NOTICE: PLEASE COMPLETE THE

ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

NORTHERN LIGHTS FUND TRUST

17605 Wright Street

Omaha, Nebraska 68154-1150

SOUTHERNSUN SMALL CAP FUND

SOUTHERNSUN U.S. EQUITY FUND

Meeting of Shareholders

To Be Held on March 24, 2014

Dear Valued Shareholder:

You are cordially invited to attend a special meeting of shareholders of each of SouthernSun Small Cap Fund (the “Existing SouthernSun Small Cap Fund”) and SouthernSun U.S. Equity Fund (the “Existing SouthernSun U.S. Equity Fund”) (throughout this letter and the related proxy materials we refer to such funds as the “Existing Funds”), each a series of Northern Lights Fund Trust (“NLFT”), to be held on March 24, 2014. At the shareholder meeting of each Existing Fund there will be a vote on an important proposal, described below. The NLFT Board of Trustees has already approved the proposal and recommends that you vote in favor.

The Board of Trustees of NLFT, a Delaware statutory trust and registered investment company advised, with respect to the Existing Funds, by SouthernSun Asset Management, LLC (“SouthernSun”), and the Board of Trustees of Managers AMG Funds (“Managers AMG Funds”), a Massachusetts business trust and registered investment company advised by Managers Investment Group LLC (“Managers”), have each approved a reorganization whereby each Existing Fund would be reorganized into a new series of Managers AMG Funds (each a “Reorganization” and collectively the “Reorganizations”). The Reorganizations are expected to close on or about March 31, 2014, or sooner (the “Closing Date”).

To carry out the Reorganizations, Managers AMG Funds is creating two new series, each with the same investment objective and substantially similar principal investment strategies as its corresponding Existing Fund. The two series are called SouthernSun Small Cap Fund (the “New SouthernSun Small Cap Fund”) and SouthernSun U.S. Equity Fund (the “New SouthernSun U.S. Equity Fund”), and are part of the family of mutual funds advised by Managers (the “Managers Funds”). Throughout this letter and the related proxy materials we refer to the New SouthernSun Small Cap Fund and the New SouthernSun U.S. Equity Fund as the “New Funds.”

In each Reorganization, an Existing Fund will transfer all of its assets to its corresponding New Fund. In exchange for these assets, the New Fund will assume all of the liabilities of the Existing Fund and deliver to the Existing Fund shares of the New Fund with a value equal to the value of the Existing Fund shares immediately prior to the Reorganization, based upon the New Fund’s valuation procedures. Investor Class and Institutional Class shares of the New SouthernSun Small Cap Fund and Investor Class, Institutional Class and Class C shares of the New SouthernSun U.S. Equity Fund will then be distributed to the applicable Investor Class and Institutional Class shareholders of record of the Existing SouthernSun Small Cap Fund and the applicable Investor Class, Institutional Class and Class C shareholders of record of the Existing SouthernSun U.S. Equity Fund, respectively, in complete liquidation of the Existing Fund. Each Reorganization is expected to qualify as a tax-free transaction. NLFT, Managers AMG Funds, SouthernSun and Managers have agreed that Managers and SouthernSun will bear equally the expenses of each Reorganization, including proxy solicitation costs, so that shareholders of NLFT and shareholders of Managers AMG Funds will not bear any of these costs.

In connection with the Reorganizations, Affiliated Managers Group, Inc. (“AMG”) has entered into a definitive agreement with SouthernSun and its equityholders, pursuant to which AMG will acquire an indirect majority equity interest in SouthernSun (the “SouthernSun Transaction”). AMG is a publicly traded asset management company (NYSE:AMG) with equity interests in a diverse group of highly regarded boutique investment management firms. This investment by AMG in SouthernSun provides an opportunity for SouthernSun’s current owners (including its employee-owners and non-employee owners) to realize value from their ownership interests, and ensures that the firm’s employee-owners continue to have an ownership interest in SouthernSun by continuing as long-term partners in SouthernSun, ensures SouthernSun’s continuing operational autonomy going forward and preserves SouthernSun’s independent character, including its focus on the interests of its clients. As partners in SouthernSun, the employee-owners will have a customary set of rights and obligations in SouthernSun, including long-term employment agreements for certain key SouthernSun principals. It is not anticipated that the SouthernSun Transaction will result in any material changes to SouthernSun’s current management, personnel, investment processes, or the way in which it manages the Existing Funds and will manage the New Funds.

SouthernSun currently serves as the investment adviser to each Existing Fund. Pursuant to the Reorganizations, it is proposed that Managers will serve as the investment manager to each New Fund, and SouthernSun will serve as the subadvisor to each New Fund. It is anticipated that SouthernSun will manage the day-to-day portfolio management of the New Funds in the same way SouthernSun manages the day-to-day portfolio management of the Existing Funds, and that the SouthernSun personnel involved in the day-to-day management of each New Fund’s portfolio will be the same personnel currently managing the corresponding Existing Fund’s portfolio. Oversight of the New Funds will be provided by the Board of

Trustees of Managers AMG Funds, and, as the investment manager of each New Fund, Managers will provide investment oversight for the New Funds. Managers will also provide administration and shareholder services for the New Funds. Managers is a subsidiary of AMG.

We are seeking your approval of the Reorganization of the Existing Fund(s) of which you are a shareholder. Information regarding each Reorganization is contained in the enclosed proxy materials. The Board of Trustees of NLFT and the Board of Trustees of Managers AMG Funds each approved each Reorganization on December 10-11, 2013 and December 12-13, 2013, respectively. A vote in favor of a Reorganization with respect to an Existing Fund will also constitute a vote in favor of the liquidation and dissolution of such Existing Fund.

The Board of Trustees of NLFT believes that approval of each Reorganization is in the best interests of each Existing Fund and each Existing Fund’s shareholders. Accordingly, the Board of Trustees recommends that you vote in favor of your Existing Fund’s Reorganization.

Please read the enclosed proxy materials and consider the information provided carefully. Your vote is very important to us. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. You may also vote your shares by telephone or electronically by following the instructions in the enclosed proxy materials. If you have any questions about the proxy materials or the proposed Reorganizations, please call your investment professional or NLFT at 1-866-672-3863.

Very truly yours,

Andrew Rogers

President of Northern Lights Fund Trust

NORTHERN LIGHTS FUND TRUST

17605 Wright Street

Omaha, Nebraska 68154-1150

QUESTIONS AND ANSWERS

YOUR VOTE IS IMPORTANT!

Dated: January 31, 2014

Q:	What am I being asked to vote on?

A: As a shareholder of an Existing Fund, you are being asked to vote to approve the Reorganization of your Existing Fund into its corresponding New Fund, a series of Managers AMG Funds, pursuant to an Agreement and Plan of Reorganization among NLFT, Managers AMG Funds, Managers and SouthernSun. In connection with each Reorganization, your Existing Fund will transfer all of its assets to its corresponding New Fund, the New Fund will assume all of the liabilities of the Existing Fund, and you will receive a class of shares of the New Fund with a value equal to the net asset value of your corresponding class of shares of the Existing Fund immediately prior to the Reorganization, based upon the New Fund’s valuation procedures. Upon completion of the Reorganization, you will become a shareholder of the New Fund. A vote in favor of a Reorganization with respect to an Existing Fund will also constitute a vote in favor of the liquidation and dissolution of such Existing Fund.

Existing Fund	New Fund
SouthernSun Small Cap Fund	SouthernSun Small Cap Fund

SouthernSun U.S. Equity Fund	SouthernSun U.S. Equity Fund

Q:	Has my Existing Fund’s Board of Trustees approved the Reorganizations?

A: Yes. The Board of Trustees of NLFT determined that the Reorganizations are in the best interests of the shareholders of the Existing Funds and recommends that you vote to approve the Reorganizations.

Q:	Why is my Existing Fund’s Board recommending the Reorganizations?

A: The Board of Trustees of NLFT has concluded that participation in each proposed Reorganization is in the best interests of each Existing Fund and its shareholders. In reaching this conclusion, the Board of Trustees considered several factors, which are discussed in detail in these materials. Certain fees waived and expenses reimbursed by Managers are subject to recoupment in limited circumstances as noted below under “Synopsis – Comparison of Fees and Expenses.”

In connection with the Reorganizations, AMG has entered into a definitive agreement with SouthernSun and its equityholders, pursuant to which AMG will acquire an indirect majority equity interest in SouthernSun (the “SouthernSun Transaction”). This investment by AMG in SouthernSun provides an opportunity for SouthernSun’s current owners (including its employee-owners and non-employee owners) to realize value from their ownership interests, and ensures that the firm’s employee-owners continue to have an ownership interest in SouthernSun by continuing as long-term partners in SouthernSun, ensures SouthernSun’s continuing operational autonomy going forward and preserves SouthernSun’s independent character, including its focus on the interests of its clients. As partners in SouthernSun, the employee-owners will have a customary set of rights and obligations in SouthernSun, including long-term employment agreements for certain key SouthernSun principals. It is not anticipated that the SouthernSun Transaction will result in any material changes to SouthernSun’s current management, personnel, investment processes, or the way in which it manages the Existing Funds and will manage the New Funds.

If the SouthernSun Transaction does not close, the Reorganizations will not occur even if shareholders have voted to approve the Reorganizations. In addition, the closing of the SouthernSun Transaction is contingent upon the shareholders of both Existing Funds approving their respective Reorganizations and the closing of the Reorganizations.

It is proposed that SouthernSun will serve as the subadvisor for the New Funds, allowing shareholders to continue to invest in a mutual fund managed on a day-to-day basis by the same portfolio management personnel. Also, it is proposed that Managers, a subsidiary of AMG, will assume the overall investment oversight responsibilities as the investment manager of the New Funds and will provide administration and shareholder servicing for the New Funds. Managers currently provides investment management and administration services to the Managers Funds family of funds, a complex of 39 mutual funds, not including the New Funds. Managers has advised the Board of Trustees of NLFT that Managers is committed to providing shareholders with access to a complete array of investment products and a comprehensive, high-quality set of shareholder services. As a shareholder in a New Fund, you will have access to the Managers Funds family of funds.

Q:	Who will manage my New Fund once the Reorganizations are completed?

A: Following the Reorganizations, Managers will serve as the investment manager and SouthernSun will serve as the subadvisor to each New Fund. SouthernSun will have day-to-day portfolio management responsibility as subadvisor for each New Fund, and it is currently anticipated that each New Fund’s portfolio will be managed in substantially the same manner and by the same personnel as the corresponding Existing Fund prior to its Reorganization.

Q:	How will the expenses that I bear as a shareholder of a New Fund compare to the expenses I currently bear as a shareholder of the corresponding Existing Fund?

A: As noted above, to the extent that the net asset level of each class of shares of each New Fund is equal to or greater than the average net asset level of the corresponding class of shares of its corresponding Existing Fund during such Existing Fund’s prior fiscal year, and to the extent the transition of the New Funds to Managers AMG Funds’ service providers is completed within a commercially reasonable time following each Reorganization, the total annual operating expense ratio of each class of shares of each New Fund will not exceed the total annual operating expense ratio of the corresponding class of shares of its corresponding Existing Fund. Similar to the Existing Funds’ expense limitation arrangements, Managers has contractually agreed, through at least January 31, 2017, to waive management fees and/or reimburse each New Fund’s expenses in order to limit the total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.50% and 1.25% for Investor Class and Institutional Class shares of the New SouthernSun Small Cap Fund, respectively, and 1.34%, 1.09% and 2.09%, for Investor Class, Institutional Class and Class C shares of the New SouthernSun U.S. Equity Fund, respectively. Certain fees waived and expenses reimbursed by Managers are subject to recoupment in limited circumstances as noted below under “Synopsis – Comparison of Fees and Expenses.”

Q:	Will I, or my Existing Fund, need to pay fees or taxes as a result of the Reorganizations?

A: No. The Reorganizations will not trigger any sales commission or other fees for shareholders. Also, each Reorganization is expected to be a tax-free transaction for shareholders, the Existing Fund, and the New Fund for U.S. federal income tax purposes. Accordingly, your cost basis and holding period of shares of an Existing Fund will carry over to the shares you receive of its corresponding New Fund upon the closing of the Reorganization. Although the Reorganizations are expected to be tax-free for shareholders, each Existing Fund may make one or more distributions to shareholders prior to the closing of its Reorganization. These distributions generally will be taxable as ordinary income or capital gains to shareholders that hold their shares in a taxable account.

Q:	Will Existing Fund shareholders or New Fund shareholders be expected to pay for the Reorganizations?

A: No. Shareholders of the Existing Funds and shareholders of the New Funds will not bear any of the costs associated with the Reorganizations. Managers and SouthernSun have agreed to bear equally the expenses of each Reorganization, including proxy solicitation costs, so that shareholders of the Existing Funds and shareholders of the New Funds will not bear any of these costs.

Q:	How do the investment objective and strategies of the Existing Funds and the New Funds compare?

A: Each New Fund has the same investment objective and substantially similar principal investment strategies as its corresponding Existing Fund.

Q:	How do the investment restrictions of the Existing Funds and the New Funds compare?

A: There is not expected to be a material difference between the manner in which each Existing Fund’s and its corresponding New Fund’s portfolio is managed. There are, however, differences in the fundamental and non-fundamental investment restrictions between the Existing Funds and the New Funds that would permit material changes in the future. See “Summary of Differences Between the Existing Funds and the New Funds – Comparative Information on Fundamental and Non-Fundamental Investment Restrictions” and Appendix B – Comparison of Investment Restrictions.

Q:	What happens if shareholders of an Existing Fund do not approve the Reorganization?

A: The closing of each Reorganization is subject to a number of conditions, including the condition that shareholders of each Existing Fund approve their respective Reorganization. Therefore, if shareholders of either Existing Fund do not approve their respective Reorganization, the entire transaction may not proceed, in which case no Existing Fund will reorganize. If a Reorganization relating to an Existing Fund is not approved by the shareholders of such Existing Fund, the Board of Trustees of NLFT will determine what further action, if any, is appropriate for such Existing Fund. If the SouthernSun Transaction does not close, the Reorganizations will not occur even if shareholders have voted to approve the Reorganizations.

In addition, the closing of the SouthernSun Transaction is contingent upon the shareholders of both Existing Funds approving their respective Reorganizations and the closing of the Reorganizations. Therefore, if shareholders of one or both Existing Funds do not approve their respective Reorganization, the SouthernSun Transaction may not proceed.

Q:	What happens if I do not wish to participate in the Reorganization of an Existing Fund, or what if I do not wish to own shares of the New Funds?

A: Assuming the Reorganization is approved by the shareholders of an Existing Fund, you may redeem your shares of the Existing Fund at any time before the last business day prior to the Closing Date. After the Closing Date, you may also redeem your shares of a New Fund on any day in accordance with the procedures applicable to the New Fund. Such redemptions will be taxable to you if you hold your shares in a taxable account.

Q:	What shareholder vote is required to approve the Reorganizations?

A: The approval of the Reorganization by an Existing Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Existing Fund. A majority of the outstanding voting securities is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Q:	When will the Reorganizations occur?

A: If approved, we expect each Reorganization to be completed on or about March 31, 2014, or sooner, provided all of the other closing conditions have been satisfied or waived.

Q:	When will the Shareholder Meeting be held?

A: The Shareholder Meeting is scheduled to be held on March 24, 2014.

Q:	How do I vote my shares?

A: You can vote your shares by telephone or electronically by following the instructions on the enclosed proxy card(s) or by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage paid envelope. If you have any questions regarding the proposals or how to vote your shares, please call your investment professional or NLFT at 1-866-672-3863.

SouthernSun Small Cap Fund

SouthernSun U.S. Equity Fund

EACH A SERIES OF

NORTHERN LIGHTS FUND TRUST

17605 Wright Street

Omaha, Nebraska 68154-1150

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR MARCH 24, 2014

This is the formal notice and agenda for the special meeting of shareholders of each of SouthernSun Small Cap Fund (the “Existing SouthernSun Small Cap Fund”) and SouthernSun U.S. Equity Fund (the “Existing SouthernSun U.S. Equity Fund,” and together with the Existing SouthernSun Small Cap Fund, the “Existing Funds”), each a series of Northern Lights Fund Trust (“NLFT”). This notice tells the shareholders of the Existing Funds what proposals will be voted on and the time and place of the meeting. We refer in this notice (and the proxy materials included with the notice) to the SouthernSun Small Cap Fund (the “New SouthernSun Small Cap Fund”) and the SouthernSun U.S. Equity Fund (the “New SouthernSun U.S. Equity Fund”) as the “New Funds,” which are series of Managers AMG Funds (“Managers AMG Funds”). We refer to the Existing Funds and the New Funds together as the “Funds.”

To the Shareholders of the Existing SouthernSun Small Cap Fund and the Existing SouthernSun U.S. Equity Fund:

A special meeting of shareholders of each of the Existing SouthernSun Small Cap Fund and the Existing SouthernSun U.S. Equity Fund will be held on March 24, 2014 at 10:00 a.m. (Eastern Time) at the offices of Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788 (the “Meeting”). At the Meeting, we will ask you to vote on:

1. A proposal to approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of the Existing SouthernSun Small Cap Fund in exchange for shares of the New SouthernSun Small Cap Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of the Existing SouthernSun Small Cap Fund in connection with the reorganization. (To be voted on by the shareholders of the Existing SouthernSun Small Cap Fund only)

2. A proposal to approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of the

Existing SouthernSun U.S. Equity Fund in exchange for shares of the New SouthernSun U.S. Equity Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of the Existing SouthernSun U.S. Equity Fund in connection with the reorganization. (To be voted on by the shareholders of the Existing SouthernSun U.S. Equity Fund only)

(The transactions that are the subject of the foregoing proposals are referred to herein as the “Reorganizations” and each a “Reorganization.”)

3. Any other business that properly comes before the Meeting or any adjournments or postponements thereof.

Only shareholders of record of the Existing Funds as of the close of business on January 27, 2014 are entitled to receive this notice and vote at the Meeting or any adjournments or postponements thereof. Whether or not you expect to attend the Meeting, please vote by telephone or electronically, or complete and return the enclosed proxy ballot (voting instruction card).

By Order of the Board of Trustees of

Northern Lights Fund Trust

James P. Ash, Secretary

January 31, 2014

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

Whether or not you plan to attend the Meeting, please vote by telephone or electronically, or complete, sign, date and return the enclosed proxy card(s) in the enclosed prepaid envelope so that you will be represented at the Meeting.

Proxy Statement/Prospectus

January 31, 2014

NORTHERN LIGHTS FUND TRUST

17605 Wright Street

Omaha, Nebraska 68154-1150

1-866-672-3863

MANAGERS AMG FUNDS

800 Connecticut Avenue

Norwalk, Connecticut 06854

1-800-835-3879

WHAT IS THIS DOCUMENT AND WHY ARE YOU RECEIVING IT?

This document is both the proxy statement for SouthernSun Small Cap Fund (the “Existing SouthernSun Small Cap Fund”) and SouthernSun U.S. Equity Fund (the “Existing SouthernSun U.S. Equity Fund,” and together with the Existing SouthernSun Small Cap Fund, the “Existing Funds”) and a prospectus for the SouthernSun Small Cap Fund (the “New SouthernSun Small Cap Fund”) and the SouthernSun U.S. Equity Fund (the “New SouthernSun U.S. Equity Fund,” and together with the New SouthernSun Small Cap Fund, the “New Funds”) (the “Proxy Statement/Prospectus”). We refer to the Existing Funds and the New Funds together as the “Funds,” and each as a “Fund.” It contains the information that shareholders of the Existing Funds should know before voting on the approval of a proposed Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the Reorganization of each Existing Fund into its corresponding New Fund. Please retain this Proxy Statement/Prospectus for future reference. Each Existing Fund is a series of Northern Lights Fund Trust (“NLFT”), an open-end management investment company, and each New Fund is a series of Managers AMG Funds (“Managers AMG Funds”), an open-end management investment company.

The closing of each Reorganization is subject to a number of conditions, including the condition that shareholders of each Existing Fund approve their respective Reorganization. Therefore, if shareholders of either Existing Fund do not approve their respective Reorganization, the entire transaction may not proceed, in which case no Existing Fund will reorganize. If a Reorganization relating to an Existing Fund is not approved by the shareholders of such Existing Fund, the Board of Trustees of NLFT will determine what further action, if any, is appropriate for such Existing Fund. If the SouthernSun Transaction (as defined below) does not close, the Reorganizations will not occur even if shareholders have voted to approve the Reorganizations.

In addition, the closing of the SouthernSun Transaction is contingent upon the shareholders of both Existing Funds approving their respective Reorganizations and the closing of the Reorganizations. Therefore, if shareholders of one or both Existing Funds do not approve their respective Reorganization, the SouthernSun Transaction may not proceed. If each Reorganization is approved, we expect the Reorganizations will be completed on or about March 31, 2014, or sooner (the “Closing Date”), provided all of the other closing conditions have been satisfied or waived. Each share class of each New Fund will be the successor to the accounting and performance information of the corresponding share class of the corresponding Existing Fund after the consummation of the Reorganizations.

Additional information regarding the Reorganizations is contained in this Proxy Statement/Prospectus.

The Proxy Statement/Prospectus and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 5, 2014.

HOW WILL THE REORGANIZATIONS WORK?

Each Reorganization of an Existing Fund will involve three steps:

(1)	the transfer of all of the assets of the Existing Fund to its corresponding New Fund in exchange for the assumption by the New Fund of all of the liabilities of the Existing Fund and the delivery to the Existing Fund of shares of the New Fund with a value equal to the value of the assets transferred by the Existing Fund, net of liabilities (all as determined immediately prior to the transaction using the New Fund’s valuation policies);

(2)	the pro rata distribution of Investor Class and Institutional Class shares of the New SouthernSun Small Cap Fund and Investor Class, Institutional Class and Class C shares of the New SouthernSun U.S. Equity Fund to the applicable Investor Class and Institutional Class shareholders of record of the Existing SouthernSun Small Cap Fund and the applicable Investor Class, Institutional Class and Class C shareholders of record of the Existing SouthernSun U.S. Equity Fund, respectively, as of the effective date of the Reorganization in full redemption of all such shares of the Existing Fund; and

(3)	the liquidation and dissolution of the Existing Fund.

As a result of the Reorganizations, shareholders of the noted share class of each Existing Fund will receive shares of the noted share class of the corresponding New Fund as set forth in the table below. The total net asset value of the New Fund shares that a shareholder will receive in the Reorganization will be the same as the total net asset value of the shares of the Existing Fund that such shareholder held immediately before the Reorganization, based upon the New Fund’s valuation procedures. A form of the Plan of Reorganization is attached to this document as Appendix A.

Existing Funds		New Funds
SouthernSun Small Cap Fund		SouthernSun Small Cap Fund
Investor Class	g	Investor Class
Institutional Class	g	Institutional Class

SouthernSun U.S. Equity Fund		SouthernSun U.S. Equity Fund
Investor Class	g	Investor Class
Institutional Class	g	Institutional Class
Class C	g	Class C

A New Fund will not commence investment operations until its approved Reorganization is completed. The Existing Funds are currently advised by SouthernSun Asset Management, LLC (“SouthernSun”). Managers Investment Group LLC (“Managers”) will serve as the investment manager to the New Funds and SouthernSun will serve as the subadvisor of the New Funds. If the Reorganizations are approved and consummated, shareholders of an Existing Fund will own shares of its corresponding New Fund. It is currently anticipated that the investments of each New Fund will be managed in substantially the same manner and by the same personnel as the corresponding Existing Fund because SouthernSun and its applicable personnel will have day-to-day portfolio management responsibility as subadvisor for each New Fund.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IS ADDITIONAL INFORMATION ABOUT THE EXISTING FUNDS AVAILABLE?

Yes, additional information about the Existing Funds is available in the:

•	Statutory Prospectuses for the Existing Funds;

•	Annual and Semi-Annual Reports to shareholders of the Existing Funds; and

•	Statement of Additional Information, or “SAI,” for the Existing Funds.

These documents are on file with the Securities and Exchange Commission, which we refer to in the Proxy Statement/Prospectus as the “SEC.”

The effective statutory prospectus of each Existing Fund dated January 23, 2014, as supplemented through the date of this Proxy Statement/Prospectus, is incorporated by reference into this Proxy Statement/Prospectus (meaning it is legally considered to be part of this Proxy Statement/Prospectus). This Proxy Statement/Prospectus should be retained for future reference.

The SAI relating to this Proxy Statement/Prospectus dated January 31, 2014 also is incorporated by reference and is legally considered to be part of this document.

Each Existing Fund’s prospectus dated January 23, 2014 and the most recent annual report to shareholders of the Existing Funds, containing audited financial statements for the most recent fiscal year ended September 30, 2013, have been previously mailed to shareholders of the Existing Funds.

Copies of all of the documents referred to above are available upon request without charge by writing to or calling:

The SouthernSun Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

1-866-672-3863

You also may view or obtain copies of these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C. Call 202-551-8090 for hours of operation.

By Mail:	Public Reference Section
Securities and Exchange Commission

100 F Street, N.E.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

www.SouthernSunFunds.com

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in a New Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	You may lose money by investing in a New Fund.

I. SYNOPSIS

The Reorganizations

The Board of Trustees of NLFT and the Board of Trustees of Managers AMG Funds have approved the Reorganizations and, in connection with the Reorganizations, NLFT agreed to solicit the approval of each Existing Fund’s shareholders for the reorganization of each Existing Fund (a series of NLFT) into its corresponding New Fund (a series of Managers AMG Funds).

NLFT has called a special meeting of the shareholders of the Existing Funds to allow the shareholders of each Existing Fund to vote on the proposed Reorganization of such Existing Fund into its corresponding New Fund.

In connection with the Reorganizations, Affiliated Managers Group, Inc. (“AMG”) has entered into a definitive agreement with SouthernSun and its equityholders, pursuant to which AMG will acquire an indirect majority equity interest in SouthernSun (the “SouthernSun Transaction”). This investment by AMG in SouthernSun provides an opportunity for SouthernSun’s current owners (including its employee-owners and non-employee owners) to realize value from their ownership interests, and ensures that the firm’s employee-owners continue to have an ownership interest in SouthernSun by continuing as long-term partners in SouthernSun, ensures SouthernSun’s continuing operational autonomy going forward and preserves SouthernSun’s independent character, including its focus on the interests of its clients. As partners in SouthernSun, the employee-owners will have a customary set of rights and obligations in SouthernSun, including long-term employment agreements for certain key SouthernSun principals. It is not anticipated that the SouthernSun Transaction will result in any material changes to SouthernSun’s current management, personnel, investment processes, or the way in which it manages the Existing Funds and will manage the New Funds.

The SouthernSun Transaction is expected to close at or about the same time as the Reorganizations and is subject to the satisfaction or waiver of certain conditions, including, among others: (1) approval of the Reorganizations by the Existing Funds’ shareholders; (2) SouthernSun maintaining a specified percentage of its run-rate revenues prior to closing; and (3) other customary closing conditions. Upon the closing, SouthernSun expects to have substantially the same personnel with substantially the same responsibilities as before, with no change in its day-to-day operations or the services provided to its clients.

SouthernSun currently serves as the investment adviser of the Existing Funds. Following the Reorganizations, the New Funds will be managed by Managers, a subsidiary of AMG, and subadvised by SouthernSun. SouthernSun, as subadvisor to the New Funds, will have day-to-day portfolio management responsibility and intends to manage each New Fund in substantially the same manner with the same personnel as is employed for the corresponding Existing Fund.

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As part of the Reorganizations, overall responsibility for investment management, administration, and shareholder servicing, some of which is currently performed by SouthernSun for the Existing Funds, will be assumed by Managers for the New Funds.

U.S. Federal Income Tax Consequences

As a condition to the closing of each Reorganization, the New Fund and its corresponding Existing Fund will receive an opinion of counsel to the effect that the Reorganization is expected to be treated as a tax-free transaction for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by an Existing Fund or its shareholders as a direct result of the Reorganization. In addition, the tax basis and holding period of a shareholder’s Existing Fund shares are expected to carry over to the New Fund shares the shareholder receives in the Reorganization. See “The Reorganizations – U.S. Federal Income Tax Consequences” below for more information.

At any time prior to a Reorganization, a shareholder may redeem shares of an Existing Fund. This will result in the recognition of taxable gain or loss by the shareholder for federal income tax purposes, if the shareholder holds the shares in a taxable account.

Although the Reorganizations are expected to be tax-free for shareholders, each Existing Fund may make one or more distributions to shareholders prior to the closing of its Reorganization. Any such distribution generally will be taxable as ordinary income or capital gains to shareholders that hold their shares in a taxable account.

Investment Objective and Strategies

Because the Funds are part of unaffiliated fund families, the Funds use different terminology and descriptions to describe their investment strategies. However, each New Fund and its corresponding Existing Fund have the same investment objective and the principal investment strategies of each New Fund and its corresponding Existing Fund are substantially similar. The description below reflects how each Existing Fund is currently managed and how its corresponding New Fund will continue to be managed after the Reorganization, and also includes a comparison of each Existing Fund’s and its corresponding New Fund’s investment objective and principal investment strategies.

Existing SouthernSun Small Cap Fund – New SouthernSun Small Cap Fund

The investment objective of both the Existing SouthernSun Small Cap Fund and the New SouthernSun Small Cap Fund is to provide long-term capital appreciation. The investment objective of each Fund is not a fundamental policy and thus may be

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changed without shareholder approval. Notwithstanding the foregoing, 60 days written notice is required to change the Existing SouthernSun Small Cap Fund’s investment objective. No such notice requirement exists to change the New SouthernSun Small Cap Fund’s investment objective.

SouthernSun seeks to achieve the Existing SouthernSun Small Cap Fund’s investment objective and, under the supervision of Managers, will seek to achieve the New SouthernSun Small Cap Fund’s investment objective by investing primarily in common stocks of smaller capitalization (“small cap”) U.S. companies that SouthernSun selects using a research-driven, value-oriented investment strategy. The Existing SouthernSun Small Cap Fund defines and the New SouthernSun Small Cap Fund will define small cap securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2000® Index during the most recent 12 month period (based on month-end data). This capitalization range will change over time. As of December 31, 2013 the range of this index was $9.6 million to $6.7 billion. Under normal market conditions, the Existing SouthernSun Small Cap Fund invests and the New SouthernSun Small Cap Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in small cap securities. This 80% investment policy can be changed without shareholder approval; however, shareholders will be given at least 60 days notice prior to any such change.

Each Fund’s portfolio typically invests or will typically invest in 20-40 companies SouthernSun believes are niche dominant, attractively-valued with financial flexibility and uniquely-fitted management teams. When selecting companies for investment, SouthernSun seeks opportunities that it believes have the following characteristics:

•	Financial Strength: SouthernSun prefers companies that have strong internally generated discretionary cash flow and organic revenue growth.

•	Management Adaptability: SouthernSun prefers management teams with measurable, transparent goals that are held accountable for performance. This applies to all levels of management from the CEO and CFO to the plant/facilities manager.

•	Niche Dominance: SouthernSun prefers companies that it believes exhibit competitive advantages through superior products, process controls and technologies.

The Existing SouthernSun Small Cap Fund generally seeks and the New SouthernSun Small Cap Fund generally will seek to buy and hold stocks for the long-term, but will sell holdings that SouthernSun believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that may contribute to relative under performance. The Existing SouthernSun Small Cap Fund generally seeks and the New SouthernSun Small Cap Fund generally will seek to hold positions in companies as they increase in

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market capitalization as long as SouthernSun considers the company to remain an attractive investment with capital appreciation potential.

Each Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

All of the foregoing investment strategies with respect to the Funds may be changed without shareholder approval.

Existing SouthernSun U.S. Equity Fund – New SouthernSun U.S. Equity Fund

The investment objective of both the Existing SouthernSun U.S. Equity Fund and the New SouthernSun U.S. Equity Fund is to provide long-term capital appreciation. The investment objective of each Fund is not a fundamental policy and thus may be changed without shareholder approval. Notwithstanding the foregoing, 60 days written notice is required to change the Existing SouthernSun U.S. Equity Fund’s investment objective. No such notice requirement exists to change the New SouthernSun U.S. Equity Fund’s investment objective.

Under normal market conditions, the Existing SouthernSun U.S. Equity Fund invests and the New SouthernSun U.S. Equity Fund will invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in equity securities (common stocks) of U.S. companies. SouthernSun seeks to achieve the Existing SouthernSun U.S. Equity Fund’s investment objective and, under the supervision of Managers, will seek to achieve the New SouthernSun U.S. Equity Fund’s investment objective by investing primarily in common stocks of small to middle capitalization U.S. companies that SouthernSun selects using a research-driven, value-oriented investment strategy. The Existing SouthernSun U.S. Equity Fund defines and the New SouthernSun U.S. Equity Fund will define the investable universe of small to middle capitalization securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2500® Index and/or the Russell Mid Cap Index during the most recent 12 month period (based on month-end data). This capitalization range will change over time. As of December 31, 2013 the range was $9.6 million to $12.7 billion for the Russell 2500 Index and $296.4 million to $31.3 billion for the Russell Mid Cap Index. Shareholders of the Funds will be provided with at least 60 days prior notice of any change in the Funds’ 80% policy.

Each Fund’s portfolio typically invests or will typically invest in 20-40 companies SouthernSun believes are niche dominant, attractively-valued with financial flexibility and uniquely-fitted management teams. When selecting companies for investment, SouthernSun seeks opportunities that it believes have the following characteristics:

•	Financial Strength: SouthernSun prefers companies that have strong internally generated discretionary cash flow and organic revenue growth.

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•	Management Adaptability: SouthernSun prefers management teams with measurable, transparent goals that are held accountable for performance. This applies to multiple levels of management from the CEO and CFO to the plant/facilities manager.

•	Niche Dominance: SouthernSun prefers companies that it believes exhibit competitive advantages through superior products, process controls and technologies.

The Existing SouthernSun U.S. Equity Fund generally seeks and the New SouthernSun U.S. Equity Fund generally will seek to buy and hold stocks for the long-term, but will sell holdings that SouthernSun believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that may contribute to relative under performance. The Existing SouthernSun U.S. Equity Fund generally seeks and the New SouthernSun U.S. Equity Fund generally will seek to hold positions in companies as they increase in market capitalization as long as SouthernSun considers the company to remain an attractive investment with capital appreciation potential.

Each Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

All of the foregoing investment strategies with respect to the Funds may be changed without shareholder approval.

For additional information about the New Funds’ principal investment strategies, please see Appendix C – Information Applicable to the New Funds/Shareholder Guide. For additional information about the New Funds’ non-principal investment strategies, please see the SAI relating to this Proxy Statement/Prospectus.

Comparison of Fees and Expenses

For all of the Funds, you will pay indirectly various expenses because each Fund pays fees and expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Only pro forma information has been presented with respect to the New Funds because each New Fund will not commence operations until the applicable Reorganization is completed. The Reorganizations themselves will not cause a shareholder to directly pay any additional fees.

With respect to the fees and expenses of the New Funds, and as set forth below, the investment management fees charged by the New Funds will be the same as the investment management fees charged by the Existing Funds. Whereas each Existing Fund currently pays Gemini Fund Services, LLC an administration fee

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equal to the greater of a minimum annual fee of $20,000 or 0.03% on the first $100 million of net assets, 0.02% on the next $300 million of net assets and 0.01% on net assets greater than $400 million, each New Fund will pay Managers an administration fee at an annual rate of 0.05% of the New Fund’s average daily net assets. The services that Managers, in its capacity as administrator, will provide to the New Funds, either directly or through a sub-administrator, are expected by Managers to be more comprehensive than the services that Gemini Fund Services, LLC, in its capacity as administrator, provides to the Existing Funds, and include certain services that are currently charged outside of the Existing Funds’ administration agreement with Gemini Fund Services, LLC. In addition, to the extent that the net asset level of each class of shares of each New Fund is equal to or greater than the average net asset level of the corresponding class of shares of its corresponding Existing Fund during such Existing Fund’s prior fiscal year, and to the extent the transition of the New Funds to Managers AMG Funds’ service providers is completed within a commercially reasonable time following each Reorganization, the total annual operating expense ratio of each class of shares of each New Fund will not exceed the total annual operating expense ratio of the corresponding class of shares of its corresponding Existing Fund. Certain fees waived and expenses reimbursed by Managers are subject to recoupment in limited circumstances as noted below.

As a result of the Reorganizations, and as described in these proxy materials, shareholders in the Existing Funds will receive shares in the corresponding share class of the New Funds, which will have similar characteristics as the shares of the Existing Funds. For example, Institutional Class shares of the Existing Funds and the New Funds do not bear 12b-1 fees, while Investor Class shares of the Existing Funds and the New Funds bear the same 12b-1 fees of up to 0.25% and Class C shares of the Existing SouthernSun U.S. Equity Fund and the New SouthernSun U.S. Equity Fund bear the same 12b-1 fees of up to 1.00%. In addition, the New Funds will have contractual expense limitation agreements in place, comparable to the expense limitation agreements in place for the Existing Funds, as described below.

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Existing SouthernSun Small Cap Fund and Pro Forma – New SouthernSun Small Cap Fund

Shareholder Fees (fees paid directly from your investment)

Fund/Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Maximum sales charge (load) imposed on reinvested dividends and other distributions	Redemption/ Exchange fee (as a percentage of the amount redeemed, on shares held less than 30/60 days) (1)
Existing SouthernSun Small Cap Fund – Investor Class	None	None	None	2.00%
Pro Forma – New SouthernSun Small Cap Fund – Investor Class	None	None	None	2.00%

Fund/Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Maximum sales charge (load) imposed on reinvested dividends and other distributions	Redemption/ Exchange fee (as a percentage of the amount redeemed, on shares held less than 30/60 days) (1)
Existing SouthernSun Small Cap Fund – Institutional Class	None	None	None	2.00%
Pro Forma – New SouthernSun Small Cap Fund – Institutional Class	None	None	None	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Fund/Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses
Existing SouthernSun Small Cap Fund – Investor Class	0.85%	0.25%	0.13%		0.01%		1.24%
Pro Forma – New SouthernSun Small Cap Fund – Investor Class	0.85%	0.25%	0.11	%(2)	0.01	%(2)	1.22%

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Fund/Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses
Existing SouthernSun Small Cap Fund – Institutional Class	0.85%	None	0.13%		0.01%		0.99%
Pro Forma – New SouthernSun Small Cap Fund – Institutional Class	0.85%	None	0.11	%(2)	0.01	%(2)	0.97%

(1)	There is no exchange fee associated with the Existing SouthernSun Small Cap Fund. There is no exchange fee associated with the New SouthernSun Small Cap Fund during the Transition Period (as defined below) but it will apply to the New SouthernSun Small Cap Fund once the Post-Transition Period (as defined below) begins.
(2)	These amounts have been adjusted as necessary from amounts incurred during the corresponding Existing Fund’s most recent fiscal year to reflect current fees and expenses.

Example

This Example will help you compare the cost of investing in the Existing SouthernSun Small Cap Fund and the New SouthernSun Small Cap Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment in each Fund has a 5% total return each year and each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

FUND/SHARE CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Existing SouthernSun Small Cap Fund – Investor Class	$126	$393	$681	$1,500
Pro Forma – New SouthernSun Small Cap Fund – Investor Class	$124	$387	$670	$1,477

FUND/SHARE CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Existing SouthernSun Small Cap Fund – Institutional Class	$101	$315	$547	$1,213
Pro Forma – New SouthernSun Small Cap Fund – Institutional Class	$99	$309	$536	$1,190

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The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in Investor Class and Institutional Class shares of the New SouthernSun Small Cap Fund will bear, whether directly or indirectly. The information in the previous tables should not be considered a representation of past or future expenses or rates of return. Actual expenses or returns may be greater or less than those shown and may change.

SouthernSun has contractually agreed to waive its management fees and/or to make payments to limit the Existing SouthernSun Small Cap Fund’s expenses until January 31, 2015 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) of the Existing SouthernSun Small Cap Fund do not exceed 1.50% and 1.25% for Investor Shares and Institutional Shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment by SouthernSun from the Existing SouthernSun Small Cap Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by NLFT’s Board of Trustees, on 60 days written notice to SouthernSun or upon termination of the Existing SouthernSun Small Cap Fund’s investment advisory agreement with SouthernSun.

Managers has contractually agreed, through at least January 31, 2017, to waive management fees and/or reimburse the New SouthernSun Small Cap Fund’s expenses in order to limit the total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.50% and 1.25% for Investor Class and Institutional Class shares, respectively, subject to later reimbursement by the New SouthernSun Small Cap Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the New SouthernSun Small Cap Fund’s contractual expense limitation, Managers may recover from the New SouthernSun Small Cap Fund fees waived and expenses paid to the extent that such repayment would not cause the New SouthernSun Small Cap Fund’s total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the New SouthernSun Small Cap Fund’s investment advisory agreement with Managers or by mutual agreement between Managers and the Managers AMG Funds’ Board of Trustees.

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Existing SouthernSun U.S. Equity Fund and Pro Forma – New SouthernSun U.S. Equity Fund

Shareholder Fees (fees paid directly from your investment)

Fund/Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Maximum sales charge (load) imposed on reinvested dividends and other distributions	Redemption/ Exchange fee (as a percentage of the amount redeemed, on shares held less than 30/60 days) (1)
Existing SouthernSun U.S. Equity Fund – Investor Class	None	None	None	2.00%
Pro Forma – New SouthernSun U.S. Equity Fund – Investor Class	None	None	None	2.00%

Fund/Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Maximum sales charge (load) imposed on reinvested dividends and other distributions	Redemption/ Exchange fee (as a percentage of the amount redeemed, on shares held less than 30/60 days) (1)
Existing SouthernSun U.S. Equity Fund – Institutional Class	None	None	None	2.00%
Pro Forma – New SouthernSun U.S. Equity Fund – Institutional Class	None	None	None	2.00%

Fund/Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Maximum sales charge (load) imposed on reinvested dividends and other distributions	Redemption/ Exchange fee (as a percentage of the amount redeemed, on shares held less than 30/60 days) (1)
Existing SouthernSun U.S. Equity Fund – Class C	None	None	None	2.00%
Pro Forma – New SouthernSun U.S. Equity Fund – Class C	None	None	None	2.00%

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Fund/Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses	Fee Waiver and/or Reimbursement		Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement
Existing SouthernSun U.S. Equity Fund – Investor Class	0.85%	0.25%	0.44%		0.03%		1.57%	0.20	%(2)	1.37%
Pro Forma – New SouthernSun U.S. Equity Fund – Investor Class	0.85%	0.25%	0.22	%(3)	0.03	%(3)	1.35%	—		—

Fund/Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses	Fee Waiver and/or Reimbursement		Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement
Existing SouthernSun U.S. Equity Fund – Institutional Class	0.85%	None	0.44%		0.03%		1.32%	0.20	%(2)	1.12%
Pro Forma – New SouthernSun U.S. Equity Fund – Institutional Class	0.85%	None	0.22	%(3)	0.03	%(3)	1.10%	—		—

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Fund/Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses	Fee Waiver and/or Reimbursement		Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement
Existing SouthernSun U.S. Equity Fund – Class C	0.85%	1.00%	0.44%		0.03%		2.32%	0.20	%(2)	2.12%
Pro Forma – New SouthernSun U.S. Equity Fund – Class C	0.85%	1.00%	0.22	%(3)	0.03	%(3)	2.10%	—		—

(1)	There is no exchange fee associated with the Existing SouthernSun U.S. Equity Fund. There is no exchange fee associated with the New SouthernSun U.S. Equity Fund during the Transition Period (as defined below) but it will apply to the New SouthernSun U.S. Equity Fund once the Post-Transition Period (as defined below) begins.
(2)	SouthernSun has contractually agreed to waive its management fees and/or to make payments to limit the Existing SouthernSun U.S. Equity Fund’s expenses, until January 31, 2015 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) of the Existing SouthernSun U.S. Equity Fund do not exceed 1.34%, 1.09% and 2.09% for Investor Shares, Institutional Shares and Class C Shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment by SouthernSun from the Existing SouthernSun U.S. Equity Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by NLFT’s Board of Trustees, on 60 days written notice to SouthernSun or upon termination of the SouthernSun U.S. Equity Fund’s investment advisory agreement with SouthernSun.
(3)	These amounts have been adjusted as necessary from amounts incurred during the corresponding Existing Fund’s most recent fiscal year to reflect current fees and expenses.

Example

This Example will help you compare the cost of investing in the Existing SouthernSun U.S. Equity Fund and the New SouthernSun U.S. Equity Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment in each Fund has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

FUND/SHARE CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Existing SouthernSun U.S. Equity Fund – Investor Class	$139	$437	$799	$1,817
Pro Forma – New SouthernSun U.S. Equity Fund – Investor Class	$137	$428	$739	$1,624

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FUND/SHARE CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Existing SouthernSun U.S. Equity Fund – Institutional Class	$114	$360	$666	$1,538
Pro Forma – New SouthernSun U.S. Equity Fund – Institutional Class	$112	$350	$606	$1,340

FUND/SHARE CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Existing SouthernSun U.S. Equity Fund – Class C	$215	$667	$1,186	$2,610
Pro Forma – New SouthernSun U.S. Equity Fund – Class C	$213	$658	$1,129	$2,431

The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in Investor Class, Institutional Class and Class C shares of the New SouthernSun U.S. Equity Fund will bear, whether directly or indirectly. The information in the previous tables should not be considered a representation of past or future expenses or rates of return. Actual expenses or returns may be greater or less than those shown and may change.

Managers has contractually agreed, through at least January 31, 2017, to waive management fees and/or reimburse the New SouthernSun U.S. Equity Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.34%, 1.09% and 2.09% for Investor Class, Institutional Class and Class C shares, respectively, subject to later reimbursement by the New SouthernSun U.S. Equity Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the New SouthernSun U.S. Equity Fund’s contractual expense limitation, Managers may recover from the New SouthernSun U.S. Equity Fund fees waived and expenses paid to the extent that such repayment would not cause the New SouthernSun U.S. Equity Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the New SouthernSun U.S. Equity Fund’s investment advisory agreement with Managers or by mutual agreement between Managers and the Managers AMG Funds’ Board of Trustees.

Portfolio Turnover

Each Existing Fund and each New Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result

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in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year ended September 30, 2013, Existing SouthernSun Small Cap Fund’s and Existing SouthernSun U.S. Equity Fund’s portfolio turnover rate was 22% and 25%, respectively, of the average value of its portfolio.

Performance

This section would normally include a bar chart and a table showing how each New Fund has performed and how its performance has varied from year to year. Because the New Funds have not commenced operations prior to the date of this Proxy Statement/Prospectus, the bar chart and table are not shown. Because the investment objective and principal investment strategies of each New Fund will be substantially similar to that of its corresponding Existing Fund and the entity providing day-to-day portfolio management services to each New Fund will be the same as for the corresponding Existing Fund, the performance history of each Existing Fund is expected to carry over to the corresponding New Fund. To obtain performance information for the New Funds after the Reorganizations take place please visit www.managersinvest.com or call 1-800-835-3879.

Performance information for each Existing Fund is available in each Existing Fund’s prospectus dated January 23, 2014, as supplemented through the date of this Proxy Statement/Prospectus, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus, and which has previously been provided to each Existing Fund’s shareholders. To obtain updated performance information for the Existing Funds please visit www.SouthernSunFunds.com or call 1-866-672-3863. Of course, past performance does not predict future results.

Purchase Procedures

The purchase procedures of the New Funds are substantially similar to those of the Existing Funds, in that shares of the New Funds may be purchased directly from the New Funds, as well as through retirement or savings plans or financial intermediaries, and shares of the Existing Funds may be purchased directly from the Existing Funds, as well as through retirement or savings plans or other financial intermediaries.

The Existing SouthernSun Small Cap Fund is currently and the New SouthernSun Small Cap Fund will be closed to new investors. Subject to certain exceptions, the following categories of shareholders and investors may purchase additional shares of the Existing SouthernSun Small Cap Fund and the New SouthernSun Small Cap Fund and reinvest dividends and capital gains in such Funds: (i) shareholders of the Existing SouthernSun Small Cap Fund as of May 17, 2013, (ii) participants in a qualified defined contribution retirement plan that offered the

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Existing SouthernSun Small Cap Fund as an investment option as of May 17, 2013, and (iii) broker/dealer wrap fee programs or financial advisory firms charging asset-based fees with existing accounts as of May 17, 2013 (such firms may purchase shares on behalf of existing clients). In addition, following the consummation of the Reorganizations, Fund management may, in its discretion, permit new accounts in the New Funds to be opened by certain investors (which may include directors, trustees, officers and employees of Managers and its affiliates).

The Existing SouthernSun Small Cap Fund offers and the New SouthernSun Small Cap Fund will offer two classes of shares, Investor Class and Institutional Class. The Existing SouthernSun U.S. Equity Fund offers and the New SouthernSun U.S. Equity Fund will offer three classes of shares, Investor Class, Intuitional Class and Class C.

The minimum initial investment for Investor Class shares of the Existing Funds is $1,000 for all accounts (including Individual Retirement Accounts (“IRAs”)) and the minimum subsequent investment is $250 ($25 for automatic investment plans). The minimum initial investment for Institutional Class shares of the Existing Funds is $1,000,000 for all accounts (including IRAs) and there is no minimum for subsequent investments. The minimum initial investment for Class C shares of the Existing SouthernSun U.S. Equity Fund is $1,000 for all accounts (including IRAs) and the minimum subsequent investment is $250 ($25 for automatic investment plans). The New Funds will have the same minimum investment amounts as the Existing Funds while Gemini Fund Services, LLC serves as the New Funds’ transfer agent pursuant to an interim transfer agency agreement for a transition period following the consummation of the Reorganizations (the “Transition Period”). When BNY Mellon Investment Servicing (US) Inc. begins serving as the New Funds’ transfer agent (the “Post-Transition Period”), the minimum initial investment for each of Investor Class and Class C shares of the New Funds, as applicable, will be $2,000 for regular accounts and $1,000 for IRAs and the minimum subsequent investment will be $100 for all accounts, the minimum initial investment for Institutional Class shares of the New Funds will be $1,000,000 for regular accounts and $50,000 for IRAs and the minimum subsequent investment will be $1,000 for all accounts, and additional investments made through automatic investment plans will not be subject to a minimum subsequent investment.

Shares of the Existing Funds are, and shares of the New Funds are or will be, available to individual investors, trusts, businesses and other organizations, education savings accounts, employer-sponsored retirement plans, individual-sponsored retirement plans, and other accounts.

Shareholders of the Existing Funds will not need to satisfy the minimum initial investment amounts of the New Funds in order to receive the corresponding class of shares of the New Funds upon consummation of the Reorganizations, but will need

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to satisfy the minimum initial investment amounts in order to purchase shares of other funds in the Managers Funds family of funds after the Reorganizations.

Each Existing Fund may reject any purchase application for any reason. The New Funds may also refuse a buy order for any reason, including the failure to submit a properly completed application and each New Fund may also refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. See “Synopsis – Exchange Rights” below.

Redemption Procedures

The redemption procedures for the Existing Funds and the New Funds are substantially similar. Shareholders may redeem shares of an Existing Fund and a New Fund any day that the New York Stock Exchange (the “NYSE”) is open for business. Both the Existing Funds and New Funds allow redemptions of shares from the respective Funds by mail, telephone, or bank wire. In addition, once the Post-Transition Period begins, the New Funds will allow shareholders to redeem their shares over the internet at www.managersinvest.com.

Both the Existing Funds and New Funds may redeem shares in an account if balances fall below a certain amount. The Existing Funds may redeem a shareholder’s account if its value falls below (i) $1,000 for the Existing SouthernSun Small Cap Fund or Investor Class or Class C shares of the Existing SouthernSun U.S. Equity Fund, or (ii) $1,000,000 for Institutional Class shares of the Existing SouthernSun U.S. Equity Fund, although a shareholder’s account will not be closed if the account balance drops below the applicable account minimum due to a decline in net asset value. During the Transition Period, the New Funds will have the same policies as the Existing Funds regarding redemption of shareholder accounts. Once the Post-Transition Period begins, the New Funds may redeem a shareholder’s account if its value (i) falls below $500 for Investor Class or Class C shares, as applicable, or $25,000 for Institutional Class shares due to redemptions you make, or (ii) is below $100. With respect to both the Existing Funds and New Funds, a shareholder’s account will not be closed until after a Fund gives at least 60 days’ notice and the opportunity to reestablish the minimum account balance.

The Existing Funds and the New Funds offer automatic redemption/withdrawal plans, and both the Existing Funds and New Funds may require a signature guarantee for redemptions. Under their automatic redemption/withdrawal plans, the Existing Funds require that the account have a net asset value of $10,000 or more and that redemptions be $50 or more. During the Transition Period, the New Funds’ automatic redemption/withdrawal plans will have the same features as those of the Existing Funds. Once the Post-Transition Period begins, under their automatic redemption/withdrawal plans, the New Funds will require that redemptions be $100 or more and will not require a minimum share balance for automatic redemptions.

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Both the Existing Funds and the New Funds impose a redemption fee. With respect to the Existing Funds, the fee is imposed for redemptions that occur less than 30 calendar days after purchase, the redemption fees do not apply in certain circumstances, and SouthernSun may waive the redemption fee at its sole discretion where it believes such waiver is in the best interests of the Existing Funds. During the Transition Period, the New Funds will impose a redemption fee under the same terms as the Existing Funds. Once the Post-Transition Period begins, with respect to the New Funds, the fee will be imposed for redemptions that occur within 60 days of purchase, the redemption fees will not apply in certain circumstances, and the New Funds may modify the terms of, or terminate the redemption fee at any time upon 60 days’ advance notice to shareholders.

Exchange Rights

The Existing Funds do not offer exchange rights to Existing Fund shareholders. For the New Funds, exchange rights will not be available during the Transition Period. Once the Post-Transition Period begins, the New Funds will offer the exchange rights described below.

Once the Post-Transition Period begins, to enhance investment flexibility, Managers will allow New Fund shareholders to exchange shares of the New Funds for the same class of shares of other funds in Managers AMG Funds or for shares of other funds in the Managers Funds family of funds that are not subject to a sales charge (load), subject to the applicable investment minimum. Not all funds in the Managers Funds family of funds offer all classes of shares or are open to new investors. In addition to exchanging into other funds in the Managers Funds family of funds described above, shareholders also may exchange their shares of the New Funds through Managers for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

There is no fee associated with Managers’ exchange privilege, except as described below; however, an exchange may result in tax consequences. In addition, Managers has implemented the following restrictions regarding exchanges:

•	Except for the JPMorgan Fund, the value of the New Fund shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange through Managers.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

The New Funds will impose an exchange fee for exchanges that occur within 60 days of purchase. The exchange fees will not apply in certain circumstances. The

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New Funds may modify the terms of, or terminate the exchange fee at any time upon 60 days’ advance notice to shareholders.

Distribution of the Funds

Northern Lights Distributors, LLC (“NLD”) serves as distributor of the Existing Funds. NLD, its affiliates, and SouthernSun may make direct or indirect payments to third parties in connection with the sale of Existing Fund shares or the servicing of shareholder accounts. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers, serves as distributor of the New Funds. Managers or MDI may make direct or indirect payments to third parties in connection with the sale of New Fund shares or the servicing of shareholder accounts.

The Existing Funds have adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), (such plan a “12b-1 Plan”) for Investor Class shares and, with respect to the Existing SouthernSun U.S. Equity Fund, Class C shares, pursuant to which an Existing Fund pays an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of such Fund’s average daily net assets attributable to its Investor Class shares and Class C shares, respectively. The New Funds have also adopted a 12b-1 Plan for Investor Class shares and, with respect to the New SouthernSun U.S. Equity Fund, Class C shares, pursuant to which a New Fund pays an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of such Fund’s average daily net assets attributable to its Investor Class shares and Class C shares, respectively. Because 12b-1 fees are deducted from the net assets of the Funds on an ongoing basis, they increase the cost of your investment the longer you hold it, and will result in lower total returns and may end up costing you more than other types of sales charges.

Each New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and Investor Class shares of each New Fund and Class C shares of the New SouthernSun U.S. Equity Fund may pay fees to these firms in return for shareholder servicing provided by these programs to shareholders.

Additional Information Applicable to the Existing Funds and New Funds

Additional information regarding shareholder policies and procedures for the Existing Funds may be found in their prospectuses, dated January 23, 2014, as supplemented through the date of this Proxy Statement/Prospectus, which are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

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For a more detailed description of the shareholder policies and procedures of the New Funds, relating to the purchase, redemption, and distribution of New Fund shares, please see Appendix C – Information Applicable to the New Funds/Shareholder Guide.

II. PRINCIPAL RISK FACTORS

Because the Funds are part of unaffiliated fund families, the Funds use different terminology and descriptions to describe their principal risks. However, due to the similarity of the Funds’ investment strategies, there are no material differences among the actual principal risk factors of the Existing Funds and the New Funds. Although the New Funds do not include Issuer-Specific Risk as a principal risk like the Existing Funds, the New Funds discuss these risks under Focused Investment Risk. In addition, although the New SouthernSun U.S. Equity Fund does not specifically note Limited History of Operations as a principal risk like the Existing SouthernSun U.S. Equity Fund, the New SouthernSun U.S. Equity Fund likewise has a limited history of operation.

Below is a discussion of the principal risk factors to which the New Funds are subject that are also applicable to the Existing Funds.

Principal Risk Factors Applicable to All Funds:

Focused Investment Risk – a greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

Liquidity Risk – particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk – market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions. Equity investments generally have greater volatility than fixed income investments.

Non-Diversified Fund Risk – the Funds are non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, which can place a Fund at greater risk.

Value Stock Risk – value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

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Additional Principal Risk Factors Applicable to the Existing SouthernSun Small Cap Fund and the New SouthernSun Small Cap Fund:

Small-Capitalization Stock Risk – the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Additional Principal Risk Factors Applicable to the Existing SouthernSun U.S. Equity Fund and the New SouthernSun U.S. Equity Fund:

Small- and Mid-Capitalization Stock Risk – the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

For additional information about the New Funds’ principal risks, please see Appendix C – Information Applicable to the New Funds/Shareholder Guide. For additional information about the New Fund’s non-principal risks, please see the SAI relating to this Proxy Statement/Prospectus.

III. THE REORGANIZATIONS

Background

In connection with the Reorganizations, AMG has entered into a definitive agreement with SouthernSun and its equityholders, pursuant to which AMG will acquire an indirect majority equity interest in SouthernSun. This investment by AMG in SouthernSun provides an opportunity for SouthernSun’s current owners (including its employee-owners and non-employee owners) to realize value from their ownership interests, and ensures that the firm’s employee-owners continue to have an ownership interest in SouthernSun by continuing as long-term partners in SouthernSun, ensures SouthernSun’s continuing operational autonomy going forward and preserves SouthernSun’s independent character, including its focus on the interests of its clients. As partners in SouthernSun, the employee-owners will have a customary set of rights and obligations in SouthernSun, including long-term employment agreements for certain key SouthernSun principals. It is not anticipated that the SouthernSun Transaction will result in any material changes to SouthernSun’s current management, personnel, investment processes, or the way in which it manages the Existing Funds and will manage the New Funds.

The SouthernSun Transaction is expected to close at or about the same time as the Reorganizations and is subject to the satisfaction or waiver of certain conditions, including, among others: (1) approval of the Reorganizations by the Existing Funds’ shareholders; (2) SouthernSun maintaining a specified percentage of its run-rate revenues prior to closing; and (3) other customary closing conditions. Upon the closing, SouthernSun expects to have substantially the same personnel with substantially the same responsibilities as before, with no change in its day-to-day operations or the services provided to its clients.

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Description of the Reorganizations

On December 10-11, 2013, NLFT’s Board of Trustees voted to approve, with respect to the Existing Funds, each Reorganization, subject to approval by the shareholders of the applicable Existing Fund. In each Reorganization, the Existing Fund will transfer its assets to its corresponding New Fund, which will assume all of the liabilities of the Existing Fund. Upon this transfer of assets and assumption of liabilities, each New Fund will issue shares of beneficial interest to its corresponding Existing Fund, which shares will be distributed to shareholders in liquidation of the Existing Fund. Any shares you own of any share class of an Existing Fund at the time of the Reorganization will be cancelled and you will receive the corresponding share class of its corresponding New Fund having an aggregate value equal to the aggregate value of your shares of the Existing Fund, based upon the New Fund’s valuation procedures. Each Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes. If approved by shareholders, each Reorganization is expected to occur on or about March 31, 2014, provided all of the other closing conditions have been satisfied or waived.

Reasons for the Reorganizations

Pursuant to the Reorganizations, if approved, Managers will serve as the investment manager to the New Funds, and SouthernSun will provide day-to-day portfolio management services as the subadvisor to the New Funds. Oversight of the New Funds will be provided by the Board of Trustees of Managers AMG Funds and, as the investment manager of each New Fund, Managers will provide investment oversight for the New Funds. Managers will also provide administration and shareholder services for the New Funds. The Board of Trustees of NLFT and the Board of Trustees of Managers AMG Funds formally approved the Reorganizations at meetings held on December 10-11, 2013 and December 12-13, 2013, respectively. In connection with the Reorganizations, NLFT agreed to solicit the approval of the shareholders of each Existing Fund for the reorganization of such Existing Fund, a series of NLFT, into its corresponding New Fund, a series of Managers AMG Funds.

Headquartered in Norwalk, Connecticut, Managers was founded in 1983 to provide individual investors and smaller institutions with access to the same expertise, resources and techniques employed by major institutions and wealthy families. Managers serves as the investment manager to the funds in the Managers Funds family of funds, which includes Managers AMG Funds. Managers is a subsidiary of AMG. As of December 31, 2013, Managers had $39.9 billion in assets under management.

In approving the Reorganizations of the Existing Funds into the New Funds, the Board of Trustees of NLFT considered a number of factors, which are discussed under “Board Consideration of the Reorganizations” below.

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Terms of the Reorganizations

At the effective time of each Reorganization, each New Fund will acquire all of the assets and assume all of the liabilities of its corresponding Existing Fund, in exchange for shares of the New Fund.

The terms and conditions under which the Reorganization for each Existing Fund will be implemented are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a form of which is attached as Appendix A to this Proxy Statement/Prospectus. The Plan of Reorganization contemplates (i) a New Fund’s acquisition of all of the assets of its corresponding Existing Fund in exchange solely for shares of the New Fund (“New Fund Shares”) and the assumption by the New Fund of all of the liabilities of the Existing Fund by the Closing Date (the “Liabilities”), and (ii) the distribution of the New Fund Shares to the shareholders of the Existing Fund as soon as reasonably practicable after the closing.

Each shareholder of an Existing Fund will receive a number of full and fractional New Fund Shares of a particular class of shares equal in value to the number of full and fractional shares of the corresponding class of shares of the Existing Fund held by such shareholder as of the Closing Date, based upon the New Fund’s valuation procedures. Each Existing Fund will be liquidated and dissolved soon thereafter.

Accordingly, immediately after the Reorganizations, each former shareholder of an Existing Fund will own corresponding New Fund Shares that will be equal in net asset value to the shares of the Existing Fund held by that shareholder immediately prior to the Reorganization, based upon the New Fund’s valuation procedures. The Plan of Reorganization provides the time for and method of determining the net value of each Existing Fund’s assets (and therefore shares) and the net asset value of a share of its corresponding New Fund. The valuation will be done immediately after the close of business, as described in the Plan of Reorganization, on the business day immediately preceding the Closing Date. Any special shareholder options (for example, automatic investment plans on current Existing Fund shareholder accounts) will automatically transfer to the new accounts.

The Plan of Reorganization provides that Managers and SouthernSun will share equally all costs and expenses of the Reorganizations, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. The closing of each Reorganization is expected to occur on or about March 31, 2014 provided all of the other closing conditions have been satisfied or waived. The implementation of each Reorganization is subject to a number of conditions set forth in the Plan of Reorganization, including, unless waived, the approval of the Reorganizations by shareholders of both Existing Funds.

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Another important condition to closing is that each Existing Fund and New Fund receives a tax opinion to the effect that each Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. As such, each Reorganization is not expected to be taxable for such purposes to the Existing Fund, the New Fund or the Existing Fund’s shareholders. It should be noted, however, that each Existing Fund may make one or more distributions to shareholders prior to the closing of its Reorganization. Any such distribution generally will be taxable as ordinary income or capital gains to shareholders that hold their shares in a taxable account.

The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date by mutual agreement of the parties. If the transactions contemplated by the Plan of Reorganization have not been substantially completed by December 23, 2014, the Plan of Reorganization shall automatically terminate on that date unless a later date is agreed to by the Existing Funds and the New Funds.

The closing of each Reorganization is subject to a number of conditions, including the condition that shareholders of each Existing Fund approve their respective Reorganization. Therefore, if shareholders of either Existing Fund do not approve their respective Reorganization, the entire transaction may not proceed, in which case no Existing Fund will reorganize. If a Reorganization relating to an Existing Fund is not approved by the shareholders of such Existing Fund, the Board of Trustees of NLFT will determine what further action, if any, is appropriate for such Existing Fund. If the SouthernSun Transaction does not close, the Reorganizations will also not occur even if shareholders have voted to approve the Reorganizations.

In addition, the closing of the SouthernSun Transaction is contingent upon the shareholders of both Existing Funds approving their respective Reorganizations and the closing of the Reorganizations. Therefore, if shareholders of one or both Existing Funds do not approve their respective Reorganization, the SouthernSun Transaction may not proceed.

Finally, as discussed above, it is anticipated that Managers will enter into an interim transfer agency agreement with Gemini Fund Services, LLC, the current transfer agent, for the Existing Funds to facilitate the transition of the Existing Funds from the NLFT service provider platform to the Managers AMG Funds service provider platform following the consummation of the Reorganizations.

Board Consideration of the Reorganizations

The Board of Trustees (the “NLFT Trustees”) of NLFT considered the proposed Reorganizations at a meeting held on December 10-11, 2013. A representative of AMG explained that, if the Reorganizations were approved, each

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Existing Fund would merge into a new series of Managers AMG Funds (“New Fund”). Additionally, she explained that if the Reorganizations were approved, Managers would serve as adviser to the New Funds and SouthernSun would serve as subadvisor. The NLFT Trustees reviewed a summary, prepared by Managers and included in the board meeting materials, of the proposed Reorganizations and their benefits to the shareholders of the Existing Funds. The NLFT Trustees considered the following matters, among others, in approving the proposal:

The NLFT Trustees reviewed the terms of the Plan of Reorganization, noting that the Reorganizations would be submitted to the Existing Funds’ shareholders for approval. The NLFT Trustees discussed that if the Reorganizations are approved, the New Funds’ total fees (as estimated by Managers) will be less than or equal to the fees currently paid by the Existing Funds. The NLFT Trustees discussed that although SouthernSun would no longer serve as adviser, they were pleased that the existing portfolio managers will continue to provide portfolio management services to the New Funds following the Reorganizations. The NLFT Trustees noted that under the Reorganizations, Managers, as adviser, and SouthernSun, as subadvisor, would be providing a comparable level of portfolio management services to the New Funds and shareholders as are currently being provided to the Existing Funds.

The NLFT Trustees discussed the favorable reputation and experience of the proposed third-party service providers. The NLFT Trustees agreed that the intended team has the ability to provide quality services with increased opportunities for economies of scale due to the marketing, infrastructure and size of the Managers Funds family of funds. The NLFT Trustees determined that the Reorganizations offer the Existing Funds significant resources above and beyond SouthernSun acting as adviser alone, that Managers has a strong track record of integrating reorganized funds into Managers AMG Funds, and that the Reorganizations would not result in a dilution of shareholder interests.

The NLFT Trustees noted that Managers and SouthernSun will bear all costs associated with the Reorganizations, the Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the Proxy Statement/Prospectus and the cost of copying, printing and mailing proxy materials. The NLFT Trustees further discussed the fact that, under the Plan of Reorganization, each New Fund would assume all of the liabilities of its corresponding Existing Fund. The NLFT Trustees considered that the Reorganizations are not expected to result in taxable income or gain or other adverse federal tax consequences to shareholders.

The NLFT Trustees reviewed information regarding comparative expense ratios. The NLFT Trustees noted that Managers has contractually agreed, through at least January 31, 2017, to waive management fees and/or reimburse each New Fund’s expenses in order to limit the total annual fund operating expenses. They confirmed that the New Funds’ expense limitation agreement would exist on

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substantially similar terms as the agreement currently in place with respect to the Existing Funds. They further noted that Managers agreed not to increase the New Funds’ advisory fees for the first two years of operations of the New Funds.

The NLFT Trustees reviewed the investment objectives, policies, and investment restrictions of both the Existing Funds and the New Funds, discussed certain aspects of each, and concluded that each New Fund will have the same investment objective and substantially similar investment strategies as its corresponding Existing Fund. The NLFT Trustees further discussed that some differences exist between the fundamental investment restrictions of the New Funds and the fundamental investment restrictions of the Existing Funds, but also recognized that such differences are necessary to harmonize the investment restrictions among most of the series of Managers AMG Funds. The NLFT Trustees also discussed certain other differences, concluding that they were not material and are not expected to have an impact on the day-to-day management of the New Funds.

After further discussion, the NLFT Trustees, including the NLFT Independent Trustees, concluded that, pursuant to Section 15(f)(1)(B) of the 1940 Act, the Reorganizations would be in the best interests of the Existing Funds and their respective shareholders, and that the interests of existing shareholders in the Existing Funds will not be diluted as a result of the transactions contemplated by the Reorganizations or suffer any unfair burden as a result of the Reorganizations. The NLFT Trustees, including the NLFT Independent Trustees, also concluded that, pursuant to Section 15(f)(1)(A) of the 1940 Act, at least 75 per cent of the members of the Board of Trustees of Managers AMG Funds would be classified as noninterested for a period of at least three years after the Reorganizations.

At the December 10-11, 2013 meeting, the NLFT Trustees, including the NLFT Independent Trustees voting separately, approved the proposed Reorganizations.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase an Existing Fund or a New Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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U.S. Federal Income Tax Consequences

The Reorganizations are expected to qualify for U.S. federal income tax purposes as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and thus are not expected to result in the recognition of gain or loss by either the Existing Funds or their shareholders. As a condition to the closing of each Reorganization, the Existing Fund and its corresponding New Fund will receive a legal opinion from Ropes & Gray LLP (which opinion will be subject to certain qualifications satisfactory to the Existing Fund and the New Fund), to the effect that, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for federal income tax purposes:

•	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the New Fund and the corresponding Existing Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	Under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon the receipt of the assets of the corresponding Existing Fund in exchange for New Fund Shares and the assumption by such New Fund of the Liabilities of the corresponding Existing Fund;

•	Under Section 362(b) of the Code, the basis in the hands of the New Fund of the assets of the corresponding Existing Fund transferred to such New Fund in the Reorganization will be the same as the basis of such assets in the hands of the corresponding Existing Fund immediately prior to the transfer;

•	Under Section 1223(2) of the Code, the holding periods of the assets of the Existing Fund in the hands of the corresponding New Fund will include the periods during which such assets were held or treated for federal income tax purposes as held by such Existing Fund;

•	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of its assets to the corresponding New Fund in exchange for New Fund Shares and the assumption by the corresponding New Fund of all of the liabilities of such Existing Fund, or upon the distribution of New Fund Shares by such Existing Fund to its shareholders in liquidation;

•	Under Section 354 of the Code, no gain or loss will be recognized by Existing Fund shareholders upon the exchange of their shares of such Existing Fund for New Fund Shares;

•	Under Section 358 of the Code, the aggregate basis of New Fund Shares a shareholder of the corresponding Existing Fund receives in connection with the Reorganization will be the same as the aggregate basis of such shareholder’s Existing Fund shares exchanged therefor;

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•	Under Section 1223(1) of the Code, an Existing Fund shareholder’s holding period for his, her, or its New Fund Shares will include the period for which such shareholder held or is treated for federal income tax purposes as having held the Existing Fund shares exchanged therefor, provided that the shareholder held such Existing Fund shares as capital assets; and

•	The New Fund will succeed to and take into account the items of the corresponding Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Each opinion will be based on factual certifications made by officers of the applicable Existing Fund and the corresponding New Fund, and on customary assumptions. No opinion is a guarantee that the tax consequences of either Reorganization will be as described above. There is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with either opinion. Opinions of counsel are not binding upon the IRS or the courts.

If the transfer of the assets of an Existing Fund in exchange for the New Fund Shares and the assumption by the corresponding New Fund of the Liabilities of such Existing Fund were not to constitute a tax-free reorganization, the shareholders of such Existing Fund generally would recognize gain or loss equal, with respect to a particular shareholder, to the difference between the value of the New Fund Shares the shareholder receives and the tax basis of the shareholder’s shares in such Existing Fund.

Although the Reorganizations are expected to be tax-free for shareholders, each Existing Fund may make one or more distributions to shareholders prior to the closing of its Reorganization. Any such distribution generally will be taxable as ordinary income or capital gains to shareholders that hold their shares in a taxable account.

The ability of each New Fund to carry forward capital losses (if any) of its corresponding Existing Fund and use such losses to offset future gains will not be limited as a direct result of the Reorganizations.

The above description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders of each Existing Fund should consult their tax advisors regarding the effect, if any, of the Reorganization with respect to such Existing Fund in light of their individual circumstances. Since the foregoing discussion relates only to certain U.S. federal income tax consequences of the Reorganizations, each shareholder of an Existing Fund should also consult such shareholder’s tax advisors as to the state, local and non-U.S. tax consequences, if any, of the Reorganization with respect to such Existing Fund based upon the shareholder’s particular circumstances.

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Fees and Expenses of the Reorganizations

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, or other similar expenses incurred in connection with the completion of the Reorganizations, will be borne equally by Managers and SouthernSun.

IV. SUMMARY OF DIFFERENCES BETWEEN THE EXISTING FUNDS AND THE NEW FUNDS

The following summary highlights certain differences between the Existing Funds and the New Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganizations. For more complete information about the Reorganizations, please read this entire document.

Comparison of Business Structure

Form of Organization

The Existing Funds are series of Northern Lights Fund Trust, a statutory trust organized under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated January 19, 2005, as amended (the “Northern Lights Agreement”). The New Funds are series of Managers AMG Funds, a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated December 13, 2013 (the “Managers Trust Agreement,” and together with the Northern Lights Agreement, the “Fund Charters”). The Managers Trust Agreement and Bylaws of Managers AMG Funds (the “Managers Bylaws”) are designed to make Managers AMG Funds similar in many respects to a Massachusetts business corporation. The operations of the Existing Funds are governed by Delaware law and by the Northern Lights Agreement and the Bylaws of NLFT (the “Northern Lights Bylaws”). The operations of the New Funds are governed by Massachusetts law and by the Managers Trust Agreement and the Managers Bylaws. The Existing Funds are, and, once the amendment to Managers AMG Funds’ registration statement registering the shares of the New Funds becomes effective (which will occur prior to the closing of the Reorganizations), the New Funds will be, registered with the SEC as open-end management investment companies and subject to the provisions of the 1940 Act, and the rules and regulations thereunder.

Shares

NLFT is authorized to issue an unlimited number of shares, without par value. The Board of Trustees of NLFT may authorize the division of shares into separate and distinct series and the division of any series into separate classes of shares.

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Managers AMG Funds is authorized to issue shares of beneficial interest in separate series in addition to the New Funds. The Managers Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares, without par value, of one or more series, to divide or combine the shares of any series into one or more classes, and to establish and designate a class or classes of a series.

Each share of a Fund represents an equal proportionate interest in that Fund and has identical voting, dividend, redemption, liquidation, and other rights. Shares of each New Fund have no preemptive or similar rights and may have conversion rights if the Trustees of Managers AMG Funds establish conversion procedures. Shares of each Existing Fund have no preemptive or other rights to subscribe for new or additional shares and may have exchange rights if the Trustees of NLFT establish exchange procedures. The Managers Trust Agreement provides that shares are fully paid and non-assessable by Managers AMG Funds, except as discussed under “Shareholder Liability” below.

All classes of an Existing Fund and New Fund shall represent the same interest in NLFT and Managers AMG Funds, respectively, and have identical voting, dividend, liquidation and other rights with any other shares of that Fund; provided, however, that any class of shares may be subject to sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees in such amounts as may be established by the Board of Trustees of NLFT and the Board of Trustees of Managers AMG Funds, as the case may be, from time to time in accordance with the 1940 Act, including Rule 18f-3 thereunder, and that any expenses related solely to a particular class of a Fund shall be borne solely by that class. In addition, in certain cases a class of a Fund may be entitled to vote separately as a class on certain matters affecting only that class.

Shareholder Liability

Under the Delaware Statutory Trust Act and the Northern Lights Agreement, shareholders of NLFT are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit under the general corporation law of the State of Delaware. The Northern Lights Agreement provides that if any shareholder or former shareholder is exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of NLFT (or having been a shareholder of a particular series), and not because of such shareholder’s acts or omissions, the shareholder shall be entitled to be held harmless from and indemnified out of the assets of NLFT or out of the assets of the applicable series against all loss and expense arising from such claim or demand.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Managers AMG Funds may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Managers Trust

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Agreement provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the New Fund and that every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of Managers AMG Funds by the Trustees or by any officers or officer on behalf of each New Fund shall give notice to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the trust. The Managers Trust Agreement provides that to the extent any shareholder is held personally liable, solely by reason of being or having been a shareholder of a particular series or class of Managers AMG Funds, such shareholder is entitled to indemnification out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder for all loss and expense arising from such liability.

Liability of Trustees

The Northern Lights Agreement provides that, to the fullest extent permitted by the Delaware Statutory Trust Act, the officers and Trustees of NLFT shall not be responsible or liable in any event for any act or omission of: any agent or employee of NLFT; any investment adviser or principal underwriter of NLFT; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. NLFT will indemnify and hold harmless each and every officer and Trustee of NLFT from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of NLFT, except for such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Managers Trust Agreement provides that no Trustee, officer, employee or agent of Managers AMG Funds is liable to any third persons in connection with the affairs of Managers AMG Funds or the New Fund, except that the Managers Trust Agreement does not protect a Trustee against any liability that arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee. It also provides that all third persons shall look solely to the property of Managers AMG Funds (or particular series or class thereof) for any satisfaction of claims arising in connection with the affairs of Managers AMG Funds (or particular series or class thereof, as applicable). The Managers Trust Agreement provides that a Trustee or officer, including persons who serve at the request of Managers AMG Funds as directors, officers or trustees

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of another organization in which Managers AMG Funds has an interest, is entitled to be indemnified against all liability in connection with the affairs of Managers AMG Funds, except where such person is finally adjudicated in a decision on the merits not to have acted in good faith in the reasonable belief that his or her action was in the best interests of Managers AMG Funds, or if the liability arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Meetings and Voting Requirements

Neither the Existing Funds nor the New Funds are required by law or their governing documents to hold regular or annual shareholder meetings and normally will not. The Trustees of NLFT and Managers AMG Funds may call shareholder meetings of the Existing Funds and the New Funds, respectively. Pursuant to the Northern Lights Bylaws, special meetings of the shareholders of NLFT or any of its series shall be called by the Board of Trustees, Chairman, or President of NLFT upon the written request of shareholders owning at least one-third of the outstanding shares entitled to vote. Pursuant to the Managers Trust Agreement, at any meeting called for the purpose, shareholders of Managers AMG Funds have the right, upon the vote of the holders of two-thirds of its outstanding shares, to remove a Trustee of Managers AMG Funds from office. Pursuant to the Northern Lights Agreement, shareholders of NLFT may remove a Trustee only to the extent provided by the 1940 Act and rules and regulations thereunder.

Under the Northern Lights Agreement, thirty-three and one-third percent of the shares entitled to vote constitutes a quorum at a shareholder meeting, except when a larger quorum is required by law or otherwise by the Northern Lights Agreement or Northern Lights Bylaws. Further, unless otherwise provided by applicable law or the Northern Lights Agreement or Northern Lights Bylaws, in all matters other than the election of Trustees, the affirmative vote of the majority of votes cast at a shareholders’ meeting at which a quorum is present shall be the act of the shareholders. The Trustees shall be elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present. Under the Managers Trust Agreement, thirty percent of the shares entitled to vote constitutes a quorum at a shareholder meeting, except when a larger quorum is required by law, the Managers Trust Agreement or the Managers Bylaws, and a majority of the shares voted at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of law, the Managers Trust Agreement, the Managers Bylaws or the Trustees.

Pursuant to the Northern Lights Agreement, shares of the Existing Funds entitle their holders to one vote per share or a fractional vote for each fractional share. There shall be no cumulative voting in the election of the Board of Trustees.

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The shareholders of the New Funds are entitled to one vote per whole share as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures and to appoint their own successors, provided however that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of Managers AMG Funds. The voting rights of shareholders are not cumulative in the election of Trustees.

Dissolution or Termination

NLFT may be dissolved at any time by vote of a majority of shares of NLFT entitled to vote or by the Board of Trustees by written notice to the shareholders. Any series of NLFT, including the Existing Funds, may be dissolved at any time by vote of a majority of the shares of that series or by the Board of Trustees by written notice to the shareholders of that series. The Northern Lights Agreement provides that upon dissolution of NLFT (or a particular series, as the case may be), the Trustees of NLFT shall, in accordance with the Delaware Statutory Trust Act, pay or make reasonable provision to pay all claims and obligations of each series (or the particular series, as the case may be), including all contingent, conditional or unmatured claims and obligations known to NLFT, and all claims and obligations which are known to NLFT but for which the identity of the claimant is unknown. If there are sufficient assets held with respect to each series of NLFT (or the particular series, as the case may be), such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to each series of NLFT (or the particular series, as the case may be), such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including without limitation, cash, securities or any combination thereof) held with respect to each series of NLFT (or the particular series, as the case may be) shall be distributed to the shareholders of such series, ratably according to the number of shares of such series held by the several shareholders on the record date for such dissolution distribution.

The Managers Trust Agreement provides that upon termination of Managers AMG Funds (or any series or class thereof, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, allocated or attributable, severally, to each series (or the applicable series or belonging, allocated or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, Managers AMG Funds shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each series (or the applicable series or attributable to the particular class, as the case may

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be), to distributable form in cash or shares or other securities or property, or any combination thereof, and distribute the proceeds belonging to each series (or the applicable series or attributable to the particular class, as the case may be), to the shareholders of that series (or class, as the case may be), as a series (or class, as the case may be), ratably according to the number of shares of that series (or class, as the case may be) held by the several shareholders of such series (or class, as the case may be) on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of that series, provided that with respect to any termination of a series with multiple classes, the proceeds attributable to each class shall be allocated to such class and then distributed to the shareholders of such class pro rata in proportion to the number of shares of such class held by each of them. Managers AMG Funds may be terminated by a vote of shareholders holding at least 66 2/3% of the shares of each series of Managers AMG Funds entitled to vote and voting separately by series, or by the Trustees upon written notice to the shareholders, and any series or class of Managers AMG Funds may be terminated at any time by a vote of shareholders holding at least 66 2/3% of the shares of that series or class entitled to vote, or by the Trustees by written notice to the shareholders of that series or class.

Derivative Actions

In addition to the requirements under the Delaware Statutory Trust Act, the Northern Lights Agreement provides that a shareholder may bring a derivative action on behalf of NLFT only if the shareholder first makes a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of NLFT or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

In addition to the requirements under Massachusetts law, the Managers Bylaws provide that a shareholder of a New Fund may bring a derivative action on behalf of Managers AMG Funds only if the shareholder first makes a written demand upon Managers AMG Funds to take suitable action and 90 days have elapsed from the date the demand was made, or, if the decision whether to reject such demand has been submitted to a shareholder vote, 120 days have elapsed from the date the demand was made, unless in either case the shareholder has earlier been notified that the demand has been rejected. The Trustees of Managers AMG Funds will decide in their sole business judgment whether to bring, maintain or settle (or not to

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bring, maintain or settle) such proceeding, or to vindicate (or not vindicate) any such derivative claim, or to submit the matter to a vote of shareholders, and such decision will be binding upon the shareholders. No suit, proceeding or other action may be commenced or maintained after a decision to reject a demand. Any Trustee of Managers AMG Funds acting in connection with any demand or any proceeding relating to a derivative claim who is not an interested person (as defined in the 1940 Act) shall be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

The foregoing is only a summary of certain characteristics of the operations of the respective Fund Charters and Bylaws of NLFT and Managers AMG Funds and Delaware and Massachusetts law, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Fund Charters and Bylaws (which are filed as exhibits to the registration statements of NLFT and Managers AMG Funds, respectively, which may be found at the SEC’s website at www.sec.gov) and Massachusetts and Delaware law directly for more complete information.

Comparative Information on Fundamental and Non-Fundamental Investment Restrictions

The Existing Funds and the New Funds are each subject to certain fundamental and non-fundamental investment restrictions regarding their investments. A fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of a Fund’s outstanding securities (as defined in the 1940 Act), while non-fundamental investment restrictions may be changed by NLFT’s Trustees or Managers AMG Funds’ Trustees, as applicable, without shareholder approval. The Existing Funds are subject to certain non-fundamental investment restrictions regarding their investments that may only be changed by a vote of the Board of Trustees, whereas the New Funds are not subject to such non-fundamental investment restrictions. Appendix B contains tables that compare the fundamental investment restrictions of the Existing Funds and the New Funds and describes non-fundamental investment restrictions of the Existing Funds that may only be changed by a vote of the Board of Trustees.

There is not expected to be a material difference between the manner in which each Existing Fund’s and its corresponding New Fund’s portfolio is managed. There are, however, differences in the fundamental investment restrictions between the Existing Funds and the New Funds that would permit material changes in the future. These differences include, among other things:

•

With respect to borrowing and the issuance of senior securities, the Existing Funds may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. The New Funds may borrow money and issue senior

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securities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff. In addition, the New Funds may borrow through an interfund lending program with other series of trusts managed by Managers, while the Existing Funds do not currently participate in interfund lending. All Existing Funds and New Funds are subject to the asset coverage requirements of Section 18 of the 1940 Act, whether specifically noted in their policies or not.

•	With respect to lending, the Existing Funds may not make loans, except they may acquire debt securities, enter into repurchase agreements or loan assets to broker-dealers, financial organizations or institutional investors. The New Funds may lend money to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff. In addition, the New Funds may participate in an interfund lending program with other series of trusts managed by Managers, while the Existing Funds do not currently participate in interfund lending.

•	The Existing Funds may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, an Existing Fund’s investments would be concentrated in the securities of issuers whose principal business activities are in the same industry. Similarly, the New Funds may not concentrate their investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act and the rules and regulations thereunder, as amended from time to time, and under regulatory guidance or interpretations.

•	Neither Existing Fund will purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, although the Existing Funds may purchase or sell options and futures contracts and invest in securities or other instruments backed by physical commodities. The New Funds are not subject to such limitations and may purchase and sell commodities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff.

•

Neither Existing Fund will purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although the Existing Funds may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business. The New Funds are not subject to such limitations and may purchase and

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sell real estate to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff.

•	With respect to underwriting, the Existing Funds will not underwrite securities of other issuers except to the extent that the Existing Funds may be deemed to be an underwriter under the 1933 Act. The New Funds may underwrite securities to the extent permitted by the 1940 Act or the rules or regulations thereunder, as amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or its staff.

In addition, while the New Funds are not subject to any non-fundamental investment restrictions that may be changed only by a vote of the Board of Trustees, each Existing Fund is subject to the non-fundamental policies set forth in Appendix B, which may only be changed by a vote of the Board of Trustees, including a non-fundamental investment restriction pursuant to which the Existing Funds may not invest more than 15% of their net assets in illiquid securities. Although not subject to non-fundamental restrictions on these matters, the New Funds also may not currently invest more than 15% of their net assets in illiquid securities.

Existing and Pro Forma Capitalizations

Each New Fund will be the successor to the accounting and performance information of the corresponding Existing Fund after consummation of the Reorganizations. Only pro forma capitalization information is shown for the New Funds because the New Funds will not commence investment operations until the completion of the Reorganizations. Accordingly, the pro forma capitalization of the reorganized New Funds will be identical to the capitalizations of the Existing Funds immediately before the Reorganizations. Pro forma capitalization shown below is as of January 2, 2014, based upon the New Funds’ valuation procedures.

Existing SouthernSun Small Cap Fund and New SouthernSun Small Cap Fund

	Net Assets	Net Asset Value per Share	Shares Outstanding
Existing SouthernSun Small Cap Fund (Investor Class)	$436,500,638	$30.02	14,528,740
New SouthernSun Small Cap Fund (Investor Class) (pro forma)	$436,500,638	$30.02	14,528,740
Existing SouthernSun Small Cap Fund (Institutional Class)	$406,054,185	$30.35	13,374,674
New SouthernSun Small Cap Fund (Institutional Class) (pro forma)	$406,054,185	$30.35	13,374,674

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Existing SouthernSun U.S. Equity Fund and New SouthernSun U.S. Equity Fund

	Net Assets	Net Asset Value per Share	Shares Outstanding
Existing SouthernSun U.S. Equity Fund (Investor Class)	$44,637,538	$13.24	3,445,730
New SouthernSun U.S. Equity Fund (Investor Class) (pro forma)	$44,637,538	$13.24	3,445,730
Existing SouthernSun U.S. Equity Fund (Institutional Class)	$277,202,688	$13.28	20,917,493
New SouthernSun U.S. Equity Fund (Institutional Class) (pro forma)	$277,202,688	$13.28	20,917,493
Existing SouthernSun U.S. Equity Fund (Class C)	$8,999,380	$13.13	686,270
New SouthernSun U.S. Equity Fund (Class C) (pro forma)	$8,999,380	$13.13	686,270

Comparison of Investment Advisers and Investment Advisory Fees

Investment Advisers and Subadvisors

SouthernSun currently serves as each Existing Fund’s investment adviser. Subject to the supervision of NLFT’s Board of Trustees, SouthernSun furnishes continuous investment advisory services to each of the Existing Funds. SouthernSun supervises and manages the investment portfolios of the Existing Funds and, subject to such policies as the Board of Trustees may determine, directs the purchase or sale of investment securities in the day-to-day management of the Existing Funds’ investment portfolios. SouthernSun is located at 6070 Poplar Avenue, Suite 300, Memphis, Tennessee 38119.

Managers will serve as the investment manager and administrator of the New Funds. Managers has overall supervisory responsibility for the investment program of the New Funds. Managers selects and recommends, subject to the approval of the Board of Trustees of Managers AMG Funds, the subadvisor to manage each New Fund’s investment portfolio. It also monitors the performance, security holdings and investment strategies of the subadvisor and is responsible for reporting to Managers AMG Funds’ Board of Trustees on each New Fund’s investment characteristics and performance. Managers also furnishes certain administrative, compliance and accounting services for Managers AMG Funds, including the New Funds. Managers’ principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. Managers and its corporate predecessors have over 20 years of experience in evaluating subadvisors for individuals and institutional investors. Managers AMG Funds has obtained from the SEC an exemptive order which permits Managers, subject to certain conditions and oversight by Managers AMG Funds’ Board of

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Trustees, to terminate a subadvisor to the New Funds and hire new unaffiliated subadvisors for the New Funds without prior shareholder approval. Affiliated subadvisors selected by Managers are, however, subject to shareholder approval.

Following the Reorganizations, SouthernSun will serve as subadvisor to the New Funds and will provide the day-to-day portfolio management of the investment operations of the New Funds. In its role as the subadvisor for the New Funds, SouthernSun will provide substantially the same portfolio and investment management services to the New Funds as it does for the Existing Funds.

Portfolio Managers

Michael W. Cook, Sr. is the portfolio manager of the Existing Funds and is primarily responsible for the day-to-day management of both Funds. He is supported by SouthernSun’s investment team (the “Team”). Led by Mr. Cook, Sr., the Team consists of himself and five analysts, Philip W. Cook, Michael S. Cross, Peter Matthews, S. Elliot Cunningham and James P. Dorman, each of whom is a generalist. The Team provides all analysis and company-specific research for current and future portfolio holdings in the Existing Funds. The entire Team thoroughly examines each current and future portfolio holding which must meet SouthernSun’s stringent investment criteria. While the Team attempts to evaluate all company-specific issues brought forth by the analysts, all final investment and portfolio management decisions are approved by the portfolio manager. Mr. Cook, Sr. is Chief Executive Officer and Chief Investment Officer of SouthernSun. He founded SouthernSun, formerly Cook Mayer Taylor, in 1989, has 25 years of experience as a research analyst and portfolio manager, and has been portfolio manager of each Existing Fund since its inception. Mr. Cook, Sr. will continue to serve as Chief Executive Officer, Chief Investment Officer and Portfolio Manager of SouthernSun following the SouthernSun Transaction. Following the Reorganization, Mr. Cook, Sr. will manage each New Fund’s portfolio as the portfolio manager primarily responsible for the day-to-day management of each New Fund supported by the Team.

Additional information regarding other accounts managed by the portfolio manager, his compensation, and his ownership of Existing Fund shares is available in the SAI relating to this Proxy Statement/Prospectus, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus.

Investment Advisory Agreement – Existing Funds

Under the advisory agreement with the Existing Funds (the “Advisory Agreement”), SouthernSun acts as the investment adviser to the Existing Funds and, as such (i) obtains and evaluates such information relating to the economy, industries, business, securities markets and securities as SouthernSun deems necessary; (ii) formulates a continuing program for the investment of the assets of

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each of the Existing Funds in a manner consistent with its investment objective, policies and restrictions; and (iii) determines from time to time securities to be purchased, sold, retained or lent by each of the Existing Funds, and implements those decisions. SouthernSun, at its own expense and without reimbursement from the Existing Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Existing Funds and pays the salaries and fees of the officers, Trustees and employees of NLFT who are officers, directors, members or employees of SouthernSun. For the foregoing, SouthernSun receives a monthly fee based on an Existing Fund’s average daily net assets an annual rate as set forth below:

Existing SouthernSun Small Cap Fund	0.85%
Existing SouthernSun U.S. Equity Fund	0.85%

SouthernSun has contractually agreed to waive its management fees and/or to make payments to limit Existing Fund expenses, until January 31, 2015 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) of the Existing Funds do not exceed, the percentages in the table below. Waiver/reimbursement is subject to possible recoupment by SouthernSun from the Existing Funds in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to SouthernSun in any fiscal quarter unless NLFT’s Board of Trustees has determined in advance that a reimbursement is in the best interest of the Existing Funds and each Fund’s shareholders. All obligations of the Existing Funds to reimburse SouthernSun under this agreement will be assumed by the New Funds in connection with the Reorganizations and will become obligations of the New Funds following the closing of the Reorganizations. This agreement may be terminated only by NLFT’s Board of Trustees, on 60 days written notice to SouthernSun or upon termination of the respective Existing Fund’s investment advisory agreement with SouthernSun.

Fund	Expense Cap
Existing SouthernSun Small Cap Fund – Investor Class shares	1.50%
Existing SouthernSun Small Cap Fund – Institutional Class shares	1.25%
Existing SouthernSun U.S. Equity Fund – Investor Class shares	1.34%
Existing SouthernSun U.S. Equity Fund – Institutional Class shares	1.09%
Existing SouthernSun U.S. Equity Fund – Class C shares	2.09%

During the most recently completed fiscal year, each Existing Fund paid monthly advisory fees to SouthernSun at the annual rate of 0.85% (stated as a percentage of the average daily net assets of each Fund).

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A discussion regarding the basis for NLFT’s Board of Trustees approving the Advisory Agreement between SouthernSun and each Existing Fund is available in the Existing Funds’ annual report to shareholders for the fiscal year ended September 30, 2013.

The Advisory Agreement is in effect from year to year, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the applicable Existing Fund or by the Board of Trustees, and (ii) by the vote of a majority of the Trustees of NLFT who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement may be terminated without penalty by the Board of Trustees or the vote of a majority of the outstanding voting shares of the applicable Existing Fund, or by SouthernSun on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment.

Investment Management Agreement, Subadvisory Agreement and Administration Agreement – New Funds

Managers serves as investment manager to the New Funds pursuant to an investment management agreement with Managers AMG Funds (the “Investment Management Agreement”), and also serves as administrator to the New Funds pursuant to an administrative services agreement with Managers AMG Funds (the “Administration Agreement”). The Investment Management Agreement permits Managers to engage, from time to time, one or more Subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, upon the closing of the Reorganizations Managers will enter into a Subadvisory Agreement with SouthernSun with respect to the New Funds (the “Subadvisory Agreement”).

Under the Subadvisory Agreement, SouthernSun will manage all of a New Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the New Fund in accordance with the New Fund’s investment objectives, policies, and investment restrictions. SouthernSun will provide these services subject to the general supervision of Managers and the Board of Trustees of Managers AMG Funds. The provision of investment advisory services by SouthernSun to a New Fund will not be exclusive under the terms of the Subadvisory Agreement, and SouthernSun will be free to and expect to render investment advisory services to others.

Under the Administration Agreement, Managers will provide a range of administrative and operational support services to the New Funds.

The Investment Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from

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year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of Managers AMG Funds or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable New Fund, and (ii) in either event by the vote of a majority of the Trustees of Managers AMG Funds who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees of Managers AMG Funds, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable New Fund, by Managers and (in the case of the Subadvisory Agreement) by SouthernSun on 60 days’ written notice to the other party and (in the case of the Subadvisory Agreement) to the applicable New Fund. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

For additional information regarding the Investment Management Agreement and Subadvisory Agreement, and the services that Managers and SouthernSun will provide to the New Funds, please see the SAI relating to this Proxy Statement/Prospectus, which is incorporated herein by reference and on file with the SEC.

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the New SouthernSun Small Cap Fund and the New SouthernSun U.S. Equity Fund have agreed to pay Managers, on a monthly basis, an investment management fee based on the value of the average daily net assets of a New Fund at an annual rate as set forth below:

New SouthernSun Small Cap Fund	0.85%
New SouthernSun U.S. Equity Fund	0.85%

Managers has contractually agreed, through at least January 31, 2017, to waive management fees and/or reimburse the New Funds’ expenses in order to limit the total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to the percentages in the table below, subject to later reimbursement by the New Funds in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the New Funds’ contractual expense limitation, Managers may recover from the New Funds fees waived and expenses paid to the extent that such repayment would not cause the New Funds’ total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and

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extraordinary expenses) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the New Funds’ investment advisory agreement with Managers or by mutual agreement between Managers and the Managers AMG Funds’ Board of Trustees.

Fund	Expense Cap
New SouthernSun Small Cap Fund – Investor Class shares	1.50%
New SouthernSun Small Cap Fund – Institutional Class shares	1.25%
New SouthernSun U.S. Equity Fund – Investor Class shares	1.34%
New SouthernSun U.S. Equity Fund – Institutional Class shares	1.09%
New SouthernSun U.S. Equity Fund – Class C shares	2.09%

The expense limitation arrangements for the New Funds are substantially similar to the expense limitation arrangements between SouthernSun and the Existing Funds.

Managers has agreed to pay under the Subadvisory Agreement to SouthernSun all of the investment management fee received by Managers with respect to the New Funds, which sub-advisory fee is also computed daily and paid monthly, as compensation for the investment advisory and portfolio management services SouthernSun provides to the New Funds under the Subadvisory Agreement. The fee paid to SouthernSun is paid out of the fee Managers receives from the New Funds and does not increase the expenses of the New Funds.

Additionally, under the Administration Agreement, each New Fund will pay Managers an administration fee at an annual rate of 0.05% of the New Fund’s average daily net assets. Each Existing Fund currently pays Gemini Fund Services, LLC an administration fee equal to the greater of a minimum annual fee of $20,000 or 0.03% on the first $100 million of net assets, 0.02% on the next $300 million of net assets and 0.01% on net assets greater than $400 million. The Administration Agreement generally may be terminated by Managers upon at least 120 days’ prior written notice to Managers AMG Funds, and by Managers AMG Funds upon at least 30 days’ prior written notice to Managers.

A discussion regarding the basis for Managers AMG Funds’ Board of Trustees approving the Investment Management Agreement between Managers AMG Funds and Managers with respect to each New Fund and the Subadvisory Agreement between Managers and SouthernSun will be available in each New Fund’s semi-annual report for the period ending March 31, 2014.

Finally, as discussed above, it is anticipated that Managers will enter into an interim transfer agency agreement with Gemini Fund Services, LLC, the current transfer agent, for the Existing Funds to facilitate the transition of the Existing Funds from NLFT service provider platforms to the Managers AMG Funds service provider platform following the consummation of the Reorganizations.

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Independent Registered Public Accounting Firm

Managers AMG Funds has selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, as the independent registered public accounting firm for the New Funds for the fiscal year ending September 30, 2014.

Other Principal Service Providers

The following table lists the principal service providers for the Existing Funds and those expected to serve the New Funds following the closing of the Reorganizations. As noted above, there is expected to be a transition period following the closing of the Reorganizations during which the Existing Funds’ current transfer agent will provide transfer agency services to the New Funds. The length of the transition period may impact the New Funds’ operating expense ratios, since Managers anticipates that the New Funds’ operating expense ratios will be reduced as a result of the Reorganizations and the New Funds’ access to the Managers AMG Funds service providers.

SERVICE PROVIDERS
SERVICE	EXISTING FUNDS	NEW FUNDS
Investment Adviser	SouthernSun Asset Management, LLC 6070 Poplar Avenue, Suite 300 Memphis, Tennessee 38119	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Investment Subadvisor	N/A	SouthernSun Asset Management, LLC 6070 Poplar Avenue, Suite 300 Memphis, Tennessee 38119

Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, Nebraska 68130	Managers Distributors, Inc. 800 Connecticut Avenue Norwalk, Connecticut 06854

Administrator	Gemini Fund Services, LLC 80 Arkay Drive Hauppauge, New York 11788	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Custodian	The Bank of New York Mellon One Wall Street, 25th Floor New York, New York 10286	The Bank of New York Mellon 2 Hanson Place Brooklyn, New York 10286

Fund Accountant	Gemini Fund Services, LLC 80 Arkay Drive Hauppauge, New York 11788	The Bank of New York Mellon 2 Hanson Place Brooklyn, New York 10286

Transfer Agent and Dividend Disbursing Agent	Gemini Fund Services, LLC 80 Arkay Drive Hauppauge, New York 11788	BNY Mellon Investment Servicing (US) Inc. P.O. Box 9769, Providence, Rhode Island 02940-9769

Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103	PricewaterhouseCoopers LLP 125 High Street Boston, Massachusetts 02110

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V. INFORMATION ON VOTING

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of Trustees of NLFT to solicit the vote of shareholders of the Existing Funds for the Reorganizations at a meeting of shareholders of Existing Funds, which we refer to as the “Meeting.” The Meeting is scheduled to begin on March 24, 2014 at 10:00 a.m. (Eastern Time).

Voting Information

Only shareholders of record on January 27, 2014 are entitled to receive notice of and to vote at the Meeting or any adjournments or postponements thereof. Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice not less than seven nor more than seventy-five days before such meeting, postage prepaid, that states (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted, to each shareholder at the shareholder’s address as it appears on the records of NLFT. Each shareholder is entitled to one vote for each share held by the shareholder as of the close of business on January 27, 2014. The presence in person or by proxy of shareholders of an Existing Fund entitled to cast thirty-three and one-third percent of the shares entitled to vote at the Meeting will constitute a quorum with respect to the Reorganization proposal for such Existing Fund (the “Quorum”). When the Quorum is present with respect to an Existing Fund, approval of the Reorganization for such Existing Fund will require the favorable vote of a “majority of the outstanding voting securities” of such Existing Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Business may be conducted with respect to an Existing Fund once a quorum is present and may continue until adjournment of the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by NLFT as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The inspectors of election will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and as to which the broker or nominee does not have the discretionary voting power on a particular matter, but for which the broker or nominee returns the proxy card or otherwise votes without actually voting on such matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of a Reorganization, these shares will have the same effect as if they cast votes against the Reorganization. Approval of a Reorganization will occur only if a sufficient number of votes entitled to be voted at the Meeting are cast “for” that proposal.

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Revocability of Proxies

A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote of shareholders occurs by a writing delivered to NLFT stating that the proxy is revoked or by a subsequent proxy executed by or attendance at the meeting and voting in person by the person executing that proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by NLFT before the vote of shareholders occurs. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, “for” each proposal.

Adjournments

Whether or not a Quorum is present, a vote of the majority of the shares represented at that meeting, either in person or by proxy, may adjourn the meeting. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of a proposal. They will use their discretion to vote on such adjournment those proxies required to be voted against a proposal or that direct them to abstain from voting on a proposal. The Northern Lights Bylaws provide that notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 60 days from the date set for the original meeting, in which case the Board of Trustees of NLFT will set a new record date.

The costs of any additional solicitation and of any adjourned session will be borne equally by Managers and SouthernSun. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal (if any).

Methods of Voting

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of NLFT and officers and employees of SouthernSun, its affiliates and other representatives and agents of NLFT and representatives of broker-dealers and other financial intermediaries. NLFT has retained D.F. King & Co., Inc. to aid in the solicitation of proxies (which is estimated to cost approximately $100,000). Managers and SouthernSun will pay the expenses of the Reorganization, including proxy solicitation costs and expenses of any paid solicitor, so that shareholders of the Existing Funds and shareholders of the New Funds will not bear any of these costs associated with the preparation of this Proxy Statement/Prospectus or the solicitation of proxies.

Electronic Voting. In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

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Telephone Voting. You may give your voting instructions over the telephone by calling 1-800-791-3320. A representative of D.F. King & Co., Inc. will answer your call Monday through Friday 8:00 a.m. to 10:00 p.m. and Saturday 11:00 a.m. to 6:00 p.m. Eastern Time. When receiving your instructions by telephone, the representative will ask you for certain identifying information. If the information you provide matches the information provided to D.F. King & Co., Inc. by NLFT, then the D.F. King & Co., Inc. representative will explain the proxy process. D.F. King & Co., Inc. is not permitted to recommend to you how to vote, other than to read any recommendation included in the Proxy Statement/Prospectus. D.F. King & Co., Inc. will record your instructions and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of D.F. King & Co., Inc. if NLFT has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit D.F. King & Co., Inc. to sign a proxy on your behalf. D.F. King & Co., Inc. will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of NLFT believe those procedures are reasonably designed to determine accurately a shareholder’s identity and voting instructions.

Voting by Mail or Facsimile. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings. NLFT does not hold annual or other regular meetings of shareholders. Special meetings of the shareholders of NLFT or any series thereof shall be called upon the written request of shareholders owning at least one-third of the outstanding shares entitled to vote.

Other Matters

NLFT is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

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As of January 27, 2014, the number of issued and outstanding shares of each class of each Existing Fund were as follows:

Fund/Class	Shares Issued and Outstanding
Existing SouthernSun Small Cap Fund – Investor Class shares	14,298,211.719
Existing SouthernSun Small Cap Fund – Institutional Class shares	13,724,154.693
Existing SouthernSun U.S. Equity Fund – Investor Class shares	3,393,164.857
Existing SouthernSun U.S. Equity Fund – Institutional Class shares	22,571,000.717
Existing SouthernSun U.S. Equity Fund – Class C shares	759,836.899

No shares of the New Funds are issued or outstanding as of the date of this Proxy Statement/Prospectus.

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Interest of Certain Persons in the Transactions

Existing Funds

To the knowledge of the Existing Funds, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of each class of each Existing Fund, as of January 27, 2014:

Name and Address	Percentage Ownership
Existing SouthernSun Small Cap Fund – Investor Class shares
National Financial 499 Washington Blvd, Floor 5 Jersey City, New Jersey 07310-2010	46.22%

Charles Schwab 101 Montgomery Street San Francisco, California 94104	21.12%

Existing SouthernSun Small Cap Fund – Institutional Class shares
National Financial 499 Washington Blvd, Floor 5 Jersey City, New Jersey 07310-2010	22.04%

Charles Schwab 101 Montgomery Street San Francisco, California 94104	15.69%

Calhoun & Co P.O. Box 75000 M/C #3446 Detroit, Michigan 48275	11.84%

Existing SouthernSun U.S. Equity Fund – Investor Class shares
Charles Schwab 101 Montgomery Street San Francisco, California 94104	52.95%

National Financial 499 Washington Blvd, Floor 5 Jersey City, New Jersey 07310-2010	9.71%

Existing SouthernSun U.S. Equity Fund – Institutional Class shares
Charles Schwab 101 Montgomery Street San Francisco, California 94104	8.54%

National Financial 499 Washington Blvd, Floor 5 Jersey City, New Jersey 07310-2010	8.28%

Existing SouthernSun U.S. Equity Fund – Class C shares
Charles Schwab Attn: Mutual Funds 211 Main Street San Francisco, California 94105	7.44%

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*	To the knowledge of the Existing Funds, no entity or person “controlled” (within the meaning of the 1940 Act) the Existing Funds, or owned beneficially 25% or more of the outstanding shares of the Existing Funds, as of January 27, 2014. An entity or person that “controls” an Existing Fund could have effective voting control over the Existing Fund.

As of January 27, 2014, the Trustees and officers of NLFT as a group owned less than 1% of the outstanding shares of each class of each Existing Fund.

New Funds

No shares of the New Funds were outstanding as of the date of this Proxy Statement/Prospectus.

It is expected that each of the persons listed above who owns five percent or more of the outstanding shares of the Existing Funds will own the same percentage of outstanding shares of the New Funds immediately after the consummation of the Reorganizations, based on such persons’ ownership percentages as of January 27, 2014.

FINANCIAL HIGHLIGHTS

The financial highlights for the past five fiscal years with respect to the Existing SouthernSun Small Cap Fund and for periods since the April 10, 2012 inception of the Existing SouthernSun U.S. Equity Fund are incorporated by reference from each Existing Fund’s prospectus and have been audited by Tait, Weller & Baker, LLP, whose report along with each Existing Fund’s financial statements for such fiscal years are included in such Existing Fund’s annual report for the applicable fiscal year. The Existing Funds’ most recent annual report is incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

AVAILABLE INFORMATION

The Existing Funds are currently, and the New Funds will be upon completion of their registration (which will occur prior to the closing of the Reorganizations), subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, D.C. 20549 and at certain of the SEC’s regional offices. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [            ], by and between Northern Lights Fund Trust, a Delaware statutory trust (“NLFT”), on behalf of each of its series identified in Exhibit A hereto as an Existing Fund (each an “Existing Fund” and collectively the “Existing Funds”), Managers AMG Funds, a Massachusetts business trust (“Managers AMG Funds”), on behalf of each of its series identified in Exhibit A hereto as a corresponding New Fund (each a “New Fund” and collectively the “New Funds”), and, with respect to Sections 5, 10(l), 11(c), 15 and 22 hereof, Managers Investment Group LLC, a Delaware limited liability company (“Managers”), and, with respect to Sections 5, 8, 11(a), 15 and 22 hereof, SouthernSun Asset Management, LLC, a Delaware limited liability company (“SouthernSun”), and, with respect to Section 11(b) hereof, NLFT, on behalf of itself (the Agreement and transactions contemplated hereunder for each Existing Fund and its corresponding New Fund, hereinafter called a “Reorganization”). This Agreement shall be treated as if each Reorganization between an Existing Fund and its corresponding New Fund contemplated hereby had been the subject of a separate agreement.

PLAN OF REORGANIZATION

(a)	Each Existing Fund will sell, assign, convey, transfer and deliver to its corresponding New Fund on the Exchange Date (as defined in Section 6) all of its properties, investments and other assets, whether contingent or otherwise, existing at the Valuation Time (as defined in Section 3(c)), and all current and future claims against service providers to the Existing Fund (the “Assets”). In consideration therefor, each New Fund shall, on the Exchange Date, (i) issue and deliver to its corresponding Existing Fund a number of full and fractional shares of beneficial interest of the corresponding classes of shares of the New Fund, as indicated in Exhibit A hereto (the “New Fund Shares”), having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities (as defined below) of Existing Fund assumed by New Fund on such date, and (ii) assume all liabilities, expenses, costs, charges and reserves of Existing Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (the “Liabilities”). It is intended that each Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

(b)	Upon consummation of the transactions described in paragraph (a) above, each Existing Fund shall distribute to its shareholders of record as of the

Exchange Date New Fund Shares in complete liquidation of Existing Fund, each shareholder of a class of shares of Existing Fund being entitled to receive a proportion of the corresponding class of New Fund Shares to which such class of Existing Fund shares relates, which proportion is determined by dividing the number of shares of beneficial interest of the particular share class of Existing Fund held by such shareholder divided by the number of shares of such share class of Existing Fund outstanding on such date. Each Existing Fund shareholder will receive the class of New Fund Shares set forth on Exhibit A hereto that corresponds to the class of Existing Fund shares held by such shareholder. Certificates representing the corresponding New Fund Shares will not be issued. All issued and outstanding shares of Existing Fund and all Existing Fund shares held in treasury will immediately thereafter be redeemed and cancelled on the books of Existing Fund.

AGREEMENT

Each Existing Fund and its corresponding New Fund agree as follows:

1. Representations and warranties of each New Fund.

Managers AMG Funds, on behalf of each New Fund, represents and warrants to and agrees with New Fund’s corresponding Existing Fund that:

(a)	New Fund is a duly established series of Managers AMG Funds, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power (or will have power after its establishment) to own all of its properties and assets and to carry out its obligations under this Agreement. Managers AMG Funds is qualified as a foreign association in every jurisdiction where required except to the extent that failure to so qualify would not have a material adverse effect on Managers AMG Funds or New Fund. Managers AMG Funds has and New Fund has (or will have after its establishment and effectiveness of its registration statement on Form N-1A) all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b)	Managers AMG Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of the New Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)	Managers AMG Funds and New Fund are not in violation in any material respect of any provisions of Managers AMG Funds’ Amended and

Restated Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which Managers AMG Funds or New Fund is a party or by which Managers AMG Funds or New Fund or their respective assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of Managers AMG Funds and by all other necessary trust action on the part of Managers AMG Funds and New Fund, and this Agreement constitutes the valid and binding obligation of Managers AMG Funds on behalf of New Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(e)	There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Managers AMG Funds or New Fund, threatened against Managers AMG Funds in respect of New Fund or any of its properties or assets or against any person who Managers AMG Funds in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither Managers AMG Funds nor New Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against Managers AMG Funds in respect of New Fund or any of New Fund’s properties or assets or any person whom Managers AMG Funds in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Managers AMG Funds in respect of New Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects New Fund’s business or New Fund’s ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Managers AMG Funds or New Fund, threatened against Managers AMG Funds or any of its properties or assets, that are likely to have a material adverse effect on the ability of Managers AMG Funds or New Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f)	As of the Exchange Date, New Fund has no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.

(g)	No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Managers AMG Funds on behalf of New Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of The Commonwealth of Massachusetts, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h)	As of the effective date of the registration statement on Form N-14 of Managers AMG Funds on behalf of New Fund (the “Registration Statement”), the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the prospectus of New Fund and proxy statement of Existing Fund included in the Registration Statement (the “Prospectus/Proxy Statement”) and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to Managers AMG Funds or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished in writing by Existing Fund to New Fund specifically for use in the Registration Statement or the Prospectus/Proxy Statement and approved by an officer of NLFT for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)

The registration statement of Managers AMG Funds on Form N-1A on behalf of New Fund, and the prospectus and statement of additional information of the New Fund included therein (collectively, the “New Fund Materials”), will conform in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and will not as of the effective date thereof or the Exchange Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the New Fund Materials made in reliance upon and in conformity with information furnished in writing by Existing

Fund to New Fund specifically for use in the New Fund Materials and approved by an officer of NLFT for use in the New Fund Materials, including the accuracy of performance and financial information with respect to Existing Fund.

(j)	There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in, included as exhibits in or incorporated by reference into, any of Managers AMG Funds’ registration statement on Form N-1A and the Registration Statement and Prospectus/Proxy Statement.

(k)	New Fund was established by the trustees of Managers AMG Funds in order to effect the transactions described in this Agreement. New Fund was formed solely for the purpose of consummating the Reorganization with its corresponding Existing Fund, will not hold more than a nominal amount of assets necessary to facilitate its organization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Exchange Date.

(l)	As of the Exchange Date, New Fund will have no shares of beneficial interest issued and outstanding prior to the consummation of the Reorganization. On and after the Exchange Date, the authorized capital of New Fund will consist of an unlimited number of shares of beneficial interest, no par value per share. The New Fund Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as set forth in such New Fund’s registration statement on Form N-1A, non-assessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws.

(m)	As of the Exchange Date, no federal, state or other tax returns of New Fund will have been required by law to be filed and no federal, state or other taxes will be due by New Fund; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, as of the Exchange Date, New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n)	New Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company”

within the meaning of Section 851 et seq. of the Code in respect of each taxable year, and will not take any action inconsistent with meeting such requirements at any time through the Exchange Date. Upon filing its first income tax return at the completion of its first taxable year, New Fund will elect to be a “regulated investment company” under Section 851 of the Code. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder.

(o)	New Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state, blue sky or securities law as it may deem appropriate in order to continue its operations after the Exchange Date.

2. Representations and warranties of each Existing Fund.

NLFT, on behalf of each Existing Fund, represents and warrants to and agrees with Existing Fund’s corresponding New Fund that:

(a)	Existing Fund is a duly designated series of NLFT, a statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. NLFT is qualified as a foreign corporation in every jurisdiction where required except to the extent that failure to so qualify would not have a material adverse effect on NLFT or Existing Fund. Each of NLFT and Existing Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b)	NLFT is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of its shares under the 1933 Act is in full force and effect.

(c)

A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended September 30, 2013, such statements and schedule having been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, have been furnished to New Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d)

Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the 1933 Act, the 1934 Act and the 1940 Act. Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the “federal securities laws”, as such term is defined in Rule 38a-1 under the 1940 Act (other than the 1933 Act, the 1934 Act and the 1940 Act), state laws, including state blue sky laws, the U.S. Employee Retirement Income Security Act of 1974, as amended, and those of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by NLFT with respect to Existing Fund. All advertising and sales material used by Existing Fund complies in all material respects with and, since its first date of use, has complied in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the “Commission”), and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority, except where the failure to so comply would not have a material adverse effect. All registration statements, prospectuses and statements of additional information (including the prospectuses and statement of additional information dated January 23, 2014, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, which will be furnished to New Fund (collectively, the “Existing Fund Prospectus”)), reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by Existing Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, statements of additional information, the Existing Fund Prospectus, reports, proxy materials and other filings under the 1933 Act, the 1934 Act and the 1940 Act (i) are, as of the date hereof, or were, and with respect to the Existing Fund Prospectus, will be, in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder, and, (ii) do not, as of the date hereof, or did not, and with respect to the Existing Fund Prospectus, will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which such statements were made, not misleading.

(e)	Except as otherwise disclosed in writing to New Fund, there are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of NLFT or Existing Fund, threatened against NLFT in respect of Existing Fund or any of its properties or assets or against any person who NLFT in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither NLFT nor Existing Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against NLFT in respect of Existing Fund or any of Existing Fund’s properties or assets or any person whom NLFT in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. NLFT in respect of Existing Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects Existing Fund’s business or Existing Fund’s ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of NLFT or Existing Fund, threatened against NLFT or any of its properties or assets, that are likely to have a material adverse effect on the ability of NLFT or Existing Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f)	Existing Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of September 30, 2013, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Existing Fund’s business as an investment company since such date. Prior to the Exchange Date, Existing Fund will advise New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2013, whether or not incurred in the ordinary course of business.

(g)	No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Delaware, the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h)	Existing Fund has provided New Fund with written information reasonably necessary for the preparation of the Prospectus/Proxy

Statement included in the Registration Statement, in connection with the meeting of the shareholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. All such written information provided by Existing Fund to New Fund complies in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference and provided to New Fund, insofar as they relate to NLFT or Existing Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by New Fund to Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)	There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in, included as exhibits in or incorporated by reference into, any of the registration statement on Form N-1A of Existing Fund, the Existing Fund Prospectus and the Registration Statement and Prospectus/Proxy Statement.

(j)	NLFT and Existing Fund are not in violation in any material respect of any provisions of NLFT’s Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which NLFT or Existing Fund is a party or by which NLFT or Existing Fund or their respective Assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(k)	All issued and outstanding shares of the beneficial interest of Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws, including blue sky laws.

(l)

As of the Exchange Date, (i) Existing Fund has filed or will have filed all federal, state and other tax returns or reports that are required to be filed by Existing Fund by such date (after giving effect to any extensions); (ii) all such returns and reports were or will have been timely filed and were or will have been true, correct and complete in all material respects; and (iii) Existing Fund has timely paid or will have timely paid all federal, state or other taxes shown to be due on said returns or on any assessments received by Existing Fund. All tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. To the best of Existing Fund’s knowledge, as of the Exchange Date, Existing Fund will not be under any audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)	Existing Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and will continue meeting such requirements at all times through the Exchange Date. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(n)	At both the Valuation Time (as defined below) and the Exchange Date (as defined below), Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets and Liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Assets and Liabilities as contemplated by this Agreement, New Fund will acquire the Assets and Liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof.

(o)	Existing Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return, except as otherwise disclosed in writing to New Fund.

(p)	No registration under the 1933 Act of any of the Investments (as defined below) would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as previously disclosed to New Fund by Existing Fund.

(q)	Existing Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(r)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of NLFT and by all other necessary trust action on the part of NLFT and Existing Fund, other than shareholder approval as required by Section 7 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of NLFT and Existing Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(s)	The New Fund Shares to be issued to Existing Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Existing Fund shareholders as provided in Section 4(d).

3. Reorganization.

(a)	Subject to the requisite approval of the shareholders of each Existing Fund and to the other terms and conditions contained herein, each Existing Fund agrees to sell, assign, convey, transfer and deliver to its corresponding New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date, the Assets of Existing Fund in exchange for that number of New Fund Shares provided for in Section 4 and the assumption by New Fund of the Liabilities of Existing Fund. Pursuant to this Agreement, each Existing Fund will, as soon as practicable after the Exchange Date, distribute all of the New Fund Shares received by it to the shareholders of Existing Fund, in complete liquidation of Existing Fund.

(b)	Each Existing Fund will pay or cause to be paid to its corresponding New Fund any interest, cash or such dividends, rights and other payments received by Existing Fund on or after the Exchange Date with respect to the Assets of Existing Fund received by New Fund on or after the Exchange Date. Any such distribution shall be deemed included in the Assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of Existing Fund acquired by New Fund.

(c)	The Valuation Time shall be at the close of business of the New York Stock Exchange on March 28, 2014, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”). For the avoidance of doubt, New Fund acknowledges that Existing Fund reserves the right to sell any of its Assets before the Valuation Time, as it deems necessary or appropriate in the ordinary course of its operations.

(d)	New Fund shall cause Managers to deliver to corresponding Existing Fund on the date of the Valuation Time a copy of a valuation report, prepared as of the Valuation Time, in respect of the Investments of corresponding Existing Fund, which report shall be prepared in accordance with the procedures that New Fund will use in determining the net asset value of New Fund Shares and that will be disclosed in the registration statement on Form N-1A for New Fund (“New Fund Valuation Procedures”). As used in this Agreement, the term “Investments” shall mean Existing Fund’s investments and cash holdings shown on the schedule of its investments as of September 30, 2013 referred to in Section 2(c) hereof, as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(e)	Any transfer taxes payable upon the issuance of New Fund Shares in a name other than the registered holder of the New Fund Shares on the books of each Existing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such New Fund Shares are to be issued and transferred.

(f)	Each Existing Fund will, at least 30 business days before the Exchange Date, furnish Managers AMG Funds, in respect of corresponding New Fund, with a list of the then-held securities of Existing Fund being fair valued by Existing Fund or its administrator or being valued based on broker-dealer quotes obtained by Existing Fund or its administrator.

4. Exchange Date; Valuation Time.

On the Exchange Date, simultaneously each New Fund will deliver to its corresponding Existing Fund the number of full and fractional New Fund Shares having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities of Existing Fund assumed by New Fund on that date. In furtherance of the foregoing:

(a)	The net asset value of the New Fund Shares to be delivered to Existing Fund, the value of the Assets of Existing Fund to be transferred to New Fund and the value of the Liabilities of Existing Fund to be assumed by New Fund shall in each case be determined as of the Valuation Time.

(b)	The net asset value of the New Fund Shares shall be computed and the value of the Assets and Liabilities of Existing Fund shall be determined by New Fund, in cooperation with Existing Fund, pursuant to the New Fund Valuation Procedures and otherwise in accordance with the regular practice of Managers AMG Funds and its agents for calculating the net asset value of the series of Managers AMG Funds shares of beneficial interest. No sales load, contingent deferred sales charge, commission or other transactional fee will be charged as a result of the Reorganization.

(c)	On the Exchange Date, New Fund shall assume the Liabilities of Existing Fund.

(d)	Existing Fund shall distribute the New Fund Shares to the shareholders of Existing Fund by furnishing written instructions to New Fund’s transfer agent, which will, as soon as practicable, set up open accounts for each shareholder of Existing Fund in accordance with written instructions furnished by Existing Fund. With respect to any Existing Fund shareholder holding share certificates as of the Exchange Date, if any, New Fund will not permit such shareholder to receive dividends and other distributions on the New Fund Shares (although such dividends and other distributions shall be credited to the account of such shareholder), or pledge such New Fund Shares until such shareholder has surrendered his or her outstanding Existing Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the New Fund Shares as provided in the preceding sentence, New Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Existing Fund. Existing Fund will, at its expense, request the shareholders of Existing Fund to surrender their outstanding Existing Fund share certificates (if any), or post adequate bond, as the case may be.

(e)	Each of NLFT and Managers AMG Funds shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, share certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of Liabilities and liquidation contemplated in this Agreement.

(f)	As soon as practicable after the Exchange Date, NLFT shall make all filings and take all steps as shall be necessary and proper to effect the liquidation, dissolution and termination of the Existing Funds under the laws of the State of Delaware. After the Exchange Date, the Existing Funds shall not conduct any business except in connection with their dissolution.

5. Expenses, fees, etc.

Managers and SouthernSun shall bear equally the costs, fees and expenses incurred by Managers, Managers AMG Funds, SouthernSun, NLFT and Existing Funds in connection with the preparation and filing of the Registration Statement, registration of New Fund Shares pursuant to the Registration Statement, and delivery of and solicitation of approval of Existing Fund shareholders to the Reorganizations pursuant to the Prospectus/Proxy Statement including, without limitation, printing and mailing fees, fees of accountants and attorneys and the costs of holding the Existing Funds’ shareholder meetings and soliciting proxies. In addition, Managers and SouthernSun (or its successors and assigns) shall bear equally the costs, fees and expenses incurred by Managers, Managers AMG Funds, SouthernSun and NLFT in connection with the liquidation, dissolution and termination of the Existing Funds contemplated by Section 4(f) hereof. Also, Managers and SouthernSun shall bear equally all costs, fees, and expenses incurred in connection with the organization and initial registration of the New Funds and the registration in connection with the Reorganizations of shares of the New Funds to be offered in the Reorganizations, including without limitation, the New Fund Materials filed with the SEC in connection with the Reorganizations (all such costs, fees and expenses set forth above in this Section 5 to be referred to as “Expenses”). Expenses shall be borne on an “as incurred” basis by Managers and SouthernSun. Each party, upon closing, shall present to the other party an itemized invoice evidencing its Expenses. The total of the invoices shall be calculated divided by two and to the extent one party has paid more than the other, that party shall be reimbursed by the other party so that each party has paid half of the total amount of Expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of each New Fund or its corresponding Existing Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code. In the event the transactions contemplated by this Agreement are not consummated for any reason, the parties nonetheless shall bear the costs, fees and expenses in the manner provided in this Subsection.

6. Exchange Date.

Delivery of the Assets of each Existing Fund to be transferred, assumption of the Liabilities of each Existing Fund to be assumed and the delivery of the New Fund Shares to be issued shall be made at the offices of Managers, 800 Connecticut Avenue, Norwalk, Connecticut 06854, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by a New Fund and an Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Shareholder approval; dissolution.

(a)	NLFT, on behalf of each Existing Fund, agrees to solicit the consent of the shareholders of each Existing Fund, as soon as is practicable after the effective date of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.

(b)	Each Existing Fund agrees that the liquidation, dissolution and termination of such Existing Fund will be effected in the manner provided in the Agreement and Declaration of Trust of NLFT in accordance with applicable law and that on and after the Exchange Date, such Existing Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

8. Tax Matters.

(a)	Each Existing Fund or SouthernSun will deliver (or cause to be delivered) to the corresponding New Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with such New Fund in connection with (i) the preparation and filing of tax returns for Existing Fund and/or New Fund for tax periods ending on or before September 30, 2014; and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of Existing Fund’s or New Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Existing Fund or New Fund ending on or before September 30, 2014 of an amount or amounts sufficient for the Existing Fund or New Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for the calendar year ending December 31, 2014, in each case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by NLFT following the provision of such copies thereof to the corresponding New Fund.

(b)

In addition to each Existing Fund’s obligations with respect to tax returns or reports described in paragraph 2(l) above, if a federal, state or other tax return or report of an Existing Fund with respect to the Existing Fund’s taxable year ending on September 30, 2013 (each, a “September 2013 Tax Return”) is due after the Exchange Date (after giving effect to any properly made extension), SouthernSun shall prepare (or cause to be prepared) such September 2013 Tax Return in such a manner so that the return is true, correct and complete. In addition, no later than thirty (30) days prior to such a September 2013 Tax Return’s due date (after giving effect to any properly made extension), (i) SouthernSun shall provide the corresponding New Fund with a copy of such September 2013 Tax Return, as proposed to be filed with the applicable tax authority, and notify that New Fund of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on said September 2013 Tax Return, and (ii) SouthernSun shall make (or cause to be made) any changes to such September 2013 Tax Return as the corresponding New Fund may reasonably request, including, but not limited to, in respect of the amount of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on such September 2013 Tax Return and the amount of any “spillback” dividend election proposed to be made pursuant to Section 855 of the Code, provided any such changes are agreed to by PricewaterhouseCoopers, LLP. SouthernSun will timely file (or cause to be timely filed) any such September 2013 Tax Return with the applicable tax authority, and pay (or cause to be paid) any and all taxes or other fees or assessments shown to be due and payable on any such September 2013 Tax Return.

9. Conditions of each New Fund’s obligations.

The obligations of each New Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the trustees of NLFT (including a majority of those trustees who are not “interested persons” of NLFT, as defined in Section 2(a)(19) of the 1940 Act); and (ii) the requisite vote of the corresponding Existing Fund’s outstanding voting securities in accordance with the 1940 Act and the provisions of NLFT’s Agreement and Declaration of Trust and Bylaws, at a meeting of Existing Fund’s shareholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.

(b)

That the corresponding Existing Fund shall have furnished to New Fund a statement of Existing Fund’s Assets and Liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs (bases) (including any adjustments thereto), all as of the Valuation Time, certified on Existing Fund’s behalf by NLFT’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since September 30, 2013, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations. Existing Fund also shall have furnished to New Fund any such other evidence as to the tax cost (basis) (including any adjustments thereto) of Existing Fund’s Investments as New Fund may reasonably request.

(c)	That NLFT, on behalf of the corresponding Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by NLFT’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of NLFT and Existing Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that NLFT and Existing Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates.

(d)	That, as of the Exchange Date, there shall not be any material litigation pending or threatened against NLFT or the corresponding Existing Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.

(e)

That New Fund shall have received in form reasonably satisfactory to New Fund and dated the Exchange Date, an opinion of Thompson Hine LLP (which opinion will be subject to certain qualifications satisfactory to New Fund) substantially to the effect that (i) NLFT is a statutory trust duly established and validly existing under the laws of the State of Delaware and that the corresponding Existing Fund is a validly designated series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by NLFT, on behalf of the corresponding Existing Fund, and, assuming due authorization, execution and delivery of this Agreement by Managers AMG Funds, on behalf of New Fund, and assuming that the Prospectus/Proxy Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the corresponding Existing Fund, (iii) the corresponding Existing Fund has the trust power to sell, assign, convey, transfer and deliver the Assets contemplated hereby, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate NLFT’s Agreement and Declaration of Trust, as amended, or Bylaws, as amended, or any provision of any agreement known to such counsel (each such agreement an “Existing Fund Agreement”) to which NLFT or the corresponding Existing Fund is a party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in NLFT’s Agreement and Declaration of Trust, Bylaws, and the Existing Fund Prospectus, and also with respect to a listing of all Existing Fund Agreements, such counsel may reasonably rely upon a certificate of an officer of NLFT whose responsibilities include advising NLFT and the corresponding Existing Fund with respect to such matters, and (v) to such counsel’s knowledge (without any independent investigation or inquiry), no consent, approval, authorization or order of any Delaware or federal court or governmental authority is required to be made or obtained by NLFT on behalf of the corresponding Existing Fund, in connection with the execution and delivery of this Agreement by NLFT on behalf of the corresponding Existing Fund, or the performance of NLFT on behalf of the corresponding Existing Fund, of its obligations hereunder, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act. In connection with the foregoing, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of NLFT.

(f)

That New Fund shall have received in form reasonably satisfactory to New Fund and dated the Exchange Date, an opinion of Ropes & Gray LLP (or, if Ropes & Gray LLP declines to render such opinion, an opinion of another nationally recognized law firm) (which opinion will be subject to certain qualifications satisfactory to New Fund) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the corresponding Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Section 1032 of the Code, no gain or loss will be recognized by New Fund upon receipt of the Assets of the corresponding Existing Fund in exchange for New Fund Shares and the assumption by New Fund of the Liabilities of the corresponding Existing Fund pursuant to this Agreement, (iii) under Section 362(b) of the Code, the basis in the hands of New Fund of the Assets of the corresponding Existing Fund transferred to New Fund in the Reorganization will be the same as the basis of such Assets in the hands of such Existing Fund immediately prior to the transfer, (iv) under Section 1223(2) of the Code, the holding periods of the Assets of the corresponding Existing Fund in the hands of New Fund, will include the periods during which such Assets were held or treated for federal income tax purposes as held by such Existing Fund, (v) under Sections 361 and 357 of the Code, no gain or loss will be recognized by the corresponding Existing Fund upon the transfer of its Assets to New Fund in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of such Existing Fund, or upon the distribution of the New Fund Shares by such Existing Fund to its shareholders in liquidation, pursuant to this Agreement, (vi) under Section 354 of the Code, no gain or loss will be recognized by the corresponding Existing Fund’s shareholders upon the exchange of their shares of such Existing Fund for New Fund Shares, (vii) under Section 358 of the Code, the aggregate basis of the New Fund Shares a shareholder of the corresponding Existing Fund receives in connection with the Reorganization will be the same as the aggregate basis of such shareholder’s Existing Fund shares exchanged therefor, (viii) under Section 1223(1) of the Code, the corresponding Existing Fund shareholder’s holding period for the New Fund Shares will include the period during which such shareholder held or is treated for federal income tax purposes as having held the Existing Fund shares exchanged therefor, provided that the shareholder held such Existing Fund shares as capital assets, and (ix) New Fund will succeed to and take into account the items of the corresponding Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on factual certifications made by officers of the corresponding Existing Fund and New Fund, and on customary assumptions.

(g)	That the Assets of the corresponding Existing Fund to be acquired by New Fund will include no Assets which New Fund, by reason of charter limitations or of investment restrictions disclosed in the New Fund Materials in effect on the Exchange Date, may not properly acquire.

(h)	That New Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Thompson Hine LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(i)	That all actions taken by the corresponding Existing Fund in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the corresponding New Fund and Ropes & Gray LLP.

(j)	That the corresponding Existing Fund’s custodian shall have delivered to New Fund a certificate identifying all of the Assets of Existing Fund held by such custodian as of the Valuation Time.

(k)	That the corresponding Existing Fund’s transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(l)	That all of the issued and outstanding shares of beneficial interest of the corresponding Existing Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws or, to the extent that any audit of the records of Existing Fund or its transfer agent by New Fund or its agents shall have revealed otherwise, either (i) Existing Fund shall have taken all actions that in the opinion of New Fund or its counsel are necessary to remedy any prior failure on the part of Existing Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Existing Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of New Fund in amounts sufficient and upon terms satisfactory, in the opinion of New Fund or its counsel, to indemnify New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Existing Fund to have offered and sold such shares in conformity with such laws.

(m)	That the corresponding Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer and convey the Assets to New Fund on the Exchange Date, as valued in accordance with Section 4 of this Agreement, in connection with the transactions contemplated by this Agreement.

(n)	That New Fund shall have received a certificate dated the Exchange Date from the principal executive officer and principal financial officer, or persons performing similar functions, of NLFT to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of NLFT have concluded that, based on their evaluation of the effectiveness of NLFT’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by NLFT on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, and that there have been no changes in NLFT’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since October 1, 2013 that have materially affected, or are reasonably likely to materially affect, NLFT’s internal control over financial reporting.

(o)	That the Registration Statement and the registration statement of the New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Managers AMG Funds or the New Fund, threatened by the Commission.

(p)	That the transactions contemplated by the Purchase Agreement, dated as of December 18, 2013 by and among SouthernSun Asset Management, LLC, Affiliated Managers Group, Inc., the owners of SouthernSun Asset Management, LLC and the other parties thereto (the “Purchase Agreement”) shall be simultaneously consummated.

10. Conditions of each Existing Fund’s obligations.

The obligations of each Existing Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the trustees of Managers AMG Funds (including a majority of those trustees who are not “interested persons” of Managers AMG Funds, as defined in Section 2(a)(19) of the 1940 Act); and (ii) the requisite vote of Existing Fund’s outstanding voting securities in accordance with the 1940 Act and the provisions of NLFT’s Agreement and Declaration of Trust and Bylaws, at a meeting of Existing Fund’s shareholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.

(b)	That Managers AMG Funds, on behalf of the corresponding New Fund, shall have executed and delivered to Existing Fund an assumption of liabilities instrument dated as of the Exchange Date pursuant to which New Fund will assume the Liabilities of Existing Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(c)	That Managers AMG Funds, on behalf of the corresponding New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of such New Fund by Managers AMG Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and the Exchange Date all representations and warranties of Managers AMG Funds and such New Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Managers AMG Funds and such New Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates.

(d)	That, as of the Exchange Date, there shall not be any material litigation pending or threatened against Managers AMG Funds or the corresponding

New Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.

(e)	That Existing Fund shall have received in form reasonably satisfactory to Existing Fund and dated the Exchange Date, an opinion of Ropes & Gray LLP (or, if Ropes & Gray LLP declines to render such opinion, an opinion of another nationally recognized law firm) (which opinion will be subject to certain qualifications satisfactory to Existing Fund), to the effect that (i) Managers AMG Funds is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and that the corresponding New Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Managers AMG Funds, on behalf of the corresponding New Fund, and, assuming due authorization, execution and delivery of this Agreement by NLFT, on behalf of Existing Fund, is a valid and binding obligation of such New Fund, (iii) the New Fund Shares to be delivered to Existing Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as set forth in Managers AMG Funds’ registration statement, non-assessable by the corresponding New Fund, and no shareholder of such New Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Managers AMG Funds’ Amended and Restated Agreement and Declaration of Trust or Bylaws, as amended, or any provision of any agreement known to such counsel (each such agreement, a “New Fund Agreement”) to which Managers AMG Funds or the corresponding New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Managers AMG Funds’ Amended and Restated Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all New Fund Agreements, such counsel may reasonably rely upon a certificate of an officer of Managers AMG Funds whose responsibility it is to advise Managers AMG Funds and the corresponding New Fund with respect to such matters, and (v) no consent, approval, authorization or order of any Commonwealth of Massachusetts or federal court or governmental authority is required to be made or obtained by Managers AMG Funds on behalf of the corresponding New Fund in connection with the execution and delivery of this Agreement by Managers AMG Funds on behalf of the corresponding New Fund, or the performance of Managers AMG Funds on behalf of the corresponding New Fund of its obligations hereunder, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act.

(f)	That Existing Fund shall have received in form reasonably satisfactory to Existing Fund and dated the Exchange Date, an opinion of Ropes & Gray

LLP (or, if Ropes & Gray LLP declines to render such opinion, an opinion of another nationally recognized law firm) (which opinion will be subject to certain qualifications satisfactory to Existing Fund) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and the corresponding New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Section 1032 of the Code, no gain or loss will be recognized by the corresponding New Fund upon receipt of the Assets of Existing Fund in exchange for New Fund Shares and the assumption by such New Fund of the Liabilities of Existing Fund pursuant to this Agreement, (iii) under Section 362(b) of the Code, the basis in the hands of the corresponding New Fund of the Assets of Existing Fund transferred to such New Fund in the Reorganization will be the same as the basis of such Assets in the hands of Existing Fund immediately prior to the transfer, (iv) under Section 1223(2) of the Code, the holding periods of the Assets of Existing Fund in the hands of the corresponding New Fund, will include the periods during which such Assets were held or treated for federal income tax purposes as held by Existing Fund, (v) under Sections 361 and 357 of the Code, no gain or loss will be recognized by Existing Fund upon the transfer of its Assets to the corresponding New Fund in exchange for the New Fund Shares and the assumption by such New Fund of the Liabilities of Existing Fund, or upon the distribution of the New Fund Shares by Existing Fund to its shareholders in liquidation, pursuant to this Agreement, (vi) under Section 354 of the Code, no gain or loss will be recognized by Existing Fund’s shareholders upon the exchange of their shares of Existing Fund for New Fund Shares, (vii) under Section 358 of the Code, the aggregate basis of the New Fund Shares an Existing Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of such shareholder’s Existing Fund shares exchanged therefor, (viii) under Section 1223(1) of the Code, an Existing Fund shareholder’s holding period for the New Fund Shares will include the period during which such shareholder held or is treated for federal income tax purposes as having held the Existing Fund shares exchanged therefor, provided that the shareholder held such Existing Fund shares as capital assets, and (ix) the corresponding New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on factual certifications made by officers of Existing Fund and the corresponding New Fund, and on customary assumptions.

(g)	That all actions taken by or on behalf of the corresponding New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to Existing Fund and Thompson Hine LLP.

(h)	That the Registration Statement and the registration statement of New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of NLFT or the corresponding Existing Fund, threatened by the Commission.

(i)	That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(j)	At least 30 days before the Valuation Time, the corresponding New Fund shall have provided to Existing Fund a copy of the New Fund Valuation Procedures.

(k)	That NLFT shall maintain liability insurance coverage for each of (i) the current Trustees and officers of NLFT, and (ii) the former Trustees and officers of NLFT that have served within six years of the Exchange Date, for a period of six years commencing on the Exchange Date and at least at the same levels (i.e., the same coverage amounts and deductibles) and on substantially the same terms as the liability insurance NLFT currently maintains for the Trustees and officers of NLFT at no additional expense to the Trustees of NLFT or Existing Fund. Such liability insurance shall be in full force and effect on and after the Exchange Date.

(l)	That Managers shall have entered into an expense limitation agreement with Managers AMG Funds in respect of the corresponding New Fund in the form attached as an exhibit to the registration statement amendment of Managers AMG Funds filed on Form N-1A relating to the New Funds, such agreement to be in effect for a term of no less than two calendar years from the Exchange Date.

(m)	That the transactions contemplated by the Purchase Agreement shall be simultaneously consummated.

11. Indemnification.

(a)

SouthernSun will indemnify and hold harmless Managers AMG Funds, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to NLFT or either Existing Fund contained in the Registration Statement or Prospectus/Proxy Statement or any amendment or supplement to any of the foregoing, in each case, that is provided in writing by SouthernSun for inclusion in the Registration Statement or the Prospectus/Proxy Statement, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to NLFT or either Existing Fund required to be stated therein or necessary to make the statements relating to NLFT or either Existing Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of SouthernSun. The Indemnified Parties will notify SouthernSun in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(a). SouthernSun shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if SouthernSun elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. SouthernSun’s obligation under this Section 11(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that SouthernSun will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(a) without the necessity of the Indemnified Parties first paying the same.

(b)

NLFT will indemnify and hold harmless Managers AMG Funds, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to NLFT or either Existing Fund contained in the Registration Statement or Prospectus/Proxy Statement or any amendment or supplement to any of the foregoing, in each case, that is provided in writing by NLFT or either Existing Fund for inclusion in the Registration Statement or the Prospectus/Proxy Statement, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to NLFT or either Existing Fund required to be stated therein or necessary to make the statements relating to NLFT or either Existing Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of NLFT. The Indemnified Parties will notify NLFT in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(b). NLFT shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(b), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if NLFT elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. NLFT’s obligation under this Section 11(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that NLFT will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(b) without the necessity of the Indemnified Parties first paying the same. Any liability incurred by NLFT pursuant to this Section 11(b) shall not be limited to the assets of the Existing Funds.

(c)

Managers will indemnify and hold harmless NLFT, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Managers AMG Funds or either New Fund contained in the Registration Statement or Prospectus/Proxy Statement, or any amendment or supplement to any of the foregoing, other than those provided in writing by SouthernSun, NLFT or either Existing Fund for inclusion in the Registration Statement or the Prospectus/Proxy Statement, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Managers AMG Funds or either New Fund required to be stated therein or necessary to make the statements relating to Managers AMG Funds or either New Fund therein not misleading, including without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Managers. The Indemnified Parties will notify Managers in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(c). Managers shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(c), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Managers elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Managers’ obligation under this Section 11(c) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Managers will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(c) without the necessity of the Indemnified Parties’ first paying the same.

12. No broker or finder.

Each of Existing Fund and its corresponding New Fund represents that there is no person who has dealt with it, or NLFT or Managers AMG Funds, as applicable, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13. Termination.

Each Existing Fund and its corresponding New Fund may, by mutual consent of the Board of Trustees of NLFT and the Board of Trustees of Managers AMG Funds on behalf of Existing Fund and New Fund, respectively, terminate this Agreement. Each Existing Fund or its corresponding New Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 23, 2014, this Agreement shall automatically terminate on that date unless a later date is agreed to by each Existing Fund and its corresponding New Fund. This Agreement shall automatically terminate upon termination of the Purchase Agreement prior to the consummation of the transactions contemplated thereby.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement together with the Purchase Agreement and all documents and agreements referred to herein and therein supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof and constitutes the only understanding with respect to such subject matter. This Agreement may not be amended, nor waiver granted, except by a letter of agreement signed by each party hereto (including SouthernSun and Managers, solely with respect to any amendments or waivers to the sections identified on the signature page to this Agreement with respect to SouthernSun or Managers, as the case may be); provided, however, that there shall not be any amendment that by law requires approval by shareholders of a party without obtaining such approval.

16. Governing law.

This Agreement shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts without giving effect to the choice of law provisions therein; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

17. Massachusetts business trust.

A copy of the Amended and Restated Agreement and Declaration of Trust of Managers AMG Funds is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by or on behalf of the trustees of Managers AMG Funds on behalf of each New Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees or officers of Managers AMG Funds or shareholders of such New Fund individually, but are binding only upon the assets and property of such New Fund.

18. Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to Northern Lights Fund Trust at 80 Arkay Drive, Hauppauge, NY 11788 (Attention: James Ash) and to Managers AMG Funds at 800 Connecticut Avenue, Norwalk, CT 06854 (Attention: Don Rumery), with a copy to Michael Ponder at 800 Connecticut Avenue, Norwalk, CT 06854.

20. Recourse.

All persons dealing with an Existing Fund or a New Fund (each, a “Fund”) must look solely to the property of such Fund for the enforcement of any claims against such Fund, as the trustees, officers, agents and shareholders of either such Fund and the other series of NLFT and Managers AMG Funds do not assume any liability for obligations entered into on behalf of any of the Existing Funds or New Funds.

21. Headings.

The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Further Assurances.

Each of NLFT, SouthernSun, Managers AMG Funds, and Managers shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

The Remainder of this Page Left Intentionally Blank.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

Northern Lights Fund Trust, on behalf of its series listed on Exhibit A

By:
Name:	Andrew Rogers

Title:	President

Managers AMG Funds, on behalf of its series listed on Exhibit A

By:
Name:	Donald S. Rumery

Title:	Treasurer

Solely for purposes of Sections 5, 10(l), 11(c), 15 and 22, Managers Investment Group LLC

By:
Name:	Keitha L. Kinne

Title:	Managing Partner

Solely for purposes of Sections 5, 8, 11(a), 15 and 22, SouthernSun Asset Management, LLC

By:
Name:

Title:

Solely for purposes of Section 11(b), Northern Lights Fund Trust, on behalf of itself

By:
Name:

Title:

Exhibit A

Existing Fund (Share Class)	Corresponding New Fund (Share Class)
SouthernSun Small Cap Fund (Investor Class)	SouthernSun Small Cap Fund (Investor Class)

SouthernSun Small Cap Fund (Institutional Class)	SouthernSun Small Cap Fund (Institutional Class)

SouthernSun U.S. Equity Fund (Investor Class)	SouthernSun U.S. Equity Fund (Investor Class)

SouthernSun U.S. Equity Fund (Institutional Class)	SouthernSun U.S. Equity Fund (Institutional Class)

SouthernSun U.S. Equity Fund (Class C)	SouthernSun U.S. Equity Fund (Class C)

APPENDIX B

COMPARISON OF INVESTMENT RESTRICTIONS

Comparative Information on Fundamental Investment Restrictions of Existing Funds and New Funds

Subject Matter of Restriction	SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund	New SouthernSun Small Cap Fund and New SouthernSun U.S. Equity Fund
Borrowing and Senior Securities	May not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Subject Matter of Restriction	SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund	New SouthernSun Small Cap Fund and New SouthernSun U.S. Equity Fund
Lending	Shall not make loans, provided that this restriction does not prevent the Existing Funds from purchasing debt securities, entering into repurchase agreements or loaning its assets to broker-dealers, financial organizations or institutional investors.	May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Industry Concentration	May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, an Existing Fund’s investments would be concentrated in the securities of issuers whose principal business activities are in the same industry.	May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Commodities	Shall not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Existing Funds from	May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or

Subject Matter of Restriction	SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund	New SouthernSun Small Cap Fund and New SouthernSun U.S. Equity Fund
	purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).	regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Real Estate	Shall not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Existing Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).	May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Underwriting	Shall not underwrite securities of other issuers except to the extent that the Funds may be deemed to be an underwriter under the 1933 Act in acquiring, disposing of, or re-selling a security.	May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations

Subject Matter of Restriction	SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund	New SouthernSun Small Cap Fund and New SouthernSun U.S. Equity Fund
of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Non-Fundamental Investment Policies of Existing Funds

The New Funds, unlike the Existing Funds, are not subject to any non-fundamental investment policies. The SouthernSun Small Cap Fund and the SouthernSun U.S. Equity Fund are subject to the following non-fundamental policies (which may be changed without shareholder approval):

(1) The Existing Funds do not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.

(2) The Existing Funds do not currently intend to borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of an Existing Fund’s assets, and except that, if authorized, an Existing Fund may enter into reverse repurchase agreements and engage in “roll” transactions, provided that reverse repurchase agreements, “roll” transactions and any other transactions constituting borrowing by the Funds may not exceed one-third of the Existing Funds’ total assets and if the Existing Funds’ borrowing, including reverse repurchase agreements, exceeds 5% of the value of the Existing Funds’ total assets, the Existing Funds will not purchase any additional securities.

(3) The Existing Funds do not currently intend to purchase securities on margin, except that an Existing Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(4) The Existing Funds do not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(5) The Existing Funds do not currently intend to make loans in an aggregate amount exceeding one-third of an Existing Fund’s total assets at the time the loan is made, or to lend assets other than securities to other parties, except by (a) lending money (up to 15% of an Existing Fund’s net assets) to a registered investment company or portfolio for which SouthernSun or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

The SouthernSun Small Cap Fund is also subject to the following non-fundamental policy (which may be changed without shareholder approval):

(1) The SouthernSun Small Cap Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in small cap securities, as defined in the current Prospectus. shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

The SouthernSun U.S. Equity Fund is also subject to the following non-fundamental policy (which may be changed without shareholder approval):

(1) The SouthernSun U.S. Equity Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in U.S. equity securities, as defined in the current Prospectus. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

Other Information Regarding Investment Restrictions

Existing Funds

With respect to the SouthernSun Small Cap Fund’s and the SouthernSun U.S. Equity Fund’s fundamental investment restriction with respect to industry concentration, the following explanation is not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements. The SEC staff currently takes the position that an open-end investment company concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within that industry. This restriction does not limit an Existing Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities or in tax-exempt securities. In applying the Existing Funds’ fundamental policy concerning industry concentration, the Existing Funds will apply a non-fundamental policy, described above governing categorization of companies into specific industries. Concentration will be examined by looking at the company’s particular niche and not its general industry.

New Funds

With respect to the New Funds, any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth above shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to restrictions related to borrowings by the New Funds.

APPENDIX C

INFORMATION APPLICABLE TO THE NEW FUNDS/SHAREHOLDER GUIDE

New SouthernSun Small Cap Fund

This New Fund will invest primarily in the securities and instruments as described in the summary section of the New Fund’s Prospectus. This section contains additional information about the New Fund’s investment strategies and the investment techniques utilized by SouthernSun in managing the New Fund, and also additional information about the New Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE NEW FUND’S PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the New Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in small cap securities. The New Fund will provide its shareholders with at least 60 days’ prior written notice of any change in this policy.

WHERE THIS NEW FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This New Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to domestic small-cap securities.

•	Seeking long-term capital appreciation.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

MICHAEL W. COOK, SR.

Chief Executive Officer and

Chief Investment Officer

ADDITIONAL INFORMATION ABOUT THE NEW FUND’S EXPENSES

Under “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus, because Investor Class and Institutional Class shares are expected to commence operations after the reorganization of the Existing Fund on or about March 31, 2014, expenses for these classes in the “Annual Fund Operating Expenses” table have been adjusted as necessary from amounts incurred during the Existing Fund’s most recent fiscal year to reflect current fees and expenses.

Managers has contractually agreed, through at least January 31, 2017, to waive management fees and/or reimburse the New Fund’s expenses in order to limit the total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.50% and 1.25% for Investor Class and Institutional Class shares, respectively, subject to later reimbursement by the New Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the New Fund’s contractual expense limitation, Managers may recover from the New Fund fees waived and expenses paid to the extent that such repayment would not cause the New Fund’s total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the New Fund’s investment advisory agreement with Managers or by mutual agreement between Managers and the Managers AMG Funds’ Board of Trustees.

New SouthernSun U.S. Equity Fund

This New Fund will invest primarily in the securities and instruments as described in the summary section of the New Fund’s Prospectus. This section contains additional information about the New Fund’s investment strategies and the investment techniques utilized by SouthernSun in managing the New Fund, and also additional information about the New Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE NEW FUND’S PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the New Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in equity securities (common stocks) of U.S. companies. The New Fund will provide its shareholders with at least 60 days’ prior written notice of any change in this policy.

WHERE THIS NEW FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This New Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to domestic equity (primarily small and mid-capitalization) securities.

•	Seeking long-term capital appreciation.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

MICHAEL W. COOK, SR.

Chief Executive Officer and

Chief Investment Officer

ADDITIONAL INFORMATION ABOUT THE NEW FUND’S EXPENSES

Under “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus, because Investor Class, Class C and Institutional Class shares are expected to commence operations after the reorganization of the Existing Fund on or about March 31, 2014, expenses for these classes in the “Annual Fund Operating Expenses” table have been adjusted as necessary from amounts incurred during the Existing Fund’s most recent fiscal year to reflect current fees and expenses.

Managers has contractually agreed, through at least January 31, 2017, to waive management fees and/or reimburse the New Fund’s expenses in order to limit the total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.34%, 1.09% and 2.09% for Investor Class, Institutional Class and Class C shares, respectively, subject to later reimbursement by the New Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the New Fund’s contractual expense limitation, Managers may recover from the New Fund fees waived and expenses paid to the extent that such repayment would not cause the New Fund’s total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the New Fund’s investment advisory agreement with Managers or by mutual agreement between Managers and the Managers AMG Funds’ Board of Trustees.

SUMMARY OF THE NEW FUNDS’ PRINCIPAL RISKS

This section presents more detailed information about the New Funds’ risks as described in the Proxy Statement/Prospectus. The New Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the New Funds. In addition, the New Funds are subject to management risk because they are actively managed investment portfolio. SouthernSun will apply its investment techniques and risk analyses in making investment decisions for each New Fund, but there can be no guarantee that these will produce the desired result.

FOCUSED INVESTMENT RISK

(Both New Funds)

A Fund that invests a significant portion of its assets in a relatively small number of securities may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on the Fund’s net asset value.

LIQUIDITY RISK

(Both New Funds)

Liquidity risk exists when particular investments are difficult to sell. The New Funds may not be able to sell these illiquid investments at the best prices. Investments in non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk.

MARKET RISK

(Both New Funds)

Market prices of investments held by a New Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments.

NON-DIVERSIFIED FUND RISK

(Both New Funds)

Because each New Fund is “non-diversified,” it can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

SMALL-CAPITALIZATION STOCK RISK

(New SouthernSun Small Cap Fund)

The stocks of small-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

SMALL- AND MID-CAPITALIZATION STOCK RISK

(New SouthernSun U.S. Equity Fund)

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in small- and mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

VALUE STOCK RISK

(Both New Funds)

Value stocks present the risk that a stock may decline or never reach what SouthernSun believes is its full market value, either because the market fails to recognize what SouthernSun considers to be the company’s true business value or because SouthernSun’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

OTHER IMPORTANT INFORMATION ABOUT THE NEW FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Proxy Statement/Prospectus, the New Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the SAI related to this Proxy Statement/Prospectus.

INVESTMENT OBJECTIVE

Each New Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

To respond to adverse market, economic, political or other conditions, each New Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments, including shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements, as a temporary defensive measure. These temporary defensive measures may be inconsistent with a New Fund’s investment objective and principal investment strategies. A New Fund may not be able to achieve its stated investment objective while taking these defensive measures. Furthermore, to the extent that a New Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the New Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. A New Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PORTFOLIO TURNOVER

As described in the Proxy Statement/Prospectus, each New Fund may sell any security when it believes the sale is in the New Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. A portfolio turnover rate greater than 100% would indicate that a New Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect New Fund performance by increasing New Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each New Fund’s portfolio securities is available in the SAI related to this Proxy Statement/Prospectus.

CLOSURE OF NEW SOUTHERNSUN SMALL CAP FUND

The New SouthernSun Small Cap Fund is currently closed to new investors, except as noted below. Current shareholders and investors in the categories described below may continue to purchase shares of the New Fund. You may purchase additional New Fund shares and reinvest dividends and capital gains in the New Fund if you are:

•	A shareholder of the Existing SouthernSun Small Cap Fund as of May 17, 2013;

•	A participant in a qualified defined contribution retirement plan that offered the Existing SouthernSun Small Cap Fund as an investment option as of May 17, 2013; or

•	A broker/dealer wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of May 17, 2013; such firms may purchase shares on behalf of existing clients.

In addition, Fund management may, in its discretion, permit new accounts in the New Funds to be opened by certain investors (which may include directors, trustees, officers and employees of Managers and its affiliates).

Except as otherwise noted, these restrictions apply to investments made directly with the New Fund through its transfer agent, investments made indirectly through financial institutions and investments made indirectly through financial intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the New Fund before an investment is accepted. Fund management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the New Fund and accept new shareholders through specified investment advisers or broker dealers from time to time, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the New Fund, and (iii) close and re-open the New Fund to new or existing shareholders at any time.

FUND MANAGEMENT

Each New Fund is a series of Managers AMG Funds, a Massachusetts business trust. Managers AMG Funds is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

Managers, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers serves as investment manager and administrator to the New Funds and is responsible for the New Funds’ overall administration and operations. Managers also monitors the performance, security holdings, and investment strategies of SouthernSun, the subadvisor to the New Funds. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of Managers, serves as the New Funds’ distributor.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), each New Fund participates in a manager of managers structure whereby Managers serves as the investment manager of the New Funds and selects and recommends to the New Fund’s Board of Trustees investment advisors (the “Submanagers”) to manage a New Fund’s investment portfolio. Under the terms of this exemptive order, Managers is able, subject to certain conditions and oversight by each New Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated Submanagers of a New Fund. Managers, subject to oversight by the Trustees, has ultimate responsibility to oversee the Submanagers and recommend their hiring, termination, and replacement. Shareholders of each New Fund continue to have the right to terminate such subadvisory agreements for the New Fund at any time by a vote of a majority of the outstanding voting securities of the New Fund.

SouthernSun, the New Funds’ subadvisor, has day-to-day responsibility for managing each New Fund’s portfolio. SouthernSun, located at 6070 Poplar Avenue, Suite 300, Memphis, Tennessee 38119, is an investment advisor that has been in business since 1989. As of September 30, 2013, SouthernSun had assets under management of approximately $5.2 billion. Following the SouthernSun Transaction, AMG will indirectly own a majority interest in SouthernSun.

Michael W. Cook, Sr. is the portfolio manager of the New Funds and is primarily responsible for the day-to-day management of the New Funds. He is supported by SouthernSun’s investment team (the “Team”). Led by Mr. Cook, Sr., the Team consists of himself and five analysts, Philip W. Cook, Michael S. Cross, Peter Matthews, S. Elliot Cunningham and James P. Dorman, each of whom is a generalist. The Team provides all analysis and company-specific research for current and future portfolio holdings in each New Fund. The entire Team thoroughly examines each current and future portfolio holding which must meet SouthernSun’s stringent investment criteria. While the Team attempts to evaluate all company-specific issues brought forth by the analysts, all final investment and portfolio management decisions are approved by the portfolio manager. Mr. Cook, Sr. is Chief Executive Officer and Chief Investment Officer of SouthernSun. He founded SouthernSun, formerly Cook Mayer Taylor, in 1989, has 25 years of experience as a research analyst and portfolio manager, and has been portfolio manager of each New Fund since its inception, and of the Existing SouthernSun Small Cap Fund since its inception in 2003 and of the Existing SouthernSun U.S. Equity Fund since its inception in 2012.

Members of the Team:

Michael W. Cook, Sr.

Founder, Chief Executive Officer and Chief Investment Officer

Mr. Cook, Sr. is primarily responsible for the investment of SouthernSun’s domestic and global assets, which include the New Funds. In his 25 years of experience as a research analyst and portfolio manager, Mr. Cook has developed a unique investment philosophy and process which serves as the core of the firm’s U.S. and Global Equity strategies. Throughout his career, he has been featured and quoted in The Wall Street Journal and Barron’s and has been a speaker on CNBC, Fox Business News, and Bloomberg TV. He is also a requested presenter on U.S. and Global Small and Mid Cap opportunities at regional U.S. and European investor conferences. Mr. Cook attended Covenant College and the OCCA Business Programme, Wycliffe Hall, University of Oxford, and is a member of the CFA Institute.

Phillip W. Cook

Senior Analyst, Principal

Mr. Cook joined SouthernSun in July 2006. He is responsible for coordination of research and communication within the investment team and is responsible for the research and analysis of existing portfolio companies as well as new ideas. Prior to joining SouthernSun, Mr. Cook served as the Analyst to the Chairman and CEO of Trivest Partners, a Miami-based private equity firm focused on middle-market LBOs. He received his B.S. in International Business, summa cum laude, from Auburn University and has passed Level II of the CFA exam. He also serves as Chairman of the Board for Su Casa Family Ministries.

Michael S. Cross

Senior Analyst, Principal

Mr. Cross joined SouthernSun in June 2008. He is responsible for company research and analysis of current and potential portfolio holdings. Prior to joining SouthernSun, Mr. Cross was an officer of Cummins, Inc. and responsible for leading one of Cummins’ business units. He has Global experience in Sales, Marketing, Finance, Accounting, Logistics, Operations and General Management. He was with Cummins, Inc. for over 24 years. Mr. Cross received his B.S. from Vanderbilt University and an M.B.A. from Vanderbilt’s Owen School with concentrations in Finance, Accounting and Management Information Systems. He has also passed the CPA exam. Mr. Cross serves on the Board of the Neighborhood Christian Center.

Peter Matthews, CPA, CFA

Senior Analyst, Principal

Mr. Matthews joined SouthernSun in December 2006. He is responsible for company research and analysis of current and potential portfolio holdings. Prior to joining SouthernSun, Mr. Matthews worked in operations for Southeastern Asset Management and the Longleaf Partners Funds from April 2005 to September 2006. Mr. Matthews served as staff accountant with Ernst & Young from September 2004 to March 2005. Mr. Matthews graduated from Rhodes College in May 2000 with a major in Economics and subsequently received both his M.B.A. in August of 2003 and M.S. in Accounting in December of 2003 from the University of Memphis. He is a licensed CPA and a CFA charterholder.

S. Elliot Cunningham

Senior Analyst, Principal

Mr. Cunningham joined SouthernSun in 2008. His responsibilities include the research and analysis of investment opportunities and monitoring of existing portfolio companies. Prior to joining SouthernSun, Mr. Cunningham served as an Analyst for RMK Funds at Morgan Asset Management. He received his B.S. in Business Administration, magna cum laude, from Auburn University and has passed Level I of the CFA exam.

James P. Dorman, CFA

Senior Analyst, Principal

Mr. Dorman joined SouthernSun in 2010. His responsibilities include the research and analysis of investment opportunities and monitoring of existing portfolio companies. Prior to joining SouthernSun, Mr. Dorman was the Managing Director of Finance at Mercury Investment Management and was a financial advisor in the Corporate Reporting department at FedEx Corporation. He began his career at PricewaterhouseCoopers LLP, where he focused on financial audits for both public and private companies in the financial services sector. Mr. Dorman received his bachelor’s degree in accounting from Auburn University and his M.B.A. from the University of Tennessee. He is a licensed CPA in the state of Tennessee and is a Chartered Financial Analyst (CFA) charterholder.

ADDITIONAL INFORMATION

Additional information regarding other accounts managed by the New Funds’ portfolio manager, Mr. Cook, Sr., and his compensation and ownership of New Fund shares, is available in the New Funds’ SAI.

Each New Fund is obligated by its Investment Management Agreement to pay an annual management fee to Managers of 0.85% of the average daily net assets of the New Fund. Managers, in turn, pays SouthernSun all of this fee for its services as subadvisor. Under a separate Administration and Shareholder Servicing Agreement with the New Funds, Managers provides a variety of administrative services to the New Funds and receives compensation from each New Fund for these services at an annual rate of 0.05% of the New Fund’s average daily net assets.

A discussion regarding the basis for Managers AMG Funds’ Board of Trustees approving the Investment Management Agreement with respect to the New Funds between Managers AMG Funds and Managers and the Subadvisory Agreement for the New Funds between Managers and SouthernSun will be available in the New Funds’ semi-annual report for the period ending March 31, 2014.

YOUR ACCOUNT

Subject to the restrictions described above under “Closure of New SouthernSun Small Cap Fund,” you may invest in the New SouthernSun Small Cap Fund by purchasing either Investor Class or Institutional Class shares and in the New SouthernSun U.S. Equity Fund by purchasing Investor Class, Class C, or Institutional Class shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.

The Investor Class and Class C shares are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, which will result in lower total returns than the Institutional Class shares. The net asset value (the “NAV”) per share of the three classes may differ. In all other material respects, the Investor Class shares, Class C shares, and Institutional Class shares are the same, each share representing a proportionate interest in a New Fund. The New Funds and each class of shares are subject to a minimum initial investment amount, as described below.

Your purchase or redemption of New Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a New Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the New Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the New Funds were received by the processing organization in proper form before 4:00 p.m.

FAIR VALUE POLICY

Each New Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of Managers AMG Funds. Under certain circumstances, a New Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each New Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets.

Each New Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

CHOOSING A SHARE CLASS

Subject to the restrictions described above under “Closure of New SouthernSun Small Cap Fund,” investors can choose among two share classes when investing in the New SouthernSun Small Cap Fund:

•	Investor Class

•	Institutional Class

Investors can choose among three share classes when investing in the New SouthernSun U.S. Equity Fund:

•	Investor Class

•	Class C

•	Institutional Class

The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these three factors:

•	The amount you plan to invest;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.

CLASS C SHARES

Class C shares have no up-front sales charges or deferred sales charge. Your entire amount invested purchases New Fund shares at the class’s NAV. Shareholders of Class C shares pay distribution (12b-1) fees of 1.00%. See “Distribution and Service (12b-1) Fees” on page C-14 for more information on 12b-1 fees.

INVESTOR CLASS SHARES

Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases New Fund shares at the Investor Class’s NAV. Shareholders of Investor Class shares pay distribution (12b-1) fees of 0.25%. See “Distribution and Service (12b-1) Fees” on page C-14 for more information on 12b-1 fees.

INSTITUTIONAL CLASS SHARES

Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases New Fund shares at the Institutional Class’s NAV. The Institutional Class shares do not pay distribution (12b-1) fees.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with the New Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Proxy Statement/Prospectus. The New Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the Investor Class and Class C shares may pay fees to these firms in return for shareholder servicing provided by these programs. These payments may provide the intermediary with an incentive to favor sales of shares of a New Fund over other investment options.

Managers, SouthernSun and/or the Distributor may pay compensation (directly and not as an expense of a New Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of New Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a New Fund over other investment options. Any such payments will not change the NAV or the price of a New Fund’s shares.

DISTRIBUTION AND SERVICE (12B-1) FEES

The New SouthernSun Small Cap Fund has adopted a Distribution and Service Plan (12b-1 Plan) for the Investor Class shares and the New SouthernSun U.S. Equity Fund has adopted a Distribution and Service Plan (12b-1 Plan) for the Investor Class and Class C shares that allows each New Fund to pay fees for selling and distributing such classes of shares and for providing service to shareholders of such classes of shares. The 12b-1 fees are paid to the Distributor to cover the Investor Class’s and Class C’s sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from such classes’ net assets on an ongoing basis, they increase the cost of your investment the longer you hold it, will result in lower total returns and may end up costing you more than other types of sales charges.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the New Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING FUND SHARES

Subject to the restrictions described above under “Closure of New SouthernSun Small Cap Fund,” you may buy shares of the New Funds once you set up an account. You also may buy additional shares or sell your shares any day the NYSE is open for business. When you buy or sell New Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

REDEMPTION FEES

For shares held less than 30 days, each New Fund will deduct a 2.00% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Fund’s balance minimum. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for 30 days or more are not subject to the 2.00% fee.

Redemption fees are paid to a New Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: Each New Fund reserves the right to waive the 2.00% redemption fee on shares held less than 30 days when the New Fund believes such waiver is in the best interests of the New Fund. The New Fund has elected not to impose the redemption fee for the following transactions for direct shareholders of New Fund shares (if known by the New Fund).

•	Redemptions of shares pursuant to certain automatic rebalancing programs;

•	Redemptions requested following the death of a registered shareholder on an account or the settler of a living trust that is the registered shareholder of an account, for shares held in the account at the time of death;

•	Redemptions of shares that were purchased as participant contributions through an employer-sponsored retirement plan;

•	Transaction activity due to processing errors;

•	Shares exchanged from one share class to another within the New Fund; and

•	Redemption of shares purchased as part of wrap programs, model-based programs or similar programs through a financial intermediary.

If you have any questions about whether your transaction will be subject to the redemption fee, please call the New Funds at 866.672.3863.

PROCESSING ORDERS

If you sell shares in the New Funds, the New Funds will send your check to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. Redemption proceeds will be paid by Automated Clearing House (“ACH”), check or wire transfer and normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the request requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days).

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*,††...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail

Complete the account application, then mail the application and a check payable to the applicable New Fund to:

via Regular Mail

Managers

c/o Gemini Fund Services, LLC†

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

Managers

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

Send a letter of instruction and a check payable to the applicable New Fund to:

via Regular Mail

Managers

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

Managers

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095 (Include the name(s) on the account and your account number on your letter of instruction)

Write a letter of instruction containing:

•       Name of the Fund

•       Dollar amount or number of shares you wish to sell

•       Your name

•       Your account number

•       Signatures of all account owners

Mail your letter to:

via Regular Mail

Managers

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154-1150

or Overnight Mail

Managers

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130-2095

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*,††...
By telephone	Not available	Not available	The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. To redeem by telephone, call us at 866.672.3863.††† Individual retirement accounts are not redeemable by telephone.

Over the Internet	Not available	Not available	Not available

By bank wire	Call us at 866.672.3863 for instructions	Call us at 866.672.3863 for instructions and to notify the New Funds that a wire transfer is coming. †††† Your bank may charge you a fee for wiring same day funds.	You may request that your redemption proceeds be wired directly to your bank account. Gemini Fund Services, LLC (“Gemini”), imposes a $15 fee for each wire redemption and deducts the fee directly from your account.

*	Please indicate which class of shares you are buying or selling when you place your order.
†	Gemini will serve as the New Funds’ interim transfer agent to facilitate the transition of the Existing Funds from the Gemini platform to Managers AMG Funds’ service provider platform. BNY Mellon Investment Servicing (US) Inc. will be the New Funds’ transfer agent following the transition.

††	Certain redemptions require a medallion signature guarantee, including redemptions of more than $100,000 for Investor Class, Class C and Institutional Class shares. Please see “Signature Guarantee” below for more information. A medallion guarantee is a signature guarantee by any eligible guarantor institution. Telephone redemptions are automatically available to all new accounts except retirement accounts. Individual retirement accounts are not redeemable by telephone. If you own an individual retirement account or other retirement plan, you must indicate on your redemption request whether the New Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.
†††	The New Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.
††††	The New Funds will normally accept wired funds for investment on the day received if they are received by the New Fund’s designated bank before the close of regular trading on the NYSE.

INVESTMENT MINIMUMS

Your cash investments in the New Funds must be in U.S. dollars. Mail checks payable to the applicable New Fund. The New Funds will not accept payment in cash, including cashier’s checks or money orders. We also do not accept third-party checks, U.S. Treasury checks or “starter” checks. Please see “Closure of New SouthernSun Small Cap Fund” on page C-7 regarding restrictions on purchasing shares of the New SouthernSun Small Cap Fund.

Share Class	Initial Investment	Additional Investments
Investor Class and Class C (all accounts):	$1,000	$250 ($25 for automatic reinvestment plans)
Institutional Class (all accounts):	$1,000,000	None

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of Managers AMG Funds and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a New Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

Note: Gemini will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a New Fund, for any check returned to the transfer agent for insufficient funds.

OTHER PURCHASE INFORMATION

Subject to the approval of Managers AMG Funds and in accordance with Managers AMG Funds’ policies and procedures, an investor may purchase shares of a New Fund with securities that are eligible for purchase by the New Fund (consistent with the New Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with Managers AMG Funds’ valuation policies. These transactions will be effected only if Managers or SouthernSun intends to retain the security in a New Fund as an investment. Assets purchased by a New Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the New Fund’s shares, if such assets were included in the New Fund’s assets at the time of purchase. Managers AMG Funds reserves the right to amend or terminate this practice at any time.

SIGNATURE GUARANTEE

A medallion guarantee is an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative. If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the New Funds with your signature guaranteed. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the New Funds;

•	you request that a redemption be mailed to an address other than that on record with the New Funds;

•	the proceeds of a requested redemption exceed $100,000;

•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•	your address was changed within 30 days of your redemption request.

We accept medallion imprints from any eligible guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. Further documentation will be required if shares are held by a corporation, fiduciary or other organization. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The New Funds are not responsible for any losses due to unauthorized transactions as long as the New Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell shares by telephone, call the New Funds at 866.672.3863 for instructions.

LIMITATIONS ON THE NEW FUNDS

The New Funds may restrict or limit certain transactions, including, but not limited to, the following examples:

•	Redeem your account if its value falls below (i) $1,000 for the New SouthernSun Small Cap Fund or Investor Class shares or Class C shares of the New SouthernSun U.S. Equity Fund, or (ii) $1,000,000 for Institutional Class shares of the New SouthernSun U.S. Equity Fund, but not until after the New Funds give you at least 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount. A shareholder’s account will not be closed if the account balance drops below the applicable account minimum due to a decline in net asset value;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•	Impose fees in connection with sales.

FREQUENT TRADING POLICY

The Board of Trustees of Managers AMG Funds has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the New Funds. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of a New Fund’s portfolio, increase a New Fund’s expenses, and have a negative impact on a New Fund’s performance. There may be additional risks due to frequent trading activities.

Monitoring Trades

To help prevent frequent trading, Managers monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the New Funds’ transfer agent. If Managers determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, Managers reviews the account’s activities and may warn the account owner and/or restrict the account. Managers also notifies the New Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The New Funds may refuse a purchase order for any reason if Managers believes that a shareholder is engaging in market timing activities that may harm the New Funds and their shareholders. Transactions accepted by a financial intermediary that violate the New Funds’ frequent trading policies are not considered to be acceptable by the New Funds, and the New Funds may reject them on the next business day after the financial intermediary has received them.

Although the New Funds use reasonable efforts to prevent market timing activities in the New Funds, their efforts may not always succeed. For example, although the New Funds strive to apply these policies and procedures uniformly to all accounts, the New Funds receive certain purchase and redemption orders through financial intermediaries that maintain omnibus accounts with the New Funds. Although the New Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the New Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the New Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may participate in the New Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the New Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established account. Please contact the New Funds at 866.672.3863 for more information about the New Funds’ Automatic Investment Plan.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the New Funds.

AUTOMATIC WITHDRAWAL PLAN

If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in the New Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the New Funds through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $50 on specified days of each month into your established bank account. Please contact the New Funds at 866.672.3863 for more information about the New Funds’ Automatic Withdrawal Plan.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 866.672.3863 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

Exchange privileges are not available while Gemini serves as the New Funds’ interim transfer agent.

ACCOUNT STATEMENTS

The New Funds will send you quarterly and yearly statements with details about your account activity. The New Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

COST BASIS REPORTING

Upon the redemption of your shares in a New Fund, the New Fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally will be required to provide you and the IRS with cost basis information. Please see http://investor.managersinvest.com/home.html or contact the New Funds at 866.672.3863, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

The New Funds normally declare and pay any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the New Funds will do this automatically unless you request otherwise. You may also change your election any time by giving a New Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The New Funds will mail correspondence and other materials to the address on file for you. Please notify the New Funds immediately of any changes to your address or to other information that might affect your account.

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the New Funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Proxy Statement/Prospectus. A more detailed tax discussion is provided in the SAI. The New Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the New Funds based on your particular circumstances.

Each New Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a New Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each New Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•	Distributions from the sale of investments that a New Fund owns or is considered to have owned for more than one year and that are properly reported by the New Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates.

•	Distributions from the sale of investments that a New Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•	Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to net capital gains, provided that both you and a New Fund meet certain holding period and other requirements.

•	A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a New Fund, including any capital gain dividends, and net capital gains recognized on the sale or redemption of shares of a New Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a New Fund.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a New Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in a New Fund through such a plan, you will not be subject to tax on distributions from the New Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a New Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a New Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the New Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the New Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the New Funds that you have failed to properly report certain interest and dividend income.

PROXY TABULATOR	Vote this proxy card TODAY!
P.O. BOX 859232	Your prompt response will save the expense
BRAINTREE, MA 02185-9232	of additional mailings

CALL:	To vote by phone call toll-free 1-800-791-3320 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.kingproxy.com/southernsun and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

SOUTHERNSUN SMALL CAP FUND

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 24, 2014

By my signature below, I appoint Andrew Rogers, Kevin Wolf, James Ash and James Colantino, so long as they remain officers of Northern Lights Fund Trust (“NLFT”) in good standing, and either one of them, as my proxies, with power of substitution, to vote, acting alone or together, all shares of SouthernSun Small Cap Fund (“Existing SouthernSun Small Cap Fund” or the “Fund”), a series of NLFT, that I am entitled to vote at the special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, New York 11788, on March 24, 2014, at 10:00 a.m. Eastern Time, and at any adjournments or postponements of the Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if present in person.

The execution of this Proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. I acknowledge receipt of the notice of special meeting of shareholders and the proxy statement/prospectus, dated January 31, 2014.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 24, 2014. The Proxy Statement for this meeting is available online at: www.kingproxy.com/southernsun.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-791-3320. Representatives are available Monday through Friday 8:00 a.m. to 10:00 p.m. and Saturday 11:00 a.m. to 6:00 p.m. Eastern Time.

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

NOTE: Please sign exactly as your name appears on this proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s) [Title(s) if applicable]	Date

Signature of joint owner, if any	Date

These proxies shall vote my shares according to my instructions given below with respect to each proposal. If I sign and return this Proxy, but do not provide an instruction below, I understand that the proxies will vote my shares “FOR” the proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the proposal. The proxies will vote on any other business that may properly come before the Meeting in their discretion. Those proxies that are entitled to vote “FOR” the proposal will vote “FOR” any adjournments or postponements of the Meeting, and those proxies that are required to vote “AGAINST” the proposal or that are directed to abstain from voting on the proposal will vote on any adjournments or postponements of the Meeting in their discretion. This Proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws.

PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

This Proxy is solicited by the Board of Trustees of NLFT. The Board of Trustees of NLFTrecommends that you vote “FOR” the proposal below		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (as the same may be amended from time to time), which provides for the acquisition of the assets and assumption of the liabilities of Existing SouthernSun Small Cap Fund in exchange for shares of SouthernSun Small Cap Fund, a series of Managers AMG Funds. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of Existing SouthernSun Small Cap Fund in connection with the reorganization.	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON REVERSE SIDE

PROXY TABULATOR	Vote this proxy card TODAY!
P.O. BOX 859232	Your prompt response will save the expense
BRAINTREE, MA 02185-9232	of additional mailings

CALL:	To vote by phone call toll-free 1-800-791-3320 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.kingproxy.com/southernsun and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

SOUTHERNSUN U.S. EQUITY FUND

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 24, 2014

By my signature below, I appoint Andrew Rogers, Kevin Wolf, James Ash and James Colantino, so long as they remain officers of Northern Lights Fund Trust (“NLFT”) in good standing, and either one of them, as my proxies, with power of substitution, to vote, acting alone or together, all shares of SouthernSun U.S. Equity Fund (“Existing SouthernSun U.S. Equity Fund” or the “Fund”), a series of NLFT, that I am entitled to vote at the special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, New York 11788, on March 24, 2014, at 10:00 a.m. Eastern Time, and at any adjournments or postponements of the Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if present in person.

The execution of this Proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. I acknowledge receipt of the notice of special meeting of shareholders and the proxy statement/prospectus, dated January 31, 2014.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 24, 2014. The Proxy Statement for this meeting is available online at: www.kingproxy.com/southernsun.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-791-3320. Representatives are available Monday through Friday 8:00 a.m. to 10:00 p.m. and Saturday 11:00 a.m. to 6:00 p.m. Eastern Time.

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

NOTE: Please sign exactly as your name appears on this proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s) [Title(s) if applicable]	Date

Signature of joint owner, if any	Date

These proxies shall vote my shares according to my instructions given below with respect to each proposal. If I sign and return this Proxy, but do not provide an instruction below, I understand that the proxies will vote my shares “FOR” the proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the proposal. The proxies will vote on any other business that may properly come before the Meeting in their discretion. Those proxies that are entitled to vote “FOR” the proposal will vote “FOR” any adjournments or postponements of the Meeting, and those proxies that are required to vote “AGAINST” the proposal or that are directed to abstain from voting on the proposal will vote on any adjournments or postponements of the Meeting in their discretion. This Proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws.

PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

This Proxy is solicited by the Board of Trustees of NLFT. The Board of Trustees of NLFT recommends that you vote “FOR” the proposal below		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (as the same may be amended from time to time), which provides for the acquisition of the assets and assumption of the liabilities of Existing SouthernSun U.S. Equity Fund in exchange for shares of SouthernSun U.S. Equity Fund, a series of Managers AMG Funds. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of Existing SouthernSun U.S. Equity Fund in connection with the reorganization.	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON REVERSE SIDE

PART B

STATEMENT OF ADDITIONAL INFORMATION

SouthernSun Small Cap Fund

Institutional Class: SSSFX

Investor Class: SSSIX

SouthernSun U.S. Equity Fund

Class C: SSECX

Institutional Class: SSEIX

Investor Class: SSEFX

Each a series of

Managers AMG Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Proxy Statement/Prospectus dated January 31, 2014, relating to the proposed reorganizations of SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, each a series of Northern Lights Fund Trust, into, respectively, SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, each a series of Managers AMG Funds. A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting D.F. King & Co., Inc. toll-free at 1-800-791-3320. Representatives are available to assist you Monday through Friday 8:00 a.m. to 10:00 p.m. and Saturday 11:00 a.m. to 6:00 p.m. Eastern time.

The date of this Statement of Additional Information is January 31, 2014.

STATEMENT OF ADDITIONAL INFORMATION

i

INTRODUCTION

This Statement of Additional Information (“SAI”) is intended to supplement the information provided in the Proxy Statement/Prospectus dated January 31, 2014 (the “Proxy Statement/Prospectus”) relating to the proposed reorganizations (the “Reorganizations”) of SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, each a series of Northern Lights Fund Trust (each, an “Existing Fund” and collectively, the “Existing Funds”), into, respectively, SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, each a series of Managers AMG Funds (each, a “New Fund” and collectively, the “New Funds”). The Proxy Statement/Prospectus has been sent to the shareholders of the Existing Funds in connection with the solicitation of proxies to be voted at the special meeting of shareholders of the Existing Funds to be held on March 24, 2014.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not included because the Existing Funds, each a series of Northern Lights Fund Trust, are being combined with the New Funds, each a series of Managers AMG Funds, which are newly created funds that do not have any assets or liabilities. Each New Fund will be the successor to the accounting and performance information of the corresponding Existing Fund after consummation of the Reorganizations.

INCORPORATION BY REFERENCE

The following documents are incorporated by reference into this SAI:

The Existing Funds’ SAI (file no. 811-21720), filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2014, as supplemented through the date of this Proxy Statement/Prospectus.

The Existing Funds’ Annual Report (file no. 811-21720), including Management’s Discussion of Fund Performance, filed with the SEC on December 9, 2013.

The Existing Funds’ Semi-Annual Report (file no. 811-21720), filed with the SEC on June 10, 2013.

ADDITIONAL INFORMATION ABOUT THE EXISTING FUNDS

About the Existing Funds

For additional information about the Existing Funds generally and their history, see the Existing Funds’ SAI.

Description of the Existing Funds and Their Investments and Risks

For additional information about the investment objectives, policies, risks and restrictions of the Existing Funds, see “Investment Restrictions,” “Investment Strategies and Risks” and “Policies and Procedures for Disclosure of Portfolio Holdings” in the Existing Funds’ SAI.

Management of the Existing Funds

For additional information regarding the management of the Existing Funds, see “Management” in the Existing Funds’ SAI.

Control Persons and Principal Holders of Securities

For additional information regarding ownership of shares of the Existing Funds, see “Management – Trustee Ownership,” “Management – Management Ownership” and “Control Persons and Principal Holders” in the Existing Funds’ SAI.

Investment Advisory and Other Services

For additional information about investment advisory and other services with respect to the Existing Funds, see “Investment Advisor,” “The Distributor,” “Portfolio Manager,” “Other Service Providers – Fund Administration, Fund Accounting and Transfer Agent Services,” “Other Service Providers – Custodian,” “Other Service Providers – Compliance Officer” and “Independent Registered Public Accounting Firm” in the Existing Funds’ SAI.

Brokerage Allocation and Other Practices

For additional information regarding brokerage allocation practices of the Existing Funds, see “Allocation of Portfolio Brokerage” in the Existing Funds’ SAI.

Capital Stock and Other Securities

For additional information regarding voting rights and other aspects of shares of the Existing Funds, see “Tax Status” and “Description of Shares” in the Existing Funds’ SAI.

Purchase, Redemption and Pricing of Shares

For additional information about share purchase, redemption and pricing of shares of the Existing Funds, see “Purchase, Redemption and Pricing of Shares” in the Existing Funds’ SAI.

Taxation of the Existing Funds

For additional information regarding tax matters with respect to the Existing Funds, see “Tax Status” in the Existing Funds’ SAI.

Financial Statements of the Existing Funds

For additional information regarding the financial statements of the Existing Funds, see the Existing Funds’ SAI and the Existing Funds’ Annual and Semi-Annual Reports.

ADDITIONAL INFORMATION ABOUT THE NEW FUNDS

GENERAL INFORMATION

This section of the SAI relates solely to the New Funds. Each New Fund is a series of shares of beneficial interest of Managers AMG Funds, a Massachusetts business trust (the “Trust”) and part of the Managers Family of Funds, which consists of 39 open-end mutual funds in the Trust, The Managers Funds, Managers Trust I and Managers Trust II (the “Managers Fund Complex”). The Trust was organized on June 18, 1999.

The SouthernSun Small Cap Fund has established two classes of shares: Institutional Class and Investor Class. The SouthernSun U.S. Equity Fund has established three classes of shares: Class C, Institutional Class and Investor Class.

Certain arrangements described herein, including without limitation, investment management, subadvisory and distribution arrangements, are not currently in effect for the New Funds, but are expected to become effective upon the consummation of the Reorganizations described in the Proxy Statement/Prospectus.

This SAI describes the financial history, management and operation of the New Funds, as well as the New Funds’ investment objectives and policies. It should be read in conjunction with the Proxy Statement/Prospectus. the Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager” or “Managers”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), is expected to serve as investment manager to the New Funds following the Reorganizations and is responsible for each New Fund’s overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “subadvisor” or “subadvisors”) to manage each New Fund’s investment portfolio. Managers also monitors the performance, security holdings and investment strategies of these subadvisors and researches any potential new subadvisors for the New Funds. SouthernSun Asset Management, LLC (“SouthernSun” or the “Subadvisor”) currently serves as subadvisor to the New Funds. See “Management of the New Funds” for more information.

Investments in the New Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each New Fund in an attempt to achieve its investment objective as stated in the Proxy Statement/Prospectus. The Trust is an open-end management investment company, and each New Fund is a non-diversified series of the Trust.

The table below shows the types of securities and instruments that may be purchased by the New Funds to the extent such investments are permitted by applicable law. For a more complete description of the types of securities and techniques that may be utilized by the New Funds, see “Investment Techniques and Associated Risks” below. The information below does not describe every type of investment, technique or risk to which each New Fund may be exposed. Each New Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

Investment Practices	SouthernSun Small Cap Fund	SouthernSun U.S. Equity Fund
Asset Backed Securities	X	X
Borrowing	X	X
Cash Equivalents
Bank Obligations	X	X
Bankers Acceptances	X	X
Certificates of Deposit	X	X
Repurchase Agreements	X	X
Short-Term Corporate Debt Securities	X	X
Time Deposits	X	X
Commercial Paper and Commercial Paper Master Notes	X	X
Convertible Securities	X	X
Corporate and other Debt Securities	X	X
Equity Investments
Common Stock	X	X
Depositary Receipts	X	X
Initial Public Offerings	X	X
Preferred Stock	X	X
Foreign Securities	X	X
Illiquid Investments; Privately Placed and Certain Unregistered Securities	X	X
Interfund Lending	X	X
Investment Company Securities	X	X
Mortgage-Related Securities	X	X
Securities Lending	X	X
United States Government Obligations	X	X
When-Issued Securities	X	X
Zero Coupon Securities	X	X

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

1) Asset Backed Securities

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

2) Borrowing

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a New Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the New Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the New Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, a New Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. The Trust, on behalf of each New Fund, has entered into a master interfund lending agreement that would allow each New Fund to borrow, for temporary purposes only, from other funds in the Managers Fund Complex managed by Managers, subject to each New Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act. Please see “Interfund Lending” below for more information. If a New Fund’s asset coverage for borrowings falls below 300%, the New Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A New Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a New Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a New Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a New Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the New Fund, the net asset value of the New Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

3) Cash Equivalents

The New Funds may invest in cash equivalents to the extent that such investments are consistent with the New Funds’ investment objectives, policies and restrictions, as discussed in the Proxy Statement/Prospectus. A description of the various types of cash equivalents that may be purchased by the New Funds appears below.

Bank Obligations. The New Funds may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a New Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a New Fund is invested in the agreement and is not related to the coupon rate on the underlying security.

Repurchase agreements are subject to certain risks that may adversely affect the New Funds. If a seller defaults, a New Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a New Fund’s ability to dispose of the collateral may be delayed or limited.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

4) Commercial Paper and Commercial Paper Master Notes

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of up to nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers. Commercial paper master notes refers to demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

5) Convertible Securities

Each New Fund may invest in convertible securities, subject to any restrictions set forth in the Proxy Statement/Prospectus and this SAI. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a New Fund’s ability to achieve its investment objective.

6) Corporate and Other Debt Securities

Each New Fund may invest in Corporate and Other Debt securities, subject to any restrictions set forth in the Proxy Statement/Prospectus and this SAI.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

7) Equity Investments

Each New Fund may invest in equity securities subject to any restrictions set forth in the Proxy Statement/Prospectus and this SAI. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the over-the-counter (“OTC”) market. More information on the various types of equity investments in which the New Funds may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A New Fund’s transactions in common stock represent “long” transactions where the New Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions.

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Depositary Receipts. Each New Fund may invest in depositary receipts, including, but not limited to, Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”) and European Depositary Receipts

(“EDRs”). GDRs are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. ADRs are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a New Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A New Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

Initial Public Offerings (“IPOs”). Each New Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a New Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the New Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a New Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the New Fund is able to do so. In addition, as a New Fund increases in size, the impact of IPOs on the New Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

8) Foreign Securities

The New Funds may invest in foreign securities, subject to any restrictions set forth in the Proxy Statement/Prospectus and this SAI. Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs, EDRs, GDRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a New Fund to make intended securities purchases due to settlement problems could cause the New Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a New Fund due to subsequent declines in value of a portfolio security or, if the New Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of a New Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the New Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a New Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the New Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the New Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

A New Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a New Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which a New Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, a New Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A New Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A New Fund also may be subject to taxes on trading profits in some countries. In addition, certain countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a New Fund by domestic companies, and thus increase the cost to the New Fund of investing in any country imposing such taxes. A New Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by a New Fund. See “Certain Federal Income Tax Matters” below.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets. Any investments in securities in or otherwise exposed to emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. Such investments may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

9) Illiquid Investments; Privately Placed and Certain Unregistered Securities

Each New Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A New Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a New Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a New Fund’s portfolio. The price a New Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by Managers and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis. Investment in these securities entails the risk to a New Fund that there may not be a buyer for these securities at a price which a New Fund believes represents the security’s value should the New Fund wish to sell the securities. If a security a New Fund holds must be registered under the 1933 Act before it may be sold, the New Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the New Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the New Fund may obtain a less favorable price than when it first decided to sell the security.

10) Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the New Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a New Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Managers Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the New Fund permitting such interfund lending. No New Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the New Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If a New Fund has outstanding borrowings, any Interfund Loans to the New Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c)

will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the New Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A New Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the New Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Managers Fund Complex, the New Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a New Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the New Fund may borrow through the credit facility only on a secured basis. A New Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the New Fund’s fundamental investment restrictions.

No New Fund may lend to another fund in the Managers Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A New Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a New Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the New Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

11) Investment Company Securities

Each New Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of each New Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A New Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. Managers and SouthernSun will consider such fees in determining whether to invest in other investment companies. A New Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, a New Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a New Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A New Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A New Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on a New Fund’s investments in other investment companies. In particular, a New Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the New Fund’s total assets with respect to any one investment company, and (iii) 10% of the New Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). A New Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the New Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the New Fund; and (ii) the investment company and the New Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, a New Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, each New Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the New Fund. A New Fund will notify its shareholders prior to initiating such an arrangement.

The New Funds may seek to invest in ETFs that have received an exemptive order from the SEC permitting investment by other funds in the ETFs in excess of the Limitation, provided that the New Funds enter into and comply with the terms and conditions of an agreement with each ETF, and the New Funds comply with the ETF’s exemptive order.

ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.

12) Mortgage-Related Securities

Mortgage-related securities include collateralized mortgage obligations (“CMOs”) and “pass-throughs.” “Pass-throughs,” which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae (“FNMA”) or Freddie Mac (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a New Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the New Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a New Fund could sustain a loss.

Some mortgage-related securities are “Interest Only” or “IOs” which receive only the interest paid on the underlying pools of holders or “Principal Only” or “POs” whose interest in the underlying pools is limited to their principal. In general, the New Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

Recent Events Regarding FNMA and FHLMC Securities. The value of FNMA and FHLMC’s securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility available to FNMA and FHLMC, which terminated on December 31, 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC have been or will be successful, or, with respect to initiatives that have expired, that the U.S. Treasury would undertake similar initiatives in the future.

Risks Associated with Mortgage-Related Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

In the case of privately issued mortgage-related and asset-backed securities, the New Funds take the position that such instruments do not represent interests in any particular industry or group of industries. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

13) Securities Lending

Each New Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the New Fund’s investment policies and restrictions. The New Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the New Fund at any time, and (iv) the New Fund receives reasonable interest on the loan. When cash is received as collateral, the New Fund will invest the cash received in short-term instruments to earn additional income. The New Fund will bear the risk of any loss on any such investment. The New Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the New Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled on a reasonable efforts basis and the securities voted by the New Fund. The Bank of New York Mellon serves as the New Funds’ securities lending agent.

14) United States Government Obligations

Each New Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

Each New Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, a New Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which a New Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

15) Variable Rate Securities

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

16) When-Issued Securities

Each New Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a New Fund until a settlement takes place. At the time a New Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

To facilitate these transactions, each New Fund will maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a New Fund will meet its obligations from assets in the segregated account and/or from cash flow. If a New Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a New Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a New Fund to hedge against unanticipated changes in interest rates.

17) Zero Coupon Securities

“Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A New Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. A New Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a New Fund’s assets, increase its expense ratio and decrease its rate of return.

ADDITIONAL INVESTMENT POLICIES

Diversification Requirements for the New Funds

Neither New Fund intends to meet the requirements to be a diversified company under the 1940 Act as currently in effect. Because each New Fund is “non-diversified,” it can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

Industry Concentration

Unless otherwise provided, for purposes of a determining whether a New Fund’s investments are concentrated in a particular industry or group of industries, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the New Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the New Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each New Fund:

(1) May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(2) May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(3) May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(4) May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(5) May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(6) May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(7) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this SAI or the Proxy Statement/Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the New Funds.

Portfolio Turnover

Generally, the New Funds purchase securities for investment purposes and not for short-term trading profits. However, each New Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the New Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to a New Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for the Existing Funds for the fiscal years ended September 30, 2012 and September 30, 2013 are as follows:

SouthernSun Small Cap Fund
Period Ended	Portfolio Turnover Rate
September 30, 2012	31%
September 30, 2013	22%

SouthernSun U.S. Equity Fund
Period Ended	Portfolio Turnover Rate
September 30, 2012	49%
September 30, 2013	25%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the New Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of the New Funds. Each New Fund will post a complete list of its portfolio holdings as of the last day of each fiscal quarter or semi-annual period 60 days following the end of such period on the New Funds’ website. The Chief Compliance Officer of the New Funds may designate an earlier or later date for public disclosure of a New Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the New Funds that the disclosures are in the best interests of shareholders of the New Funds and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the New Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the New Funds will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between Managers’ interests and those of shareholders of the New Funds in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the New Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The New Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the New Funds: the subadvisor (SouthernSun); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printer (R.R. Donnelley); counsel to the New Funds (Ropes & Gray LLP) or counsel to the independent trustees of the New Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to SouthernSun and the Custodian. Disclosures of portfolio holdings information will be made to the New Funds’ independent registered public accounting firm and financial printer on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of New Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the New Funds or counsel to the independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with New Fund operations. In addition, the New Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Morningstar Inc., Thomson Financial, Bloomberg L.P., Interactive Data Corp., FactSet Research Systems Inc., Wilshire Associates and Securities Class Action Services LLC. The New Funds may disclose non-public current portfolio holdings information to Interactive Data Corp. on a daily basis for valuation purposes, to FactSet on a daily basis for portfolio holdings analysis, to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis, and to Securities Class Action Services LLC on a monthly basis for proxy voting purposes. The New Funds also provide current portfolio holdings information to Lipper, Morningstar, Thomson Financial, Bloomberg L.P. and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the New Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the New Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the New Funds’ portfolio holdings will protect the New Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the New Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the New Funds’ activities, review contractual arrangements with companies that provide services to the New Funds, and review the New Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust’s organizational documents and the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. The Chairman of the Board, if one is elected, the President, the Treasurer and the Secretary and such other officers as the Trustees may in their discretion from time to time elect shall each be elected by the Trustees to serve until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer shall hold office and each agent shall retain authority at the pleasure of the Trustees.

Independent Trustees.

The Trustees in the following table are not interested persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”). William E. Chapman serves as the Independent Chairman of the Board of Trustees.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Bruce B. Bingham DOB: 12/1/48	Trustee since 2012	Partner, Hamilton Partners (real estate development firm) (1987-Present)	39	Director of The Yacktman Funds, Inc. (2 portfolios)	Significant board experience; experienced businessman; familiar with financial statements.

William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman; Chairman of the Governance Committee	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee Emeritus of Bowdoin College (2013-Present); Formerly Trustee of Bowdoin College (2002-2013); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-Nov. 2009)	39	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board and Chairman of Managers AMG Funds’ Governance Committee.

Edward J. Kaier DOB: 9/23/45	Trustee since 1999; Chairman of the Audit Committee	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	39	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; practicing attorney; continuing service as Chairman of Managers AMG Funds’ Audit Committee.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Kurt Keilhacker DOB: 10/5/63	Trustee since 2013	Managing Member, TechFund Europe (2000-Present); Managing Member, TechFund Capital (1997-Present)	39	None	Significant board experience; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Independent Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	39	Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert.

Richard F. Powers III DOB: 2/2/46	Trustee since 2013	Adjunct Professor, Boston College (2011-Present)	39	Director of Ameriprise Financial Inc. (2005-2009)	Significant board experience; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex.

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	39	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee	Significant board experience; former practicing attorney; currently professor of law.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
				of Aston Funds (26 portfolios)

Victoria Sassine DOB: 8/11/65	Trustee since 2013	Lecturer, Babson College (2007 – Present)	39	None	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant.

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	Professor Emeritus, University of Massachusetts (2013-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, TRS Associates (1982-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northhampton Capital	39	Trustee of Aston Funds (26 portfolios)	Significant board experience; formerly professor of finance; significant executive experience with several investment partnerships.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Management, LLC (2004-2010)

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman DOB: 4/2/52	Trustee since 2011	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and	39	None	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of Managers AMG Funds, including as Chief Legal Officer.

Compliance, Wellington Management Company, LLP (1995-2004)

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with Managers, and also may benefit from information provided by the Trust’s and Managers’ legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keitha L. Kinne DOB: 5/16/58	President and Principal Executive Officer since 2012; Chief Operating Officer since 2007	President and Principal Executive Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2012-Present); President, Managers Distributors, Inc. (2012- Present); Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-

Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Lewis Collins DOB: 2/22/66	Secretary since 2011; Chief Legal Officer since 2011	Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-Present); Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)

Donald S. Rumery DOB: 5/29/58	Principal Financial Officer since 2008; Chief Financial Officer since 2007; Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Principal Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012)

John J. Ferencz DOB: 3/09/62	Chief Compliance Officer since 2010	Chief Compliance Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2010-2012); Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010)

Michael Ponder DOB: 9/12/73	Assistant Secretary since 2011	Assistant Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-Present); Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009)

Matthew B. Wallace DOB: 11/24/80	Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2013	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2013

Independent Trustees: Bruce B. Bingham William E. Chapman, II Edward J. Kaier Kurt Keilhacker Steven J. Paggioli Richard F. Powers III Eric Rakowski Victoria Sassine Thomas R. Schneeweis	None None None None None None None None None	over $ 100,000 over $ 100,000 over $ 100,000 over $ 100,000 over $ 100,000 None over $ 100,000 None over $ 100,000

Interested Trustee: Christine C. Carsman	None	over $ 100,000

*	The Family of Investment Companies consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of the Trust (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of ten Trustees, nine of whom are not “interested persons” (as defined in the 1940 Act) of the New Funds (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the New Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the New Funds and the New Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the New Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the New Funds.

The Trust has retained Managers as the New Funds’ investment advisor and administrator. Managers is responsible for the New Funds’ overall administration and operation, including management of the risks that arise from the New Funds’ investments and operations. Employees of Managers serve as several of the New Funds’ officers, including the New Funds’ President. The Board provides oversight of the services provided by Managers and the New Funds’ officers, including their risk management activities. On an annual basis, the New Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the New Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the New Funds’ activities, including regarding each New Fund’s investment portfolio, the compliance of the New Funds with applicable laws, and the New Funds’ financial accounting and reporting. The Board receives periodic reports from the New Funds’ Chief Legal Officer on Managers’ risk management activities. The Board also receives periodic reports from the New Funds’ Chief Compliance Officer regarding the compliance of the New Funds with federal and state securities laws and the New Funds’ internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the New Funds’ subadvisors and Managers’ investment research team regarding the management of the New Funds, including their investment risks. The Board also receives periodic reports from the New Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of Managers regarding Managers’ general business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the New Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the New Funds, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or Managers or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time. The Audit Committee met two times during the fiscal year ended September 30, 2013.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. William E. Chapman serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Trustees; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Trustee) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the New Funds; (iii) the compensation to be paid to Independent Trustees; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Trustee; (ii) conduct self-evaluations of the performance of the Trustees and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of a New Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the New Funds, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met seven times during the fiscal year ended September 30, 2013.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex for the fiscal year ending September 30, 2014, the Trustees are estimated to be compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:

Bruce B. Bingham	$2,612	$135,000
William E. Chapman II (c)	$3,150	$160,000
Edward J. Kaier (d)	$2,839	$145,000
Kurt Keilhacker	$2,612	$135,000
Steven J. Paggioli	$2,612	$135,000
Richard F. Powers III	$2,612	$135,000
Eric Rakowski	$2,612	$135,000
Victoria Sassine	$2,612	$135,000
Thomas R. Schneeweis	$2,612	$135,000

Interested Trustee:
Christine C. Carsman	None	None

(a)	Each New Fund is expected to commence operations on or about March 31, 2014 and its current fiscal year ends on September 30, 2014. Because the New Funds have not completed their first full fiscal year, compensation is estimated for the current fiscal year ending September 30, 2014. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation estimated to be paid during the 12-month period ending September 30, 2014 for services as a Trustee of the Managers Fund Complex, which, as of the date of this SAI, consisted of 39 funds in the Trust, The Managers Funds, Managers Trust I and Managers Trust II and does not include the New Funds.
(c)	Mr. Chapman receives an additional $25,000 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier receives an additional $10,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of the date of this SAI, no person or entity “controlled” (within the meaning of the 1940 Act) the New Funds, as the New Funds have not commenced operations. A person or entity that “controls” a New Fund could have effective voting control over the New Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a New Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders

As of the date of this SAI, no person or entity owned beneficially or of record 5% or more of the outstanding shares of the New Funds, as the New funds have not commenced operations.

Management Ownership

As of the date of this SAI, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the New Funds, as the New Funds have not commenced operations.

MANAGEMENT OF THE NEW FUNDS

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the New Funds. Managers Investment Group LLC serves as investment manager to the New Funds. Managers also serves as administrator of each New Fund and carries out the daily administration of the Trust and each New Fund. Managers’ principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. Managers is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of Managers. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers, serves as the distributor to the New Funds. MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The assets of each New Fund are managed by a subadvisor selected by Managers, subject to the review and approval of the Trustees. SouthernSun was selected by Managers to serve as subadvisor of each New Fund, subject to the review and approval of the Board of Trustees. As of September 30, 2013, SouthernSun had approximately $5.2 billion in assets under management. SouthernSun’s address is 6070 Poplar Avenue, Suite 300, Memphis, Tennessee 38119. Michael W. Cook, Sr. is the controlling member of SouthernSun.

Managers recommends subadvisors for the New Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the New Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a subadvisor, and Managers does not expect to make frequent changes of subadvisors. Managers and its corporate predecessors have over 20 years of experience in evaluating subadvisors for individuals and institutional investors.

For its investment management services, Managers receives an investment management fee from each New Fund. Managers uses all of the investment management fee it receives from each New Fund to pay the advisory fees of SouthernSun. Because SouthernSun is an affiliate of Managers, Managers indirectly benefits from the compensation received by SouthernSun.

SouthernSun has discretion, subject to oversight by the Trustees and Managers, to purchase and sell portfolio assets, consistent with the New Funds’ investment objectives, policies and restrictions. Generally, the services that SouthernSun provides to the New Funds are limited to asset management and related record keeping services.

SouthernSun or an affiliated broker-dealer may execute portfolio transactions for a New Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a New Fund may purchase securities that are offered in underwritings in which an affiliate of the New Fund’s subadvisor participates. For underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the New Fund could purchase in the underwritings.

SouthernSun may also serve as a discretionary or non-discretionary investment advisor to management or advisory or other accounts which are unrelated in any manner to the New Funds or Managers and its affiliates.

Investment Management and Subadvisory Agreements

Managers serves as investment manager to the New Funds pursuant to the Investment Management Agreement. The Investment Management Agreement permits Managers to engage, from time to time, one or more subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, Managers has entered into a Subadvisory Agreement with SouthernSun with respect to the New Funds (the “Subadvisory Agreement”).

The Investment Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable New Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by Managers or (in the case of the Subadvisory Agreement) by SouthernSun on 60 days’ written notice to the other party. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Investment Management Agreement provides that Managers is specifically responsible for the following advisory and/or administrative services:

•	developing and furnishing continuously an investment program and strategy for each New Fund in compliance with the New Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of each New Fund;

•	determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each New Fund and what portion, if any, of the assets of each New Fund shall be held in cash or cash equivalents;

•	making changes on behalf of the Trust in the investments of each New Fund;

•	furnishing to the Trust necessary assistance in the preparation of all reports now or hereafter required by federal or other laws, and the preparation of prospectuses, registration statements and amendments thereto that may be required by federal or other laws or by the rules or regulations of any duly authorized commission or administrative body;

•	furnishing to the Trust office space in the offices of Managers, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service; and

•	furnishing to the Trust all executive and administrative personnel necessary for managing the affairs of the Trust, including personnel to perform clerical, bookkeeping, accounting and other office functions.

Under the Subadvisory Agreement, SouthernSun manages all or a portion of a New Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the New Fund in accordance with the New Fund’s investment objectives, policies, and investment restrictions. SouthernSun provides these services subject to the general supervision of Managers and the Trustees. The provision of investment advisory services by SouthernSun to the New Funds will not be exclusive under the terms of the Subadvisory Agreement, and SouthernSun will be free to and expects to render investment advisory services to others.

In performing the functions set forth above and supervising SouthernSun, Managers:

•	performs periodic detailed analysis and reviews of the performance by SouthernSun of its obligations to each New Fund, including without limitation a review of SouthernSun’s investment performance in respect of each New Fund;

•	prepares and presents periodic reports to the Board of Trustees regarding the investment performance of SouthernSun and other information regarding SouthernSun, at such times and in such forms as the Board of Trustees may reasonably request;

•	reviews and considers any changes in the personnel of SouthernSun responsible for performing SouthernSun’s obligations and makes appropriate reports to the Board of Trustees;

•	reviews and considers any changes in the ownership or senior management of SouthernSun and makes appropriate reports to the Board of Trustees;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of SouthernSun;

•	assists the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement with SouthernSun and annual consideration of the Subadvisor Agreement thereafter;

•	prepares recommendations with respect to the continued retention of SouthernSun or the replacement of SouthernSun, including at the request of the Board of Trustees;

•	identifies potential successors to or replacements of SouthernSun or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board of Trustees a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board of Trustees;

•	designates and compensates from its own resources such personnel as Managers may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board of Trustees shall reasonably request consistent with the Management Agreement, the Subadvisory Agreement and applicable law.

The New Funds pay all expenses not borne by Managers or SouthernSun including, but not limited to, the charges and expenses of the New Funds’ custodian and transfer agent, independent auditors and legal counsel for the New Fund and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions, transfer taxes and transaction taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of a New Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of Managers, SouthernSun or their affiliates, other than affiliated registered investment companies. Managers compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of Managers or its affiliates.

The Subadvisory Agreement requires SouthernSun to provide fair and equitable treatment to the New Funds in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate SouthernSun to acquire for the New Funds a position in any investment which any of SouthernSun’s other clients may acquire. The New Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the New Funds or otherwise.

Although SouthernSun makes investment decisions for the New Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the New Funds and other clients of SouthernSun are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the New Funds and the other client(s) pursuant to a formula considered equitable by SouthernSun. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a New Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the New Funds.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, Managers is not subject to liability to the New Funds or any New Fund shareholder for any act or omission in the course of, or connected with, the matters to which the Investment Management Agreement relates. The Subadvisory Agreement provides that SouthernSun shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by Managers or the Trust in connection with the Subadvisory Agreement, except by reason of SouthernSun’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of SouthernSun’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust may rely on an exemptive order from the SEC that, subject to compliance with its conditions, would permit Managers to enter into subadvisory agreements with unaffiliated subadvisors (the “Submanagers”) without shareholder approval. Under the terms of this exemptive order, Managers is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Trustees but without shareholder approval, to employ new unaffiliated Submanagers for a New Fund, change the terms of the subadvisory agreement for an unaffiliated Submanager, or continue the employment of an unaffiliated Submanager after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that Managers provides notification to shareholders within 90 days of the hiring of an unaffiliated Submanager. Managers, subject to oversight by the Trustees, has ultimate responsibility to oversee the Submanagers and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of a New Fund will continue to have the right to terminate such subadvisory agreements for the New Fund at any time by a vote of a majority of the outstanding voting securities of the New Fund. Managers may not change a Submanager to the New Funds without approval of the Trust’s Board of Trustees and, to the extent required by the 1940 Act, shareholder approval.

Compensation of the Investment Manager and the Subadvisor

As compensation for the investment management services rendered and related expenses under the Management Agreement, each New Fund has agreed to pay Managers an investment management fee equal to 0.85% of the value of the net assets of the New Fund. The amount of management fee is computed daily and may be paid monthly.

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, Managers has agreed to pay SouthernSun all of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that SouthernSun manages. The fee paid to SouthernSun is paid out of the fee Managers receives from each New Fund and does not increase a New Fund’s expenses.

Because the New Funds commenced operations on or following the date of this SAI, there have been no payments for advisory services (i) by the New Funds to Managers or (ii) by Managers to SouthernSun.

Expense Limitations

From time to time, Managers may agree to limit a New Fund’s expenses by agreeing to waive all or a portion of the investment management fee and other fees it would otherwise be entitled to receive from a New Fund and/or reimburse certain New Fund expenses above a specified maximum amount (i.e., an “expense limitation”). Managers may waive all or a portion of its fees and/or reimburse New Fund expenses for a number of reasons, such as passing on to the New Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from Managers with respect to a New Fund, or attempting to make a New Fund’s performance more competitive as compared to similar funds. The effect of any contractual expense limitations in effect at the date of this SAI is reflected in the tables below and, if applicable, in the Annual Fund Operating Expenses table (including footnotes thereto) located in the Proxy Statement/Prospectus. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to a New Fund’s contractual expense limitation, Managers may recover from the New Fund fees waived and expenses paid to the extent that such repayment would not cause the New Fund’s Net Annual Fund Operating Expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to exceed its contractual expense limitation amount. In addition, Managers may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary expense limitations by Managers or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of Managers or Subadvisor. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective. Because the New Funds commenced operations on or following the date of this SAI, there have been no fees waived and/or expenses reimbursed to the New Funds.

Managers also serves as the administrator to the New Funds and receives compensation from the Trust pursuant to an administration and shareholder servicing agreement (the “Fund Administration Agreement”) between the Trust and Managers. For more information about the Fund Administration Agreement, see “Administrative Services” below.

Portfolio Manager of the New Funds (information as of December 31, 2013)

SouthernSun supervises the investment portfolio of the New Funds, directing the purchase and sale of investment securities in the day-to-day management of the New Funds. Michael W. Cook, Sr. manages each New Fund’s portfolio as the portfolio manager primarily responsible for the day-to-day management of each New Fund.

Other Accounts Managed by the Portfolio Manager

Portfolio Manager: Michael W. Cook, Sr.
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	5	$1,415.41	None	$0
Other Pooled Investment Vehicles	4	$69.28	1	$4.65
Other Accounts	2,846	$3,832.90	None	$0

Potential Material Conflicts of Interest

As indicated in the table above, the portfolio manager may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, SouthernSun may receive fees from certain accounts that are higher than the fee it receives from the New Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the New Funds. SouthernSun has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within SouthernSun are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SouthernSun utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Portfolio Manager Compensation

Mr. Cook, Sr. receives a fixed salary, retirement plan and other fringe benefit arrangements from SouthernSun in addition to his ownership interest in SouthernSun.

Portfolio Manager’s Ownership of New Fund Shares

The Portfolio Manager does not own any shares of the New Funds, as the New Funds have not commenced operations.

Proxy Voting Policy

Proxies for a New Fund’s portfolio securities are voted in accordance with SouthernSun’s proxy voting policies and procedures, which are set forth in Appendix B to this SAI, except that for a proxy with respect to shares of (i) an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), Managers typically votes the proxy as recommended by the Cash Sweep Fund’s directors; and (ii) an ETF held by a New Fund, in connection with an SEC exemptive order on which the New Fund relies with respect to the ETF, Managers may vote the proxy in the same proportion as the vote of all other holders of shares of the ETF.

Because the New Funds are new, there is no information available for how the New Funds voted proxies relating to their portfolio securities during the past twelve months. Information regarding how the Existing Funds voted proxies relating to portfolio securities during the twelve month period ended June 30 is available: (i) without charge, by calling 1-(800) 835-3879; and (ii) on the SEC’s Website at http://www.sec.gov.

Code of Ethics

The Trust, Managers, MDI and SouthernSun have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a New Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services

Under the Fund Administration Agreement between the Trust and Managers, Managers also serves as administrator of the New Funds and is responsible for certain aspects of managing the New Funds’ operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating New Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for each New Fund. For these services, each New Fund will pay Managers an annual administrative fee of 0.05% of the Fund’s average daily net assets. The Fund Administration Agreement generally may be terminated by Managers upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to Managers.

Because the New Funds commenced operations on or following the date of this SAI, there have been no payments by the New Funds to Managers for administrative services.

Distribution Arrangements

Under a Distribution Agreement (the “Distribution Agreement”) between the Trust and MDI, MDI serves as the principal distributor and underwriter for the New Funds. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the New Funds will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangements discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of each New Fund’s prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to MDI shall be borne by Managers or an affiliate of Managers as agreed upon between MDI and Managers from time to time. MDI is not obligated to sell any specific amount of shares of the New Funds.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement continues in effect for two years from the date of its execution and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a New Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or MDI (as that term is defined in the 1940 Act).

For sales of New Fund shares, MDI may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold shares of the New Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, by MDI or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a New Fund will receive from such sales.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Rule 12b-1 Distribution and Service Plan. The Trust has adopted a distribution and service plan with respect to the Investor Class shares of the SouthernSun Small Cap Fund and the Class C and Investor Class shares of the SouthernSun U.S. Equity Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. All shares of the New Funds are sold without a front end or contingent deferred sales load and Institutional Class shares of the New Funds are not subject to the expenses of any Rule 12b-1 distribution and service plan.

Pursuant to the Plan, each New Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of New Fund shares and for maintenance and personal service provided to existing New Fund shareholders. The Plan authorizes payments to MDI of up to 1.00% annually of the SouthernSun U.S. Equity Fund’s average daily net assets attributable to its Class C shares. The Plan authorizes payments to MDI up to 0.25% annually of each New Fund’s average daily net assets attributable to its Investor Class shares.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class C or Investor Class shares of a New Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the New Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, MDI provides to each New Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any related agreements, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected New Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or any related agreements, or by a vote of a majority of the outstanding voting securities of the applicable New Fund (as that term is defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment.

Because the New Funds commenced operations on or following the date of this SAI, there have been no payments by the New Funds under the Plan.

Custodian

The Bank of New York Mellon, a subsidiary of the Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the custodian for the New Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the New Funds, releasing and delivering such securities as directed by the New Funds, maintaining bank accounts in the names of the New Funds, receiving for deposit into such accounts payments for shares of the New Funds, collecting income and other payments due the New Funds with respect to portfolio securities and paying out monies of the New Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

Although it is expected that BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), will serve as the transfer agent for the New Funds, there is expected to be a transition period following the closing of the Reorganization, which is expected to occur on or about March 31, 2014, during which the Existing Funds’ transfer agent, Gemini, will provide transfer agency and related services to the New Funds. Gemini is located at 80 Arkay Drive, Hauppauge, New York 11788. BNY Mellon Investment Servicing also serves as the sub-transfer agent for the ManagersChoice® asset allocation program and also serves as the dividend disbursing agent for the New Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the New Funds for the fiscal year ending September 30, 2014. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each New Fund, assists in the preparation and/or review of each New Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreement provides that SouthernSun places all orders for the purchase and sale of securities that are held in a New Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of SouthernSun to seek to obtain best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. SouthernSun shall consider all factors that it deems relevant when assessing best price and execution for the New Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, SouthernSun is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. SouthernSun is also authorized to cause a New Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. SouthernSun must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which SouthernSun exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by SouthernSun. Each New Fund may purchase and sell portfolio securities through brokers who provide SouthernSun with research services.

The Trustees will periodically review the total amount of commissions paid by the New Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the New Funds of using particular brokers or dealers. It is possible that certain of the services received by SouthernSun attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by SouthernSun.

The fees of SouthernSun are not reduced by reason of its receipt of such brokerage and research services. Generally, SouthernSun does not provide any services to a New Fund except portfolio investment management and related record-keeping services. Managers may request that SouthernSun employ certain specific brokers who have agreed to pay certain New Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

Because the New Funds commenced operations on or following the date of this SAI, there have been no brokerage commissions paid by the New Funds.

Brokerage Recapture Arrangements

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the New Funds may be directed by the New Funds to pay expenses of the New Funds. Consistent with its policy and principal objective of seeking best price and execution, SouthernSun may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the New Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the New Funds and not to expenses of Managers or SouthernSun.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the New Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the Proxy Statement/Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept. When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes the name of the New Fund and share class, the dollar amount of shares to be purchased, a completed purchase application or investment stub and a check payable to the applicable New Fund.

Certain investors may purchase or sell a New Fund’s shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The New Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from Managers out of its legitimate profits in exchange for selling shares or for record keeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York time at the address listed in the Proxy Statement/Prospectus on any day that the NYSE is open for business will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with Managers, will also receive that day’s offering price, provided the orders the processing organization transmits to Managers were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Proxy Statement/Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This will usually occur within 10 days unless arrangements are made with Managers.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. The Transfer Agent will also charge a $25 fee against a shareholder’s account for any check returned to the Transfer Agent for insufficient funds. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The New Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Funds will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to a New Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the Proxy Statement/Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. For shares held less than 30 days, each New Fund will deduct a 2.00% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the New Fund’s balance amount. The redemption fee may not apply in certain circumstances, as described in the Proxy Statement/Prospectus. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The Trust reserves the right to redeem shareholder accounts (after at least 60 days’ notice and the opportunity to reestablish the account balance) when the value of a New Fund’s shares in the account falls below (i) $1,000 with respect to the New SouthernSun Small Cap Fund or Investor Class shares or Class C shares of the New SouthernSun U.S. Equity Fund, or (ii) $1,000,000 with respect to Institutional Class shares of the New SouthernSun U.S. Equity Fund. A shareholder’s account will not be closed if the account balance drops below the applicable account minimum due to a decline in net asset value. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by Managers on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a New Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a New Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the New Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed, must identify your account number and should be signed by you and any other person listed on the account, exactly as the shares are registered. All redemptions will be mailed to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This will usually occur within 10 days unless arrangements are made with Managers. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a New Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

Exchange privileges will not be available while Gemini serves as the Fund’s interim transfer agent.

Cost Basis Reporting

Upon the redemption of New Fund shares, the New Funds or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the New Funds’ shares you redeemed. See the Proxy Statement/Prospectus for more information.

Net Asset Value

Each class of shares computes its net asset value (“NAV”) once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The New Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of each New Fund is equal to the value of the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Equity securities listed on a domestic securities exchange (including ADRs and GDRs) are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ, in a U.S. OTC market (including ADRs) or in a non-U.S. OTC market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. OTC market are valued at the last quoted sales price. Debt obligations (other than short term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean price provided by an authorized pricing service. Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Notwithstanding the foregoing, currencies, financial derivatives and IPOs will be valued in accordance with each New Fund’s valuation procedures adopted from time to time. Each New Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board. In the event that the market quotation, price or market based valuation for a portfolio instrument is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances, the portfolio instrument may be valued at fair value, as determined in good faith and pursuant to procedures established by and under the general supervision of the Board. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of New Fund shares, and no compensation or other consideration is received by the New Fund, Managers or any other party in this regard.

Dividends and Distributions

Each New Fund declares and pays dividends and distributions as described in the Proxy Statement/Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A NEW FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the New Funds – in General

Each New Fund has elected and intends each year to qualify and be treated as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and be treated, each New Fund must, among other things:

(a)	derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b)	invest the New Fund’s assets in such a manner that, as of the close of each quarter of the New Fund’s taxable year, (i) at least 50% of the market value of the New Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the New Fund and to no more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the New Fund’s total assets is invested in (x) the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the New Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote and that are engaged in the same, similar, or related trades or businesses or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income to a New Fund only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the New Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular New Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a New Fund’s ability to meet the diversification test in paragraph (b) above.

If a New Fund qualifies for treatment as a regulated investment company, the New Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years), if any, that it distributes in a timely manner to shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a New Fund’s foreign currency gains to the extent that such income is not directly related to the New Fund’s principal business of investing in stock or securities. This could affect the qualification of a New Fund as a regulated investment company.

If a New Fund were to fail to meet the income, diversification or distribution test described above, the New Fund could in some cases cure such failure, including by paying a New Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a New Fund were ineligible to or otherwise did not cure such failure for any year, or if a New Fund were otherwise to fail to qualify for treatment as a regulated investment company for such year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a New Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the New Fund’s current or accumulated earnings and profits. Some portions of such distributions may be eligible for treatment as “qualified dividend income” (defined below) for individuals and for the dividends-received deduction for corporate shareholders. A New Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a New Fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or a later date if the New Fund is eligible to elect and so elects), plus any such amounts retained from the prior year, such New Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a New Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date if the New Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a New Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a New Fund to shareholders in January of a year generally is deemed to have been paid by such New Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each New Fund generally intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date if the New Fund makes the election referred to in the previous paragraph) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31(or a later date if the New Fund makes the election referred to above)) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a New Fund’s net investment income. Instead, potentially subject to certain limitations, a New Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a New Fund retains or distributes such gains. If a New Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a New Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the New Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A New Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

Taxation of the New Funds’ Investments

Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt securities, including all zero coupon debt securities, with a fixed maturity date of more than one year from the date of issuance may be treated as having original issue discount (“OID”). OID generally can be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a New Fund, which will comprise a part of the New Fund’s investment company taxable income or net tax-exempt income required to be distributed to shareholders as described above, whether or not cash on the debt security is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a New Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price (or, in the case of original issue discount obligations, the revised issue price) of a debt security over the purchase price of such security. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A New Fund may make one or more elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. Generally, a New Fund will be required to include the acquisition discount or OID in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A New Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If a New Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the New Fund actually received. Such distributions may be made from cash assets or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so.

Securities Purchased at a Premium. Very generally, where a New Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a New Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the New Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the New Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a New Fund to reduce its tax basis by the amount of amortized premium.

Junk Bonds. If a New Fund invests in high yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high yield discount obligation is a domestic corporation, dividend payments by a New Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for a New Fund. Tax rules are not entirely clear about issues such as whether or to what extent a New Fund should recognize market discount on a debt obligation, when a New Fund may cease to accrue interest, OID or market discount, when and to what extent a New Fund may take deductions for bad debts or worthless securities and how a New Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each New Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Mortgage-Related Securities. A New Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a New Fund’s income (including income allocated to the New Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a New Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a New Fund investing in mortgage-related securities may not be a suitable investment for a charitable remainder trust (see “Tax-Exempt Shareholders” below).

In general, excess inclusion income that is allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Options, Futures, Forward Contracts, Swap Agreements, and Other Derivatives. A New Fund’s use of derivatives, if any, may cause the New Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a New Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A New Fund’s use of derivatives will also affect the amount, timing, and character of a New Fund’s distributions. The character of a New Fund’s taxable income will, in some cases, be determined on the basis of reports made to the New Fund by the issuers of the securities in which the New Fund invests. In addition, because the tax rules applicable to such investments are in some cases uncertain under current U.S. federal income tax laws, an adverse determination or future IRS guidance with respect to these rules may affect whether a New Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a New Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the New Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the New Fund’s income for purposes of determining whether 90% of the New Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, forward contracts, swaps, short sales, foreign securities, securities loans and other similar transactions. Each New Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the New Fund as a regulated investment company.

Foreign Currency Transactions and Hedging. Gains or losses attributable to fluctuations in exchange rates that occur between the time each New Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the New Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. Such ordinary income treatment may accelerate New Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the New Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, a New Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Book-Tax Differences. Certain of a New Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a New Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the New Fund’s book income and the sum of the New Fund’s taxable income and net tax-exempt income (if any). If a New Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the New Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the New Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the New Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax.

Repurchase Agreements and Securities Loans. A New Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the New Fund in place of dividends or interest earned on the security during the period that such security was not directly held by the New Fund may not give rise to qualified dividend income or distributions qualifying for the dividends-received deduction (each of which is described below); and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a New Fund will not qualify as a foreign tax paid by the New Fund and therefore cannot be passed through to shareholders even if the New Fund were eligible to make and made the election described in “Foreign Taxes,” below.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation if (i) 75% or more of the gross income of the foreign corporation for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) of the foreign corporation that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a New Fund in certain PFICs could potentially subject such New Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to that New Fund’s shareholders. However, a New Fund may elect to avoid the imposition of that tax. For example, a New Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the New Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a New Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the New Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the New Fund to avoid taxation. Making either of these elections therefore may require a New Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the New Fund’s total return. A New Fund that indirectly invests in PFICs by virtue of the New Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, a New Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income” (as defined below).

Investments in Other Investment Companies. If a New Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as “qualified dividend income” (as defined below), then the New Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the New Fund meets holding period and other requirements with respect to shares of the investment company. If a New Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the New Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the New Fund meets holding period and other requirements with respect to shares of the investment company. (Qualified dividend income and the dividends-received deduction are described below.)

Taxation of Certain Investments. As described above, certain of each New Fund’s investments can create taxable income in excess of the cash they generate. In such cases, a New Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the New Fund level. The character of a New Fund’s taxable income will, in many cases, be determined on the basis of reports made to the New Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the New Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each New Fund.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a New Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such New Fund. In general, a New Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryforwards) that are properly reported by a New Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a New Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and New Fund level, as described below.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a New Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale or redemption of New Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a New Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Each New Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income, if any, and may distribute its net capital gain. Taxable income that is retained by a New Fund will be subject to tax at the New Fund level at regular corporate rates. Each New Fund may also retain for investment its net capital gain. If a New Fund retains any net capital gain, it will be subject to tax at the New Fund level at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such New Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a New Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a New Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A New Fund is not required to, and there can be no assurance that a New Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a New Fund will result in a reduction in the fair market value of such New Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, a shareholder that purchases shares of a New Fund just prior to a taxable distribution will then receive a return of investment upon distribution which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a New Fund shareholder to be qualified dividend income, the New Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the New Fund’s shares. A dividend will not be treated as qualified dividend income (at either the New Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by a New Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the New Fund’s shares. If the aggregate qualified dividend income received by a New Fund during any taxable year is 95% or more of its “gross income,” then 100% of the New Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the New Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a New Fund from PFICs will not qualify for the dividends-received deduction. A dividend received by a New Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that a New Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the New Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the New Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a New Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a New Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the New Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

The ultimate tax characterization of a New Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a New Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains a New Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital is not taxable, but reduces the shareholder’s tax basis in such New Fund’s shares (thus reducing any loss or increasing any gain on the subsequent taxable disposition by a shareholder of its shares), and any amounts exceeding such basis are treated as gains from the sale of such shares.

Sale or Redemption of Shares

The sale or redemption of shares of a New Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of New Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of New Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of New Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of such New Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption of a New Fund’s shares, the New Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the New Fund shares the shareholder redeemed. See the Proxy Statement/Prospectus for more information.

Foreign Taxes

Foreign withholding or other foreign taxes may be imposed with respect to income from or the disposition of certain foreign securities, decreasing a New Fund’s yield on those securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of any New Fund’s total assets will consist of securities issued by foreign corporations, a New Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be entitled to take any credits or deductions for such foreign taxes.

Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Backup Withholding

Each New Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the New Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such New Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company, such as a New Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the New Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a New Fund if shares in the New Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a New Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the New Fund exceeds the New Fund’s investment company taxable income (after taking into account deductions for dividends paid by the New Fund). (See “Mortgage-Related Securities” above).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, if at any time during any taxable year a “disqualified organization” (a CRT or one of certain other tax-exempt shareholders, including the United States, a state or political subdivision or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a New Fund that recognizes “excess inclusion income,” then the New Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. The extent to which the October 2006 guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each New Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in such New Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the New Funds.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of the shares of a New Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a New Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the New Fund by vote or value could be required to report annually their “financial interest” in the New Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a New Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a New Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a New Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends including Capital Gain Dividends and on the proceeds of the sale or redemption of New Fund shares, beginning as early as July 1, 2014. Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

State and Local Taxes

Each New Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any New Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each New Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, a New Fund may be subject to state and/or local taxes in other jurisdictions in which such New Fund is deemed to be doing business. The treatment of a New Fund and its shareholders in those states which have income tax laws might differ from treatment under U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the New Funds.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A NEW FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

Each New Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust (the “Declaration of Trust”) is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a New Fund and that every note, bond, contract, instrument, certificate or undertaking made on behalf of a New Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a New Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the assets of the New Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the New Funds.

The Declaration of Trust further provides that no Trustee, officer, employee, agent or shareholder of the New Funds is liable to any third persons in connection with the affairs of the New Funds. Nothing in the Declaration of Trust shall protect any Trustee from any liability that arises from his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the office of the Trustee. The Declaration of Trust also provides that all third persons shall look solely to the assets of the New Funds for any satisfaction of claims arising in connection with the affairs of the New Funds. With the exceptions stated and except with respect to any matter as to which a Trustee or officer, including a person who serves at the Trust’s request as a director, officer or trustee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”) shall have been finally adjudicated in a decision on the merits in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust, the Trust’s Declaration of Trust provides that a Covered Person is entitled to be indemnified against all liability in connection with the affairs of the New Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the New Funds each represent a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may, without shareholder approval, divide the shares of any series of the Trust into one or more classes and combine the shares of two or more classes of any series into a single class. The Trustees have authorized the issuance of two classes of shares of the SouthernSun Small Cap Fund – the Institutional Class and Investor Class shares. The Trustees have authorized the issuance of three classes of shares of the SouthernSun U.S. Equity Fund – the Class C, Institutional Class and Investor Class shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (without par value) of one or more series and to divide or combine the shares of any series or class, if applicable, into a greater or lesser number without changing the proportionate beneficial interest in the series or class. Each share of each New Fund represents an equal proportionate interest in such New Fund with each other share. Upon liquidation of a New Fund, shareholders are entitled to share pro rata in the net assets of the New Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the New Funds have no preemptive or conversion rights. The rights of redemption are described in the Proxy Statement/Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of a New Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the New Fund (or a class thereof) shall be entitled to vote.

Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative in the election of Trustees so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required or permitted by either the 1940 Act or by the Trust’s Declaration of Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Proxy Statement/Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the SAI and the Proxy Statement/Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Proxy Statement/Prospectus or this SAI, in connection with the offer of shares of the New Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the New Funds or MDI. The Proxy Statement/Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the New Funds or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

Financial statements are not available because the New Funds have not commenced operations as of the date of this SAI.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S INVESTORS SERVICE, INC.

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Obligation Ratings

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

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Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

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C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating): A SPUR rating is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

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Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

i: This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of ‘AAApNRi’ indicating that the principal portion is rated ‘AAA’ and the interest portion of the obligation is not rated.

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L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of ‘AAApNRi’ indicating that the principal portion is rated ‘AAA’ and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

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c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings: Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

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APPENDIX B

SouthernSun Asset Management, LLC

Proxy Voting Policies and Procedures

Pursuant to Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 as amended (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, SouthernSun Asset Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

RESPONSIBILITY

The Investment Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, and disclosures, including outlining our voting guidelines in our procedures.

The Operations Team has the record keeping responsibilities for retaining all proxy-related documents.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders. Consideration of proxy issues is focused on the investment implications of each issue. We place our client’s interest and rights first.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from company management on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. As advisor to the SouthernSun Funds (the “Funds”), each a series of the Northern Lights Fund Trust (the “Trust”), we will vote proxies of the Funds solely in the interest of its shareholders. We will not

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subordinate the interests of the Funds to any unrelated objectives. We will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

SouthernSun utilizes Broadridge Proxy Edge in order to access web based proxy voting and meeting information to assist in the administration of the voting process. In addition, we use Glass, Lewis & Co. to provide vote recommendations for proxy votes, which we may utilize in our research process to assist the overall decision process on proxy votes.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. When a conflict is identified as material, SouthernSun will disclose the conflict to the affected client, whether it is a private account client or the Board of Trustees for the Northern Lights Fund Trust of which the SouthernSun Funds are members. Upon contact, SouthernSun will then either vote in accordance with the client specific instructions or obtain permission to vote, as usual, in the best interest of shareholders. If SouthernSun is unable to contact the client, Glass, Lewis & Co. may be consulted. The documentation will be maintained with the copy of the proxy vote submitted in the proxy file. We will report to the Board of Trustees of the Trust, on a regular basis but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors. We will evaluate board structures on a case-by-case basis.

Approval of Independent Registered Public Accounting Firm

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis for instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.	Requiring senior executives to hold stock in a company.

2.	Requiring stock acquired through option exercise to be held for a certain period of time.

3.	Using restricted stock grants instead of options.

4.	Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

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While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.	Annual option grants that would exceed 2% of outstanding shares.

2.	Ability to issue options with an exercise price below the stock’s current market price.

3.	Automatic share replenishment (“evergreen”) feature.

4.	Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.	Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we generally support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans which when triggered by a hostile acquisition attempt give shareholders share purchase or sale rights so far out of line with the market as to advantage certain shareholders at the risk of diminution of wealth to the company, also known as poison pills, such measures may tend to entrench current management, which we may consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will maintain records of our proxy voting and any document created that was material in determining the vote for at least five years (2 years on site.)

INVESTMENT COMPANY ISSUES

Proposal

The Funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is our policy to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by our Director of Operations for future reference.

Review

The Board of Trustees of the Trust will conduct an annual review of the past year’s proxy voting as well as the guidelines established for proxy voting. Documentation will be maintained of this review. A report setting forth the results of this review will be maintained by the Board of Trustees.

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SEC Filings

We will file Form N-PX containing each Fund’s complete proxy voting record for the twelve-month period ended June 30 with the SEC by August 31 of each year. We will file these Proxy Voting Policies and Procedures in the Funds’ Registration Statement.

PROCEDURES

SouthernSun has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting

•	The Operations Team is notified either electronically or by regular mail of any upcoming proxy votes for pertinent securities as well as any accompanying materials/documentation;

•	The primary analyst responsible for the representative portfolio company’s proxies shall determine the appropriate voting decision according to the guidelines listed above. The Investment Team as a whole may discuss particular items on a company’s voting ballot in order to determine how to vote;

•	The Operations Team will determine which client accounts hold the security to which the proxy relates;

•	The Operations Team will tabulate all custodial records and send the proxy vote to the company either electronically or by regular mail.

Disclosure

•	SouthernSun will provide conspicuously displayed information in its Disclosure Document (ADV Part 2) summarizing our proxy voting policy and procedures, including a statement that clients may request information regarding how SouthernSun voted a client’s proxies, and that clients may request a copy of our policies and procedures.

•	The Operations Team will also send a copy of our policy to all new clients as well as an annual delivery to all existing clients.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Operations Team.

•	In response to any request the Operations Team will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how SouthernSun voted the client’s proxy with respect to each proposal about which client inquired.

Records Retention

We will maintain the following records:

•	Copies of all policies and procedures written

•	A copy of each proxy statement received

•	A record of each vote cast

•	A copy of any document created that was material to making a decision how to vote proxies or that memorializes the basis for that decision.

•	Copy of each written request for voting information

•	Copy of each written response to oral/written request

OTHER

Client and Other Information

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling (901) 333-6980. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

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When proxies have not been received on behalf of a client, we will make reasonable efforts to obtain missing proxies. With respect to foreign holdings, record and voting deadline dates may be announced with limited time to respond. As such, SouthernSun will make best efforts to respond in a timely manner. In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities. In the event that a client has additional securities that we do not manage in a particular account, SouthernSun will provide the proxy voting information directly to the client so that they can vote the proxy personally.

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